UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

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ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

1.877.843.3831

Annual Report

June 30, 2023

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2023

For our fiscal year ended June 30, 2023, equity markets experienced a significant comeback late in the fiscal year. This was despite the ongoing war in Ukraine, a continuing recovery from COVID-19 lockdowns, soaring inflation, and rising consumer prices. In the US, the market mostly struggled through the second half of 2022, recovering early in 2023 and providing steady gains throughout the first half of 2023. Across the board, most asset classes were up for the fiscal year, including gold, international equities, and Bitcoin. One area that struggled was the fixed income market, as we saw the Federal Reserve aggressively increase interest rates, driving yields higher and bond prices lower. While this was difficult for bond investors, thankfully, it appears that these interest rate increases are achieving the goal of easing inflation.

Certainly, this year, our most challenging investment category was cannabis. Investors continue to eagerly anticipate federal cannabis reforms. Initially, regulatory changes were expected to occur early in the Biden presidency — given the President’s proclamation during the primaries that he would legalize cannabis for medical use, decriminalize cannabis possession, and release incarcerated non-violent cannabis offenders. When that didn’t occur, cannabis reform hopes shifted to the 2022 lame duck session of Congress as Democrats regained control of the House of Representatives. The legislation that many investors are focused on — the SAFE Banking Act — would make it easier for banks to serve legal cannabis businesses. Currently, due to cannabis’ illegal status at the federal level, it is very difficult for legally operating cannabis companies to find banking support. Unfortunately and despite strong support by the House of Representatives, SAFE Banking legislation was not presented for a Senate vote before the 2023 summer recess. As a result of the Senate’s inaction, we saw a significant decline in the prices of Canadian cannabis stocks and outflows in the AdvisorShares Pure US Cannabis ETF (ticker: MSOS). Thankfully, there is continued work and discussion in Congress focused on federal changes in policy regarding cannabis, and we remain optimistic that we will see those changes soon. However, there is no guarantee that these changes will happen as quickly as we would like, or if at all.

It is important to understand our lineup of ETFs and their underlying investment strategies are a bit unique, and we are not likely to move in tandem with the broader markets. For example, while equity markets rose significantly in the first half of 2023, most of our assets in the trust are focused on cannabis stocks, which resulted in an overall decline in our assets under management. However, given the uniqueness of our investment strategies, we have not seen a meaningful reduction in our outstanding shares. This demonstrates to us that our investors are taking a long-term, optimistic view of our ETF strategies. We are also fortunate to have some of our ETFs rank highly in their respective investment categories, which as we know is not an easy feat for active managers.

While it has been a challenging year for the firm, we remain incredibly thankful to our shareholders and appreciate the trust and confidence you have in us. We wish you nothing but health, happiness, and prosperity.

Sincerest regards,

Noah Hamman

CEO, AdvisorShares Investments

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2023

Bitcoin is a cryptocurrency, a virtual currency designed to act as money and a form of payment outside the control of any one person, group, or entity, thus removing the need for third-party involvement in financial transactions.

For more information on AdvisorShares ETFs, including performance and holdings, please visit www.advisorshares.com.

Investing involves risk including possible loss of principal. The Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment. The prices of equity securities rise and fall daily. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in emerging or offshore markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments.

There is no guarantee the Advisor’s investment strategy will be successful. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, the use of predictive models has inherent risk. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of ETFs and the allocation of assets among such ETFs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole. For a list of the asset class specific risks please see the prospectus.

The views in this report were those of the Advisor’s CEO as of June 30, 2023, and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST

AdvisorShares Alpha DNA Equity Sentiment ETF (SENT)

The AdvisorShares Alpha DNA Equity Sentiment ETF’s (ticker: SENT) performance for the 12-month period ended June 30, 2023 was +15.89% (NAV) which is above average for hedged equity focused funds. Hedged equity funds are designed to provide index like returns from long equity and bearish returns from hedges that protect against the downside. When markets go up materially, you expect the hedge to drag the overall returns down. When markets go down, you expect the hedges to offer gains to the portfolio and generate upside potential when compared to the indices.

During the 12-month period ending June 30, 2023, the broad market indices were up. The S&P 500 Index (large cap — market cap weighted), Russell 3000 Index (all cap — market cap weighted), and Russell 2000 Index (small cap — market cap weighted) produced one-year returns ending June 30, 2023 of +19.59%, +18.95%, and +12.31%, respectively. The equal weight S&P 500 Index delivered just over +13.5%, demonstrating how the largest mega-cap companies of the market-cap weighted S&P 500 heavily contributed to performance.

SENT’s equity portfolio is equally weighted and all cap — about 30% large cap, 35% mid-cap, and 35% small cap (with modest periodic changes) — and employs a hedging strategy. For the previous 12 months ending June 30, 2023, SENT outperformed the equal weight S&P 500 and was just below the market-cap weighted S&P 500’s returns due to the cost of SENT’s hedging program.

The hedges employed in SENT’s strategy were particularly expensive during this time frame as the 1st half of 2022 saw a -20% decline in the broad markets, causing volatility to spike and driving up the cost of hedging. The 2nd half also had several months of volatile market performance which kept hedging costs elevated as a result.

The Russell 2000 Index measures the performance of the 2,000 smaller companies included in the Russell 3000 Index.

The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period February 2, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	2/2/2021*
AdvisorShares Alpha DNA Equity Sentiment ETF NAV	15.89%	-2.05%
AdvisorShares Alpha DNA Equity Sentiment ETF Market Price**	16.26%	-2.08%
Russell 3000 Index	18.95%	5.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.01% and the net expense ratio is 1.01%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (ticker: AADR) finished the fiscal year ended June 30, 2023 behind its benchmark, the MSCI EAFE Index. The latter half of 2022 was especially volatile as markets struggled with slowing growth, high inflation, and geopolitical tensions in Russia/Ukraine. The first half of 2023 was a much better period by comparison, but a pronounced laggard rally (where previously poor performing stocks become x-the new darlings) caused a lag in the portfolio.

The second half of 2022 saw international markets perform solidly despite the issues mentioned above. The portfolio outperformed in Q3 as many of the more defensive names in the portfolio helped as markets declined at the end of the quarter. The market bottomed in October though, and that is when the laggard rally began with developed European equities generating explosive returns as fears revolving around the Russian War began to subside. Laggard rallies are always difficult for a momentum portfolio as we invest in stocks with positive relative strength, while laggards are the opposite. The same situation affected returns in Q1 2023, but we saw signs the portfolio was starting to right itself in Q2 2023 as the portfolio outperformed once again.

Despite the fund’s underperformance, we feel it should be short-lived and that AADR is well positioned as the world settles into the new normal and recently established trends begin to show longevity.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 30, 2013 to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Dorsey Wright ADR ETF NAV	4.69%	-0.75%	-0.35%	5.20%
AdvisorShares Dorsey Wright ADR ETF Market Price*	4.55%	-0.61%	-0.33%	5.19%
MSCI EAFE Index (Net)	18.77%	8.93%	4.39%	5.41%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.00% and the net expense ratio is 1.00%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW)

During the fiscal year ended June 30, 2023, the AdvisorShares Dorsey Wright FSM All Cap World ETF (ticker: DWAW) lagged its benchmark, the MSCI ACWI Index. Much of the underperformance took place in the first quarter of 2023 as growth, an area DWAW underweighted entering the year, vastly outpaced value. In May, DWAW adjusted its growth position to take advantage of the high relative strength in large cap growth and picked up non-US developed market exposure. The strong start by international developed equities slowed in the second quarter which dragged down DWAW despite the fund picking up large cap growth in May. Most momentum and relative strength strategies have struggled so far in 2023 due to the quick change in leadership that began in late 2022 and became more entrenched early in 2023.

There has been plenty of commentary on the narrowness of market performers this year with just a few names producing most of the major indices’ returns this year. These names also happened to be some of the biggest losers in 2022, so relative strength strategies like DWAW had little to no exposure entering 2023.

Looking ahead, the growth theme has shown no sign of slowing down yet. However, there are still worries that the reliance on so few names, coupled with exceptionally strong performances, will not be able to carry over into the second half. Nonetheless, the market has begun to broaden out on the domestic front over the last month and a half which is a welcome sign moving forward. Even though DWAW picked up some international exposure, it did it at a time when relative strength had peaked. It would not be a shock if this was changed in August, the next evaluation period, if the most recent trends persist.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 26, 2019* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

			Since
			Inception
	1 Year	3 Year	12/26/2019*
AdvisorShares Dorsey Wright FSM All Cap World ETF NAV	4.63%	4.74%	7.38%
AdvisorShares Dorsey Wright FSM All Cap World ETF Market Price**	4.71%	4.77%	7.40%
MSCI All Country World Index (ACWI)	16.53%	10.99%	7.32%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.28% and the net expense ratio is 1.28%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM US Core ETF (DWUS)

During the fiscal year ended June 30, 2023, the AdvisorShares Dorsey Wright FSM U.S. Core ETF (ticker: DWUS) lagged its benchmark, the S&P 500 Index. Much of the underperformance took place in the first quarter of 2023 as growth, an area DWUS was underweight, vastly outpaced value. In May, DWUS adjusted its growth position to take advantage of the high relative strength in large cap growth. Most momentum and relative strength strategies have struggled so far in 2023 due to the quick change in leadership that began in late 2022 and became more entrenched early in 2023.

There has been plenty of commentary on the narrowness of market performers this year with just a few names producing most of the major indices’ returns this year. These names also happened to be some of the biggest losers in 2022, so relative strength strategies like DWUS had little to no exposure to them entering 2023. This dampened DWUS’s performance going into 2023. However, the portfolio adjusted and added exposure to the new strength in growth that led DWUS to perform much better in the second quarter.

Looking ahead, the growth theme has shown no signs of slowing down yet. However, there are still worries that the reliance on so few names, coupled with exceptionally strong performances, will not be able to carry over into the second half. Nonetheless, the market has begun to broaden over the last month and a half, which is a welcome sign moving forward. While returns may not be as strong as they were in the first half, there have not been any signs that stocks will reverse significantly lower, giving a cautiously optimistic picture for the rest of the year.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 26, 2019* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

			Since
			Inception
	1 Year	3 Year	12/26/2019*
AdvisorShares Dorsey Wright FSM US Core ETF NAV	15.38%	10.69%	11.90%
AdvisorShares Dorsey Wright FSM US Core ETF Market Price**	15.61%	10.74%	11.88%
S&P 500 Index	19.59%	14.60%	11.27%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.17% and the net expense ratio is 1.17%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Short ETF (DWSH)

The AdvisorShares Dorsey Wright Short ETF (ticker: DWSH) finished the fiscal year ended June 30, 2023, ahead of its benchmark, the inverse of the S&P 500 Index. The market was close to a bottom at the start of the fiscal year but managed to end the year higher despite the bear market in US equities in 2022.

In the second half of 2022, US Equity markets rose slightly, but endured high volatility as the bear market searched for a bottom. This kind of volatility is tough for a relative strength strategy, and thus we saw the portfolio underperform during this time as leadership changed after the October bottom. In the first half of 2023, our shorts were able to lose less than the S&P 500 gained. Much of this came from shorting high-profile decliners such as Silicon Valley Bank and Signature Bank.

Our asset class rankings show a much-improved picture for equities in 2023, meaning the short fund will have a tougher time going forward, but we still feel like the use of the product as a hedge continues to remain attractive when needed as relative strength can guide the portfolio toward individual names showing pronounced weakness and thus potential outperformance.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 10, 2018* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

			Since
			Inception
	1 Year	3 Year	7/10/2018*
AdvisorShares Dorsey Wright Short ETF NAV	-16.31%	-23.13%	-18.94%
AdvisorShares Dorsey Wright Short ETF Market Price**	-16.27%	-23.26%	-18.99%
S&P 500 Index	19.59%	14.60%	11.75%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.69% and the net expense ratio is 2.69%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Small Company ETF (DWMC)

The AdvisorShares Dorsey Wright Small Company ETF (ticker: DWMC) finished the fiscal year ended June 30, 2023, ahead of its benchmark, the Russell Micro-Cap Index. Although returns were positive, the path to achieving those returns was fraught with peril. Small/Micro cap stocks were some of the worst hit areas during the many declines, but relative strength was able to guide us toward names that outperformed.

Microcaps rallied strongly off the June 2022 bottom with indications we were heading into a new bull market. It can be tough for a relative strength strategy to perform well off a market bottom as leadership typically changes, and because of that we saw DWMC lag the benchmark during the rally. The September/October decline though was a continuation of the previous downtrend established earlier in the year, and DWMC was able to outperform during the decline as less sensitive areas of the market held up better. Luckily, the October lows proved more durable, and the ensuing rally saw DWMC outpace the benchmark through February 2023. The Silicon Valley Bank collapse in March, though, hit the space especially hard and sent it to new lows by May. Once again though, DWMC bested the benchmark as it was less exposed to some of the harder hit areas.

Given stretched consumer sentiment, we feel the prospects for micro-cap stocks continue to be strong despite the bear market. Valuations for smaller stocks continue to be attractive relative to large caps, with a large valuation gap between the smallest and largest companies. This can persist for long periods but doesn’t last forever. We believe the fund is well-positioned to capitalize on a narrowing valuation gap when it comes.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 10, 2018* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

			Since
			Inception
	1 Year	3 Year	7/10/2018*
AdvisorShares Dorsey Wright Small Company ETF NAV	7.94%	15.61%	5.76%
AdvisorShares Dorsey Wright Small Company ETF Market Price**	8.96%	16.21%	5.78%
Russell Micro-Cap Index	6.63%	9.09%	1.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.95% and the net expense ratio is 1.95%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

For the 12 months ended June 30, 2023, the AdvisorShares Focused Equity ETF (ticker: CWS) gained 27.59% (NAV) and 28.10% (market price).

CWS’s performance was greatly helped by the overall market’s turn towards caution. The initial burst of bullish sentiment following COVID-19 gradually gave way to a more conservative and skeptical market. This worked in favor of CWS. The fund was also aided by the generally conservative and high-quality stocks it holds. The portfolio is purposely designed for long-term performance. As such, the near-term fluctuations in the market don’t have a major impact on our investing results. The fund benefited greatly from the overall market’s rally since its low in October 2022. Many of CWS’s holdings have rallied 20% or 30%, and a few have gained much more.

We continue to be optimistic for the fund. A slowing economy in 2024 would have little impact on many of CWS’s holdings since they generally have a defensive posture. Also, most of the holdings have very strong balance sheets that should help them weather whatever comes their way. We’ve designed CWS so that it holds firms we see as having lasting competitive advantages.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 20, 2016* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

				Since
				Inception
	1 Year	3 Year	5 Year	9/20/2016*
AdvisorShares Focused Equity ETF NAV	27.59%	14.93%	11.90%	12.63%
AdvisorShares Focused Equity ETF Market Price**	28.10%	15.90%	11.96%	12.68%
S&P 500 Index	19.59%	14.60%	12.31%	13.45%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.09% and the net expense ratio is 1.09%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the range from 0.65% to 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Gerber Kawasaki ETF (GK)

The AdvisorShares Gerber Kawasaki ETF (ticker: GK) had very respectable performance for the fiscal year ended June 30, 2023, after completing the bear market cycle. Hitting a new low in December 2022, the fund rebounded dramatically over the last six months, producing positive returns for shareholders for the fiscal year and a dividend paid from income generated from our investments. GK recovered value rapidly: in the first six months of 2023 the fund achieved a 20% return (NAV) which handily beat the S&P 500 Index. Unfortunately, during 2022, growth investments were hammered which included GK and our investment in the consumer, technology, and climate sectors. This trend reversed itself in 2023: these sectors are outperforming and GK’s portfolio investments have done well, as we would expect in a positive economic environment.

In particular, we witnessed a complete turnaround in securities like NVIDIA and Tesla which are top holdings of the fund. In 2022, these stocks lost tremendous value, but have since gained it back in 2023. We’ve seen similar trends in the various sectors that we are invested in.

We are hopeful that in the new economic cycle GK will continue its outperformance as it has in the last six months. During the remainder of 2023, our goal is to recover the value lost by GK in the market decline of 2022. We believe our focus on AI and technology, climate change investments, and the consumer will pay off for our shareholders over the long term and we remain more confident than ever in our multi thematic investment approach. Thank you for your patience during the bear market of 2022. We are excited about the new bull cycle that began in 2023 that, hopefully, will continue for some time.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period July 2, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	7/2/2021*
AdvisorShares Gerber Kawasaki ETF NAV	11.21%	-14.81%
AdvisorShares Gerber Kawasaki ETF Market Price**	11.09%	-14.82%
S&P 500 Index	19.59%	3.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.43% and the net expense ratio is 1.43%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Hotel ETF (BEDZ)

The AdvisorShares Hotel ETF (ticker: BEDZ) was launched in the Spring of 2021. During the past fiscal year (July 1, 2022, to June 30, 2023), the Fund achieved a return of +29.33% (NAV), outperforming the S&P 500 Index. BEDZ’s performance closely aligns with the success of the hotel industry, which plays a crucial role in the global travel and tourism sector. This industry encompasses various types of accommodations, including luxury hotels, resorts, budget hotels, boutique hotels, and more. The hotel industry is significantly influenced by economic conditions, travel trends, technological advancements, and global events. Despite concerns of a potential recession, growth has been driven by the strong desire to travel post-pandemic and an increase in corporate travel. Investors considering a focused fund within this industry should have a long-term perspective.

We maintain an optimistic outlook on the future growth of the hotel and travel sector as the world gradually returns to a more normal business travel environment. While we hold a positive view of the overall hotel industry, BEDZ aims to achieve relative outperformance through careful selection of individual securities within the hotel sector and related areas, supported by effective trading techniques.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period April 20, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	4/20/2021*
AdvisorShares Hotel ETF NAV	29.33%	2.20%
AdvisorShares Hotel ETF Market Price**	29.49%	2.15%
S&P 500 Index	19.59%	5.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.33% and the net expense ratio is 1.33%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Insider Advantage ETF (SURE)

The AdvisorShares Insider Advantage ETF (ticker: SURE) was launched in September 2022.* Through June 30, 2023, SURE had 10 months of performance, with a return of 11.38% (NAV) since its inception. The fund’s performance tracks a basket of companies actively repurchasing their outstanding stock and/or paying dividends. With the pace of new stock buybacks and dividends remaining stable, SURE provides investors with a compelling opportunity to capitalize on these shareholder-friendly practices. SURE’s portfolio holds companies that we believe have displayed a commitment to returning value to their shareholders, indicating a strong financial position and management’s confidence in future growth prospects.

Despite a new 1% U.S. federal tax on them, share buybacks set a worldwide record of $1.3 trillion in 2022. And this growth does not appear to be an isolated event: buybacks have nearly tripled in value since 2012. This trend indicates that the management teams of these companies are confident in their growth strategies and believe that returning capital to shareholders is an effective way to demonstrate that confidence. As such, investors who are seeking both stability and the potential for increased returns may find this fund appealing, given its attractive combination of buybacks and dividends from companies with strong fundamentals and a shareholder-friendly approach. We maintain an optimistic outlook for SURE.

*	On September 1, 2022, the AdvisorShares DoubleLine Value Equity ETF (DBLV) was renamed the AdvisorShares Insider Advantage ETF. DBLV had different portfolio managers and investment strategy than the AdvisorShares Insider Advantage ETF.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 30, 2013 to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Insider Advantage ETF NAV	12.78%	14.33%	8.38%	9.86%
AdvisorShares Insider Advantage ETF Market Price*	12.95%	14.38%	8.38%	9.84%
Russell 1000 Value Total Return	11.54%	14.30%	8.11%	9.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.96% and net expense ratio is 0.96%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

ADVISORSHARES TRUST

AdvisorShares Let Bob AI Powered Momentum ETF (LETB)

The AdvisorShares Let Bob AI Momentum ETF (ticker: LETB) finished the fiscal year ended June 30,2023 with a return of -0.36% (market). We maintained a defensive cash position for most of this time frame, as LETB’s tactical investment strategy uses macro technical analysis to identify asset classes expected to perform well in upward trending markets.

Overall, the stock market was very volatile during the fiscal year. The Federal Reserve tightened monetary policy as inflation rose, reaching a 40-year high. The Fed’s unprecedented series of interest rate increases sent stocks into a bear market. The war in Ukraine also led to supply chain disruptions and higher energy prices throughout the global economy.

Investor concerns over rising interest rates, slowing economic growth, and persistently high inflation have subsided in recent months. Markets have started off strong, with the Fed leaving rates unchanged for the first time since March 2022. If the current market conditions persist, we expect LETB’s investment model to continue to signal us to seek opportunities in high momentum names.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period February 9, 2022* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	2/9/2022*
AdvisorShares Let Bob AI Powered Momentum ETF NAV	-0.50%	-5.42%
AdvisorShares Let Bob AI Powered Momentum ETF Market Price**	-0.36%	-5.43%
S&P 500 Index	19.59%	0.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.56% and the net expense ratio is 1.56%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares MSOS 2x Daily ETF (MSOX)

The AdvisorShares MSOS 2X Daily ETF (ticker: MSOX) launched August 23, 2022. The Fund seeks to provide two times (2x) the daily exposure of the AdvisorShares Pure US Cannabis ETF (MSOS) in a single trade and is designed for sophisticated investors looking to gain magnified exposure to the U.S. cannabis sector. Since its inception through June 30, 2023, MSOX had a return of -87.08% (NAV).

Due to its exclusive emphasis on the United States and use of leverage, the MSOX is particularly vulnerable to volatility arising from U.S. cannabis legislation and potential modifications to such laws. The Fund’s future performance is anticipated to be influenced by the ongoing expansion of state-by-state cannabis sales in the U.S., and it may also be significantly impacted by expected reforms in federal cannabis laws.

Given the current price levels, we maintain a strongly optimistic outlook on the U.S. cannabis market and the likelihood of favorable changes in U.S. federal cannabis regulations.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period August 24, 2022* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

Since
Inception
8/24/2022*
AdvisorShares MSOS 2x Daily ETF NAV	-87.08%
AdvisorShares MSOS 2x Daily ETF Market Price**	-86.96%
S&P 500 Index	9.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and net expense ratio is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (ticker: MINC) posted a return of 1.36%, based on NAV and 1.33%, based on market price as compared to -0.94% for the Bloomberg U.S. Aggregate Bond Index and 0.21% for the BofA Merrill lynch 1-5 Year U.S. Corporate & Government Bond Index for the 1-year period ended June 30, 2023.

Global central banks continued to fight inflation during the second half of 2022 with a series of unusually large policy rate increases. 2023 has been a year of transition. China’s transition from a strict zero-COVID policy to a more broad reopening of its economy brought stronger initial economic data releases that later faded, with new calls for stimulus emerging by the end of the period. In the U.S., we saw the Federal Reserve (Fed) in transition as it opted to hold its federal funds rate steady for the first time in more than a year after raising the target rate at every meeting since March of 2022. Economic growth is transitioning towards a slower pace in some parts of the world and proving more resilient in others. Unfortunately, we have yet to witness a transition towards peace in Eastern Europe. Financial markets continue to take most of these transitions in stride and seem to be embracing the view that any pain related to these changes would be shallow and short-lived. Washington was able to put its differences aside temporarily to address the U.S. debt ceiling, and the stresses in the banking system that emerged at the end of the first quarter have largely abated. Though this is certainly welcome news, it warrants monitoring.

During the one-year period, MINC’s underweight to U.S. Treasuries and allocation to bank loans contributed to the outperformance for the period. A solid technical driven by limited loan supply, hawkish Fed comments and solid economic numbers are resetting rate expectations higher and pushing out recession expectations further into the future. Allocation to and issue selection within asset backed securities had a positive impact on performance. Though a low unemployment rate, high number of job openings, and wage gains mitigate the effects of higher rates on the consumer, excess savings have come down significantly. Issue selection within investment grade corporate bonds positively contributed to performance primarily driven by the Fund’s overweight to BBB securities which outperformed versus higher quality bonds within the sector. The Fund’s higher quality bias within corporate high yield bonds and issue selection within non-agency mortgage-backed securities (RMBS) detracted from performance. The rapid move higher in rates extended the average lives of certain RMBS due to much slower prepayments.

MINC’s multi-sector relative value approach enables the ETF to take advantage of opportunities when events that trigger volatility, such as inflation worries or concerns around the banking industry, affect valuations. In the current environment, we believe some of the best total return and yield opportunities can be found in spread sectors. However, given the risk of a recession, the Fund’s exposure to spread sectors that would typically be more negatively impacted, such as corporate high yield and bank loans, are at historically low levels. Credit selection and positioning remain key. Specific sectors that demonstrate the best relative value for us include out-of-index/off-the-run asset-backed securities (ABS), non-agency RMBS and BBB-rated corporate investment grade bonds.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 30, 2013 to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Newfleet Multi-Sector Income ETF NAV	1.36%	-0.24%	1.12%	1.67%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price*	1.33%	-0.27%	1.14%	1.67%
Bloomberg U.S. Aggregate Bond Index	-0.94%	-3.96%	0.77%	1.52%
BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index	0.21%	-1.51%	1.18%	1.18%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.76% and net expense ratio is 0.76%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Poseidon Dynamic Cannabis ETF (PSDN)

The AdvisorShares Poseidon Dynamic Cannabis ETF (ticker: PSDN) launched in November of 2021. During the fiscal year ended June 30, 2023, while its performance has been negative, PSDN has experienced new share creations of nearly $1 million of inflows. These inflows were despite incredibly challenging times in cannabis and broader markets. PSDN can actively use moderate levels of leverage, at portfolio management’s discretion, and had an average leverage position of 1.08% during the fiscal year.

The cannabis sector largely peaked in February 2021 and has been mostly negative for 18 months through June 30, 2023. It is our belief that most of the initial decline was attributable to overly optimistic expectations. Declines over the last year are likely from a dwindling of custody access that caused forced selling coupled with continued investor expectations of federal reform, which has failed to materialize. As a result, analyst and investor expectations have repriced lower along with lowering guidance through 2024.

As we enter the second half of 2023, we do not expect any meaningful federal progress on cannabis reform. Our focus remains on more of a bottom-up approach driven by portfolio companies’ management execution, capital allocation, and unlocking profitable growth organically and through strategic merger and acquisition.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period November 17, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	11/17/2021*
AdvisorShares Poseidon Dynamic Cannabis ETF NAV	-54.11%	-74.08%
AdvisorShares Poseidon Dynamic Cannabis ETF Market Price**	-53.88%	-73.99%
S&P 500 Index	19.59%	-1.72%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.59% and the net expense ratio is 2.59%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Psychedelics ETF (PSIL)

The AdvisorShares Psychedelics ETF (ticker: PSIL) was launched on September 15, 2021. The Fund recorded a return of -26.55% (NAV) for the fiscal year ended June 30, 2023. Since its inception, the Fund’s performance has been volatile and predominantly negative. This can be attributed to the fact that the psychedelics market is relatively new and highly concentrated, consisting mainly of micro-cap securities.

Given the nature of the industry, extreme volatility should be expected. The psychedelic sector primarily comprises biotech and pharmaceutical companies focused on mental health. The value of these companies is primarily derived from their intellectual property and drug or treatment pipelines.

Despite the negative performance observed in the past year, we believe psychedelics hold significant potential for long-term investors who are aware of the risks associated with this emerging and nascent industry.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 16, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	9/16/2021*
AdvisorShares Psychedelics ETF NAV	-26.55%	-60.74%
AdvisorShares Psychedelics ETF Market Price**	-28.45%	-60.52%
S&P 500 Index	19.59%	1.23%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.11% and the net expense ratio is 3.11%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure Cannabis ETF (YOLO)

The AdvisorShares Pure Cannabis ETF (ticker: YOLO) experienced negative returns during the previous fiscal year, which is reflective of the overall performance of the cannabis sector. From July 1, 2022, to June 30, 2023, YOLO recorded a return of -50.63% (NAV). Following the U.S. elections in February 2021, cannabis stocks reached a peak but have since faced a long decline. This was due to the market’s expectation of some form of cannabis legalization, which has been slow to materialize at the federal level.

It’s important to note that as a specialty sector, cannabis stocks often exhibit low correlation with the broader market. Despite the ongoing sell-off and underperformance in the past year and beyond, we maintain a positive long-term outlook for the cannabis market. We believe the current under-valued prices present growth opportunities, and we anticipate significant legislative reform and market development within the cannabis industry. Many investors believe that the industry’s success hinges on federal law reform in the United States. Given the nature of the cannabis industry, high volatility should be anticipated.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period April 17, 2019* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

			Since
			Inception
	1 Year	3 Year	4/17/2019*
AdvisorShares Pure Cannabis ETF NAV	-50.63%	-35.40%	-39.37%
AdvisorShares Pure Cannabis ETF Market Price**	-50.54%	-35.37%	-39.91%
S&P 500 Index	19.59%	14.60%	12.62%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.02% and net expense ratio is 1.02%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure US Cannabis ETF (MSOS)

The AdvisorShares Pure US Cannabis ETF (ticker: MSOS) launched in September 2020. The Fund recorded a return of -47.04% (NAV) for the fiscal year ended June 30, 2023. Being a focused U.S.-only cannabis fund, MSOS’s performance has been highly volatile since its inception. The decline in cannabis stocks, collectively, can be attributed to slower-than-expected developments in U.S. cannabis law reforms, following a peak in February 2021. The absence of Federal cannabis reform has various impacts on U.S. cannabis stock prices as they trade mostly on secondary exchanges in Canada and over the counter (OTC) in the U.S. and with limited availability for trading in U.S. bank and brokerage firms.

Given its complete focus on the U.S., MSOS is particularly susceptible to volatility stemming from U.S. cannabis laws and potential changes to those laws. Future performance of MSOS is expected to be influenced by the continued growth of state-by-state U.S. cannabis sales and could be significantly affected by anticipated Federal reforms in cannabis laws.

Considering the current price levels, we hold a strong optimistic view on the U.S. cannabis market and the likelihood of positive changes in U.S. Federal laws pertaining to cannabis.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period September 1, 2020* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	9/1/2020*
AdvisorShares Pure US Cannabis ETF NAV	-47.04%	-41.48%
AdvisorShares Pure US Cannabis ETF Market Price**	-46.48%	-41.22%
S&P 500 Index	19.59%	10.29%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.81% and net expense ratio is 0.81%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Q Dynamic Growth ETF (QPX)

For the twelve-month period ended in June 2023, the AdvisorShares Q Dynamic Growth ETF (ticker: QPX) finished ahead its benchmark, the S&P 500 Index.

The previous twelve months were a banner year in terms of risk management. Virtually all available long-only diversification allocations failed due to liquidity being drained by the Federal Reserve. There was no ‘black-swan’ event either, thus QPX’s proprietary Q Implied Volatility Index™ (QIX)* did not trigger a tactical rebalance towards a defensive allocation. As a result, the QIX was revised in 2023 to include a third ‘partial risk-off’ trigger.

Throughout the period, QPX continued a heavy weighting to large-cap stocks and the technology sector, as this exposure has a significantly higher risk/reward characteristics (as well as the opportunity for asymmetric bets) than other segments of the market. QPX’s investment strategy is purely quantitative in nature and portfolio allocations will reflect what is perceived to be the best long-term risk/reward sectors per QPX’s model.

*	The QIX is a proprietary indicator designed to tactically and unemotionally identify market volatility. QIX is reviewed daily and determines certain allocation changes.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 28, 2020* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	12/28/2020*
AdvisorShares Q Dynamic Growth ETF NAV	29.37%	5.36%
AdvisorShares Q Dynamic Growth ETF Market Price**	29.44%	5.36%
S&P 500 Index	19.59%	8.94%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37% and net expense ratio is 1.37%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.45%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

For the fiscal year ended June 30, 2023, the performance of the AdvisorShares Ranger Equity Bear ETF (ticker: HDGE) was -28.99% (NAV) compared with +19.59% for the S&P 500 Index. The period was characterized by extreme volatility. Interest rates had a historical move from a level of zero and a bear market was followed by a tremendous rally. However, we believe this rally is running out of steam.

Volatility as measured by the Cboe Market Volatility Index (VIX) has subsided to near historical lows. The level of bulls among advisors has crept into extreme levels. Earnings estimates have been declining and earnings growth has been dismal. Margin expansion has been a key driver of earnings growth and margin expansion is ultimately limited. Meanwhile, as interest rates have risen, they have converged with the forward earnings yield with equities. Historically, this convergence had led to poor stock market returns over time.

Our outlook for the next twelve months is very bearish, and HDGE’s goal is to benefit from maximum damage in the equity markets both in terms of portfolio exposure and beta.

The Cboe Volatility Index (“VIX®) is based on real-time prices of options on the S&P 500 Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 30, 2013 to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Ranger Equity Bear ETF NAV	-28.99%	-22.48%	-21.90%	-17.84%
AdvisorShares Ranger Equity Bear ETF Market Price*	-29.19%	-22.44%	-21.85%	-17.83%
S&P 500 Index	19.59%	14.60%	12.31%	12.86%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 4.29%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Restaurant ETF (EATZ)

The AdvisorShares Restaurant ETF (ticker: EATZ) was launched in April 2021. During the past fiscal year (July 1, 2022 to June 30, 2023), the Fund achieved a return of +30.59% (NAV). Throughout the past twelve months, EATZ surpassed the overall market performance, driven by the restaurant sector’s resilience and ongoing recovery, despite encountering challenges such as labor shortages and increasing costs. In this dynamic landscape, success in the restaurant industry hinges on adapting to evolving consumer preferences, integrating technology, and prioritizing sustainability. EATZ is designed for long-term investors who possess a forward-looking perspective.

We hold an optimistic outlook regarding the future growth prospects of the restaurant industry, particularly as global economic conditions improve, and issues related to employment and supply chain stability are resolved.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period April 20, 2021* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

		Since
		Inception
	1 Year	4/20/2021*
AdvisorShares Restaurant NAV	30.59%	-4.74%
AdvisorShares Restaurant ETF Market Price**	30.95%	-4.72%
S&P 500 Index	19.59%	5.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.11% and the net expense ratio is 2.11%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (ticker: VEGA) performed relatively well during the past fiscal year ended June 30, 2022, with a return of 10.60% (NAV), especially, given the lackluster performance of the fixed-income markets and generally poor market conditions in Q3 2022.

During the previous 12 months, VEGA completed a few tactical shifts, most notably in Q1 2023, when, following the collapse of regional banks, we increased our exposure to U.S. Treasuries, mortgage-backed securities, and developed and emerging market equities, while reducing our allocation to high yield fixed income and small cap equities.

For the past year, VEGA continued to sell covered calls and purchase protective puts. In September and October 2022 we were able to take advantage of the increased volatility by selling and closing calls multiple times to lock in the total premium income received on these option contracts. And, in Q1 2023, all the monthly calls sold during the first quarter expired worthless once again which added an additional source of alternative income to the bottom line. Also, due to the large decrease in market volatility, we began lowering our option coverage on VEGA’s underlying portfolio positions from where we were in Q4 2022. As a reminder, option coverage decreases when the premium received and out-of-moneyness of the targeted strike price warrants allowing more potential upside of the underlying security. This proved advantageous and allowed VEGA to participate in more of the market’s upside movement than would have been possible had more covered call coverage been in place. Protective puts were also employed to help buffer a potential substantial drop in the market; however, at this time since markets have moved upward, that amount of protection has decreased.

Going forward, we continue to emphasize harnessing volatility through VEGAs’ covered calls and protective puts strategies to help reduce the risk of the underlying portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period June 30, 2013 to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

	1 Year	3 Year	5 Year	10 Year
AdvisorShares STAR Global Buy-Write ETF NAV	10.60%	6.22%	4.67%	5.22%
AdvisorShares STAR Global Buy-Write ETF Market Price*	10.54%	6.16%	4.66%	5.21%
MSCI All Country World Index (Net)	16.53%	10.99%	8.10%	8.75%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the einvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.00% and the net expense ratio is 2.00%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (VICE)

During the past fiscal year (July 1, 2022 to June 30, 2023), The AdvisorShares Vice ETF (ticker: VICE) delivered a return of +15.24% (NAV), slightly trailing the performance of the broader market, as indicated by the S&P 500 Index. When considering investments in sectors such as alcohol and tobacco, we typically expect these industries to exhibit lower volatility and stronger resilience in negative markets, as consumers tend to maintain their consumption of these goods and services despite rising prices. Key players in the alcohol, tobacco, and gaming industries continue to prioritize product innovation, market expansion, and adaptation to evolving consumer preferences.

As of mid-2023, with the overall market remaining unpredictable due to factors like inflation, supply chain disruptions, and employment issues, we believe that stocks associated with alcohol, gaming, entertainment, and other vice-oriented sectors remain attractive and possess qualities that are resistant to market fluctuations. We anticipate that VICE will demonstrate less volatility compared to the overall market, and certain vice-oriented stocks are expected to offer positive growth regardless of broader market conditions. While the Fund’s performance is closely tied to the areas of alcohol, gambling, online gaming, and food, we aim to achieve relative outperformance through effective individual security selection and successful trading techniques.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

For the period December 12, 2017* to June 30, 2023

HISTORICAL PERFORMANCE

Total Return as of June 30, 2023

				Since
				Inception
	1 Year	3 Year	5 Year	12/12/2017*
AdvisorShares VICE ETF NAV	15.24%	9.16%	3.86%	3.95%
AdvisorShares VICE ETF Market Price**	15.58%	9.19%	3.80%	3.95%
S&P 500 Index	19.59%	14.60%	12.31%	11.64%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.64% and the net expense ratio is 1.64%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur transaction costs and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2023 and held for the period ended June 30, 2023, unless noted below for Funds not in operations for the full six month period.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8 6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Alpha DNA Equity Sentiment ETF
Actual	$1,000.00	$1,067.00	1.13%	$5.79	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.19	1.13%	$5.66
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$1,041.80	1.10%	$5.57	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
AdvisorShares Dorsey Wright FSM All Cap World ETF(2)
Actual	$1,000.00	$1,017.20	0.96%	$4.83	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.01	0.96%	$4.83

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Dorsey Wright FSM US Core ETF(2)
Actual	$1,000.00	$1,102.10	0.97%	$5.04	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.99	0.97%	$4.85
AdvisorShares Dorsey Wright Short ETF
Actual	$1,000.00	$882.00	1.18%	$5.51	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.94	1.18%	$5.91
AdvisorShares Dorsey Wright Small Company ETF(3)
Actual	$1,000.00	$989.10	1.25%	$6.16	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$1,133.10	0.85%	$4.50	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
AdvisorShares Gerber Kawasaki ETF
Actual	$1,000.00	$1,199.90	0.75%	$4.09	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.75
AdvisorShares Hotel ETF
Actual	$1,000.00	$1,109.00	0.99%	$5.18	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Insider Advantage ETF(4)
Actual	$1,000.00	$1,112.30	0.90%	$4.71	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Let Bob AI Powered Momentum ETF
Actual	$1,000.00	$1,015.50	0.99%	$4.95	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares MSOS 2x Daily ETF
Actual	$1,000.00	$534.10	0.95%	$3.62	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,020.90	0.75%	$3.76	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Poseidon Dynamic Cannabis ETF
Actual	$1,000.00	$729.10	0.99%	$4.24	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Psychedelics ETF
Actual	$1,000.00	$989.70	0.99%	$4.88	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Pure Cannabis ETF
Actual	$1,000.00	$718.30	0.49%	$2.09	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
AdvisorShares Pure US Cannabis ETF
Actual	$1,000.00	$774.20	0.74%	$3.26	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
AdvisorShares Q Dynamic Growth ETF(2)
Actual	$1,000.00	$1,345.50	1.40%	$8.11	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.88	1.40%	$6.98
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$785.90	1.70%	$7.54	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.35	1.70%	$8.51
AdvisorShares Restaurant ETF
Actual	$1,000.00	$1,189.20	0.99%	$5.38	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.88	0.99%	$4.97
AdvisorShares STAR Global Buy-Write ETF(2)
Actual	$1,000.00	$1,098.70	1.29%	$6.71	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.40	1.29%	$6.45
AdvisorShares Vice ETF
Actual	$1,000.00	$1,077.90	0.99%	$5.10	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(1)	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).
(2)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the funds in which the Fund is invested in. These ratios do not include these indirect fees and expenses.
(3)	Formerly known as AdvisorShares Dorsey Wright Micro-Cap ETF.
(4)	Formerly known as AdvisorShares DoubleLine Value Equity ETF.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 98.2%

Aerospace/Defense — 1.0%
Hexcel Corp.	2,303	$175,074

Airlines — 1.1%
Sun Country Airlines Holdings, Inc.*	8,229	184,988

Auto Manufacturers — 2.0%
PACCAR, Inc.	2,078	173,825
Wabash National Corp.	6,154	157,788
Total Auto Manufacturers		331,613

Banks — 3.9%
Bancorp, Inc. (The)*	5,154	168,278
City Holding Co.	1,764	158,742
Customers Bancorp, Inc.*	5,857	177,233
First Financial Bancorp	8,109	165,748
Total Banks		670,001

Beverages — 1.0%
Molson Coors Beverage Co., Class B	2,505	164,929

Biotechnology — 5.8%
ANI Pharmaceuticals, Inc.*	3,139	168,973
Fate Therapeutics, Inc.*	33,153	157,808
Legend Biotech Corp.*(a)(b)	2,244	154,903
NeoGenomics, Inc.*	9,818	157,775
TG Therapeutics, Inc.*(a)	6,945	172,514
Zymeworks, Inc.*	20,454	176,723
Total Biotechnology		988,696

Building Materials — 3.0%
American Woodmark Corp.*	2,329	177,866
Carrier Global Corp.	3,367	167,373
Eagle Materials, Inc.	922	171,879
Total Building Materials		517,118

Commercial Services — 3.0%
GXO Logistics, Inc.*	2,701	169,677
Progyny, Inc.*	4,384	172,466
WEX, Inc.*	943	171,692
Total Commercial Services		513,835

Computers — 2.0%
Fortinet, Inc.*	2,263	171,060
Zscaler, Inc.*	1,129	165,173
Total Computers		336,233
Investments	Shares	Value
COMMON STOCKS (continued)

Cosmetics/Personal Care — 2.0%
Coty, Inc., Class A*	13,343	$163,985
elf Beauty, Inc.*	1,482	169,289
Total Cosmetics/Personal Care		333,274

Distribution/Wholesale — 2.0%
Watsco, Inc.(a)	451	172,043
WW Grainger, Inc.	218	171,913
Total Distribution/Wholesale		343,956

Diversified Financial Services — 1.0%
WisdomTree, Inc.	23,986	164,544

Electrical Components & Equipment — 2.0%
AMETEK, Inc.	1,058	171,269
Emerson Electric Co.	1,868	168,849
Total Electrical Components & Equipment		340,118

Electronics — 3.0%
Hubbell, Inc.	507	168,101
nVent Electric PLC	3,316	171,338
Vontier Corp.	5,288	170,326
Total Electronics		509,765

Entertainment — 3.0%
Cinemark Holdings, Inc.*	10,213	168,514
DraftKings, Inc., Class A*	6,422	170,633
Genius Sports Ltd. (United Kingdom)*	27,811	172,150
Total Entertainment		511,297

Hand/Machine Tools — 1.0%
Lincoln Electric Holdings, Inc.	858	170,425

Healthcare — Products — 4.8%
Edwards Lifesciences Corp.*	1,819	171,586
Exact Sciences Corp.*	1,734	162,823
Lantheus Holdings, Inc.*	1,795	150,636
Penumbra, Inc.*	493	169,622
SI-BONE, Inc.*	5,726	154,487
Total Healthcare — Products		809,154

Healthcare — Services — 2.0%
Centene Corp.*	2,472	166,736
HealthEquity, Inc.*	2,708	170,983
Total Healthcare — Services		337,719

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Home Builders — 2.0%
Lennar Corp., Class A	1,343	$168,291
Toll Brothers, Inc.	2,148	169,843
Total Home Builders		338,134

Insurance — 1.0%
Lemonade, Inc.*(a)	9,744	164,186

Internet — 10.9%
Cargurus, Inc.*	7,860	177,872
Fiverr International Ltd.*	6,333	164,721
Hims & Hers Health, Inc.*	19,574	183,996
Magnite, Inc.*(a)	12,121	165,452
Meta Platforms, Inc., Class A*	573	164,439
Okta, Inc.*	2,336	162,002
Roku, Inc.*	2,570	164,377
Shopify, Inc., Class A (Canada)*	2,533	163,632
Squarespace, Inc., Class A*	5,784	182,427
Uber Technologies, Inc.*	3,651	157,614
Wix.com Ltd. (Israel)*	2,094	163,834
Total Internet		1,850,366

Investment Companies — 2.0%
Owl Rock Capital Corp.(a)	12,268	164,636
Sixth Street Specialty Lending, Inc.	9,023	168,640
Total Investment Companies		333,276

Leisure Time — 2.1%
MasterCraft Boat Holdings, Inc.*	5,635	172,713
OneSpaWorld Holdings Ltd. (Bahamas)*	14,789	178,947
Total Leisure Time		351,660

Machinery — Construction & Mining — 1.0%
Oshkosh Corp.	2,015	174,479

Machinery — Diversified — 2.9%
AGCO Corp.	1,243	163,355
Rockwell Automation, Inc.	512	168,678
Xylem, Inc.	1,480	166,678
Total Machinery — Diversified		498,711

Miscellaneous Manufacturing — 2.0%
Eaton Corp. PLC	832	167,315
Parker-Hannifin Corp.	436	170,058
Total Miscellaneous Manufacturing		337,373
Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas Services — 2.0%
Halliburton Co.	5,185	$171,053
Oceaneering International, Inc.*	9,301	173,929
Total Oil & Gas Services		344,982

Pharmaceuticals — 7.7%
Alkermes PLC*	5,013	156,907
Ascendis Pharma A/S (Denmark)*(b)	1,880	167,790
Eli Lilly & Co.	352	165,081
Harmony Biosciences Holdings, Inc.*	4,630	162,929
Merck & Co., Inc.	1,482	171,008
Merus NV (Netherlands)*	6,474	170,460
Seres Therapeutics, Inc.*	30,844	147,743
uniQure NV (Netherlands)*	14,269	163,523
Total Pharmaceuticals		1,305,441

REITS — 1.0%
Ladder Capital Corp.	15,635	169,640

Retail — 2.0%
McDonald’s Corp.	571	170,392
Wingstop, Inc.	859	171,938
Total Retail		342,330

Savings & Loans — 1.0%
Axos Financial, Inc.*	4,429	174,680

Semiconductors — 6.0%
Allegro MicroSystems, Inc. (Japan)*	3,895	175,820
Applied Materials, Inc.	1,191	172,147
Cohu, Inc.*	4,085	169,772
NVIDIA Corp.	389	164,555
NXP Semiconductors NV (China)	844	172,750
ON Semiconductor Corp.*	1,827	172,798
Total Semiconductors		1,027,842

Software — 10.0%
BILL Holdings, Inc.*(a)	1,468	171,536
Docusign, Inc.*	3,241	165,583
Five9, Inc.*	2,121	174,876
Gitlab, Inc., Class A*	3,336	170,503
HubSpot, Inc.*	318	169,205
Monday.com Ltd.*	969	165,912
MongoDB, Inc.*	422	173,438
Nutanix, Inc., Class A*	5,994	168,132

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Software (continued)
Procore Technologies, Inc.*	2,558	$166,449
Samsara, Inc., Class A*	6,398	177,288
Total Software		1,702,922

Telecommunications — 1.0%
Calix, Inc.*	3,370	168,197
Total Common Stocks (Cost $15,384,686)		16,686,958

MONEY MARKET FUNDS — 3.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	328,345	328,345
Dreyfus Institutional Treasury and Agency Cash Advantage Fund, 5.00%(c)	519	519
Fidelity Investments Money Market Government Portfolio — Class I, 4.74%(c)	248,024	248,024
Total Money Market Funds (Cost $576,888)		576,888
	Notional Amount	Contracts	Value
PURCHASED PUT OPTIONS — 0.9%
Shares Russell 2000 ETF, expiring 09/15/23, Strike Price $410.00	$4,592,000	112	$29,288
SPDR S&P 500 ETF Trust, expiring 09/15/23, Strike Price $175.00	10,902,500	623	124,289
Total Purchased Put Options (Cost $255,466)			153,577

Total Investments — 102.5% (Cost $16,217,040)			17,417,423
Liabilities in Excess of Other Assets — (2.5%)			(415,608)
Net Assets — 100.0%			$17,001,815

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $974,018; the aggregate market value of the collateral held by the fund is $997,123. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $668,778.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$16,686,958	$—	$—	$16,686,958
Money Market Funds	576,888	—	—	576,888
Purchased Put Options	153,577	—	—	153,577
Total	$17,417,423	$—	$—	$17,417,423

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.0%
Airlines	1.1
Auto Manufacturers	2.0
Banks	3.9
Beverages	1.0
Biotechnology	5.8
Building Materials	3.0
Commercial Services	3.0
Computers	2.0
Cosmetics/Personal Care	2.0
Distribution/Wholesale	2.0
Diversified Financial Services	1.0
Electrical Components & Equipment	2.0
Electronics	3.0
Entertainment	3.0
Hand/Machine Tools	1.0
Healthcare — Products	4.8
Healthcare — Services	2.0
Home Builders	2.0

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Insurance	1.0%
Internet	10.9
Investment Companies	2.0
Leisure Time	2.1
Machinery — Construction & Mining	1.0
Machinery — Diversified	2.9
Miscellaneous Manufacturing	2.0
Oil & Gas Services	2.0
Pharmaceuticals	7.7
Purchased Put Option	0.9
REITS	1.0
Retail	2.0
Savings & Loans	1.0
Semiconductors	6.0
Software	10.0
Telecommunications	1.0
Money Market Funds	3.4
Total Investments	102.5
Liabilities in Excess of Other Assets	(2.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 98.6%

Aerospace/Defense — 5.0%
BAE Systems PLC (United Kingdom)(a)	15,575	$746,977
Embraer SA (Brazil)*(a)	44,468	687,475
Total Aerospace/Defense		1,434,452

Airlines — 2.9%
Copa Holdings SA, Class A (Panama)	7,630	843,725

Apparel — 2.0%
Hermes International (France)(a)	2,564	557,926

Banks — 13.9%
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	109,158	838,333
HDFC Bank Ltd. (India)(a)	9,360	652,392
ING Groep NV (Netherlands)(a)	49,079	661,094
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	126,624	933,219
UBS Group AG (Switzerland)	44,713	906,333
Total Banks		3,991,371

Beverages — 5.7%
Coca-Cola Femsa SAB de CV (Mexico)(a)	9,522	793,278
Fomento Economico Mexicano SAB de CV (Mexico)(a)	7,545	836,288
Total Beverages		1,629,566

Biotechnology — 2.2%
Argenx SE (Netherlands)*(a)	1,642	639,937

Building Materials — 5.7%
Cemex SAB de CV (Mexico)*(a)	122,574	867,824
CRH PLC (Ireland)(a)(b)	13,905	774,925
Total Building Materials		1,642,749

Commercial Services — 5.3%
New Oriental Education & Technology Group, Inc. (China)*(a)	16,400	647,636
RELX PLC (United Kingdom)(a)	25,983	868,612
Total Commercial Services		1,516,248

Electric — 3.2%
Pampa Energia SA (Argentina)*(a)	21,080	913,185

Electrical Components & Equipment — 3.6%
ABB Ltd. (Switzerland)(a)	26,378	1,035,336
Investments	Shares	Value
COMMON STOCKS (continued)

Food Service — 2.5%
Compass Group PLC (United Kingdom)(a)	25,200	$718,704

Internet — 9.0%
MercadoLibre, Inc. (Brazil)*	544	644,422
Tencent Music Entertainment Group (China)*(a)	82,006	605,204
Trip.com Group Ltd. (China)*(a)	17,284	604,940
Vipshop Holdings Ltd. (China)*(a)	45,003	742,550
Total Internet		2,597,116

Iron/Steel — 4.9%
POSCO Holdings, Inc. (South Korea)(a)(b)	11,700	865,215
Ternium SA (Mexico)(a)	13,572	538,130
Total Iron/Steel		1,403,345

Mining — 1.6%
DRDGOLD Ltd. (South Africa)(a)	43,876	465,963

Miscellaneous Manufacturing — 2.7%
Siemens AG (Germany)(a)	9,205	767,789

Oil & Gas — 4.1%
YPF SA (Argentina)*(a)(b)	79,349	1,181,507

Pharmaceuticals — 7.7%
AstraZeneca PLC (United Kingdom)(a)	9,629	689,148
Novo Nordisk A/S (Denmark)(a)	9,463	1,531,397
Total Pharmaceuticals		2,220,545

Retail — 2.0%
Luckin Coffee, Inc. (China)*(a)	25,120	564,949

Semiconductors — 7.6%
ASE Technology Holding Co., Ltd. (Taiwan)(a)	90,788	707,239
ASML Holding NV (Netherlands)	1,030	746,492
STMicroelectronics NV (Singapore)	14,620	730,854
Total Semiconductors		2,184,585

Telecommunications — 4.8%
America Movil SAB de CV (Mexico)*(a)	39,732	859,800
Orange SA (France)(a)	44,068	512,952
Total Telecommunications		1,372,752

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Transportation — 2.2%
Tsakos Energy Navigation Ltd. (Greece)	36,091	$643,142
Total Common Stocks (Cost $25,510,105)		28,324,892

MONEY MARKET FUNDS — 9.0%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	2,144,808	2,144,808
Invesco Government & Agency Portfolio — Private Investment Class, 5.05%(c)	456,148	456,148
Total Money Market Funds (Cost $2,600,956)		2,600,956

Total Investments — 107.6% (Cost $28,111,061)		30,925,848
Liabilities in Excess of Other Assets — (7.6%)		(2,188,044)
Net Assets — 100.0%		$28,737,804

PLC — Public Limited Company

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,415,964; the aggregate market value of the collateral held by the fund is $2,473,899. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $329,091.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,324,892	$—	$—	$28,324,892
Money Market Funds	2,600,956	—	—	2,600,956
Total	$30,925,848	$—	$—	$30,925,848

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	5.0%
Airlines	2.9
Apparel	2.0
Banks	13.9
Beverages	5.7
Biotechnology	2.2
Building Materials	5.7
Commercial Services	5.3
Electric	3.2
Electrical Components & Equipment	3.6
Food Service	2.5
Internet	9.0
Iron/Steel	4.9
Mining	1.6
Miscellaneous Manufacturing	2.7
Oil & Gas	4.1
Pharmaceuticals	7.7
Retail	2.0
Semiconductors	7.6
Telecommunications	4.8
Transportation	2.2
Money Market Funds	9.0
Total Investments	107.6
Liabilities in Excess of Other Assets	(7.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.9%

Equity Fund — 98.9%
First Trust NASDAQ-100 Equal Weighted Index Fund	419,581	$44,853,209
iShares MSCI EAFE ETF(a)	557,023	40,384,167
Total Exchange Traded Funds (Cost $81,262,956)		85,237,376

MONEY MARKET FUNDS — 1.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(b)	1,090,609	1,090,609
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(b)(c)	118	118
Total Money Market Funds (Cost $1,090,727)		1,090,727

Total Investments — 100.2% (Cost $82,353,683)		86,328,103
Liabilities in Excess of Other Assets — (0.2%)		(154,277)
Net Assets — 100.0%		$86,173,826

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $39,649,018; the aggregate market value of the collateral held by the fund is $40,044,121. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $40,044,003.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$85,237,376	$—	$—	$85,237,376
Money Market Funds	1,090,727	—	—	1,090,727
Total	$86,328,103	$—	$—	$86,328,103

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	98.9%
Money Market Funds	1.3
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.2%

Equity Fund — 99.2%
Invesco QQQ Trust Series 1(a)	126,032	$46,558,741
Invesco S&P 500 Equal Weight ETF(a)	282,487	42,271,355
Total Exchange Traded Funds (Cost $82,707,302)		88,830,096

MONEY MARKET FUNDS — 23.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(b)	809,355	809,355
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(b)(c)	20,460,356	20,460,356
Total Money Market Funds (Cost $21,269,711)		21,269,711

Total Investments — 123.0% (Cost $103,977,013)		110,099,807
Liabilities in Excess of Other Assets — (23.0%)		(20,552,310)
Net Assets — 100.0%		$89,547,497

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $20,358,422; the aggregate market value of the collateral held by the fund is $20,460,356.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$88,830,096	$—	$—	$88,830,096
Money Market Funds	21,269,711	—	—	21,269,711
Total	$110,099,807	$—	$—	$110,099,807

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.2%
Money Market Funds	23.8
Total Investments	123.0
Liabilities in Excess of Other Assets	(23.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
MONEY MARKET FUND — 150.4%
STIT — Government & Agency Portfolio, Institutional Class, 5.05%(a)(b) (Cost $36,227,717)	36,227,717	$36,227,717
Total Investments Before Securities Sold, Not Yet Purchased (Cost $36,227,717)		36,227,717

Securities Sold, Not Yet Purchased — (99.7)%(c)

COMMON STOCKS — (99.7)%

Airlines — (2.0)%
JetBlue Airways Corp.*	(24,690)	(218,753)
Southwest Airlines Co.	(7,319)	(265,021)
Total Airlines		(483,774)

Apparel — (2.7)%
Hanesbrands, Inc.	(46,054)	(209,085)
Under Armour, Inc., Class A*	(34,050)	(245,841)
VF Corp.	(10,375)	(198,059)
Total Apparel		(652,985)

Banks — (10.5)%
BankUnited, Inc.	(11,593)	(249,829)
Comerica, Inc.	(6,312)	(267,376)
First Horizon Corp.	(20,600)	(232,162)
KeyCorp	(22,130)	(204,481)
PacWest Bancorp	(28,903)	(235,560)
Pinnacle Financial Partners, Inc.	(4,012)	(227,280)
Popular, Inc. (Puerto Rico)	(4,146)	(250,916)
Truist Financial Corp.	(7,260)	(220,341)
Valley National Bancorp	(30,700)	(237,925)
Western Alliance Bancorp	(5,954)	(217,142)
Zions Bancorp NA	(7,250)	(194,735)
Total Banks		(2,537,747)

Biotechnology — (1.0)%
Bio-Rad Laboratories, Inc., Class A*	(650)	(246,428)

Building Materials — (1.0)%
Mohawk Industries, Inc.*	(2,215)	(228,499)

Chemicals — (2.7)%
CF Industries Holdings, Inc.	(3,160)	(219,367)
International Flavors & Fragrances, Inc.	(2,583)	(205,581)
Mosaic Co. (The)	(6,630)	(232,050)
Total Chemicals		(656,998)
Investments	Shares	Value
COMMON STOCKS (continued)

Commercial Services — (6.9)%
2U, Inc.*	(59,934)	$(241,534)
ASGN, Inc.*	(2,942)	(222,504)
Block, Inc.*	(3,734)	(248,572)
Global Payments, Inc.	(2,250)	(221,670)
PayPal Holdings, Inc.*	(3,828)	(255,443)
Sabre Corp.*	(76,048)	(242,593)
U-Haul Holding Co.	(3,941)	(218,016)
Total Commercial Services		(1,650,332)

Computers — (2.1)%
EPAM Systems, Inc.*	(1,083)	(243,404)
NCR Corp.*	(10,644)	(268,229)
Total Computers		(511,633)

Cosmetics/Personal Care — (1.1)%
Estee Lauder Cos., Inc. (The), Class A	(1,270)	(249,403)

Diversified Financial Services — (4.6)%
Ally Financial, Inc.	(9,221)	(249,059)
Bread Financial Holdings, Inc.	(6,405)	(201,053)
LendingTree, Inc.*	(9,257)	(204,672)
T. Rowe Price Group, Inc.	(1,884)	(211,046)
Western Union Co. (The)	(21,323)	(250,119)
Total Diversified Financial Services		(1,115,949)

Electric — (1.0)%
Dominion Energy, Inc.	(4,516)	(233,884)

Electronics — (1.1)%
Trimble, Inc.*	(4,871)	(257,871)

Food — (2.0)%
Hain Celestial Group, Inc. (The)*	(20,020)	(250,450)
Tyson Foods, Inc., Class A	(4,502)	(229,782)
Total Food		(480,232)

Forest Products & Paper — (1.0)%
International Paper Co.	(7,570)	(240,802)

Gas — (0.9)%
UGI Corp.	(8,170)	(220,345)

Hand/Machine Tools — (1.0)%
Stanley Black & Decker, Inc.	(2,651)	(248,425)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Healthcare — Products — (2.1)%
Baxter International, Inc.	(5,685)	$(259,009)
Bio-Techne Corp.	(2,993)	(244,318)
Total Healthcare — Products		(503,327)

Healthcare — Services — (3.8)%
Catalent, Inc.*	(4,951)	(214,675)
Centene Corp.*	(3,585)	(241,808)
Charles River Laboratories International, Inc.*	(1,174)	(246,834)
Pediatrix Medical Group, Inc.*	(14,596)	(207,409)
Total Healthcare — Services		(910,726)

Housewares — (2.0)%
Newell Brands, Inc.	(27,623)	(240,320)
Scotts Miracle-Gro Co. (The)	(3,900)	(244,491)
Total Housewares		(484,811)

Insurance — (1.9)%
Lincoln National Corp.	(8,028)	(206,801)
MetLife, Inc.	(4,400)	(248,732)
Total Insurance		(455,533)

Internet — (4.8)%
Gen Digital, Inc.	(13,230)	(245,416)
Snap, Inc., Class A*	(25,034)	(296,403)
TripAdvisor, Inc.*	(12,428)	(204,938)
Wayfair, Inc., Class A*	(6,275)	(407,938)
Total Internet		(1,154,695)

Leisure Time — (1.0)%
Harley-Davidson, Inc.	(6,786)	(238,935)

Media — (8.1)%
Altice USA, Inc., Class A*	(84,664)	(255,685)
Cable One, Inc.	(372)	(244,434)
Charter Communications, Inc., Class A*	(661)	(242,831)
DISH Network Corp., Class A*	(38,913)	(256,437)
Paramount Global, Class B	(15,270)	(242,946)
Sirius XM Holdings, Inc.	(56,992)	(258,174)
Walt Disney Co. (The)*	(2,494)	(222,664)
Warner Bros Discovery, Inc.*	(18,800)	(235,752)
Total Media		(1,958,923)

Mining — (0.9)%
Alcoa Corp.	(6,454)	(218,984)
Investments	Shares	Value
COMMON STOCKS (continued)

Miscellaneous Manufacturing — (1.0)%
3M Co.	(2,372)	$(237,413)

Oil & Gas — (3.1)%
Antero Resources Corp.*	(10,137)	(233,455)
Helmerich & Payne, Inc.	(6,840)	(242,478)
Patterson-UTI Energy, Inc.	(21,920)	(262,383)
Total Oil & Gas		(738,316)

Oil & Gas Services — (1.0)%
NOV, Inc.	(15,400)	(247,016)

Packaging & Containers — (2.9)%
Ball Corp.	(3,997)	(232,665)
Sealed Air Corp.	(5,970)	(238,800)
Westrock Co.	(7,882)	(229,130)
Total Packaging & Containers		(700,595)

Pharmaceuticals — (1.9)%
CVS Health Corp.	(3,038)	(210,017)
Herbalife Nutrition Ltd.*	(19,049)	(252,209)
Total Pharmaceuticals		(462,226)

REITS — (12.1)%
Boston Properties, Inc.	(3,739)	(215,329)
Cousins Properties, Inc.	(10,765)	(245,442)
Crown Castle, Inc.	(2,117)	(241,211)
Douglas Emmett, Inc.	(15,682)	(197,123)
Highwoods Properties, Inc.	(9,970)	(238,383)
Hudson Pacific Properties, Inc.	(54,482)	(229,914)
JBG SMITH Properties	(14,803)	(222,637)
Kilroy Realty Corp.	(8,111)	(244,060)
Medical Properties Trust, Inc.	(28,170)	(260,854)
SBA Communications Corp.	(1,060)	(245,665)
SL Green Realty Corp.	(10,501)	(315,555)
Vornado Realty Trust	(14,126)	(256,246)
Total REITS		(2,912,419)

Retail — (7.0)%
Advance Auto Parts, Inc.	(3,717)	(261,305)
Domino’s Pizza, Inc.	(784)	(264,200)
Gap, Inc. (The)	(25,401)	(226,831)
Macy’s, Inc.	(14,697)	(235,887)
Nordstrom, Inc.	(13,646)	(279,334)
Qurate Retail, Inc., Series A*	(204,614)	(202,527)
Walgreens Boots Alliance, Inc.	(7,850)	(223,646)
Total Retail		(1,693,730)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Software — (2.1)%
Fidelity National Information Services, Inc.	(4,579)	$(250,472)
Ziff Davis, Inc.*	(3,554)	(248,993)
Total Software		(499,465)

Telecommunications — (2.4)%
CommScope Holding Co., Inc.*	(48,559)	(273,387)
Lumen Technologies, Inc.	(133,269)	(301,188)
Total Telecommunications		(574,575)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(30,652,738)]		(24,006,996)

Total Investments — 50.7% (Cost $5,574,979)		12,220,721
Other Assets in Excess of Liabilities — 49.3%		11,871,871
Net Assets — 100.0%		$24,092,592

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.
(b)	A portion of this security has been pledged as collateral for securities sold, not yet purchased.
(c)	As of June 30, 2022 cash in the amount of $9,225,770 has been segregated as collateral from the broker for securities sold short.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Money Market Fund	$36,227,717	$—	$—	$36,227,717

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(24,006,996)	$—	$—	$(24,006,996)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Airlines	(2.0)%
Apparel	(2.7)
Banks	(10.5)
Biotechnology	(1.0)
Building Materials	(1.0)
Chemicals	(2.7)
Commercial Services	(6.9)
Computers	(2.1)
Cosmetics/Personal Care	(1.1)
Diversified Financial Services	(4.6)
Electric	(1.0)
Electronics	(1.1)
Food	(2.0)
Forest Products & Paper	(1.0)
Gas	(0.9)
Hand/Machine Tools	(1.0)
Healthcare — Products	(2.1)
Healthcare — Services	(3.8)

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Housewares	(2.0)%
Insurance	(1.9)
Internet	(4.8)
Leisure Time	(1.0)
Media	(8.1)
Mining	(0.9)
Miscellaneous Manufacturing	(1.0)
Oil & Gas	(3.1)
Oil & Gas Services	(1.0)
Packaging & Containers	(2.9)
Pharmaceuticals	(1.9)
REITS	(12.1)
Retail	(7.0)
Software	(2.1)
Telecommunications	(2.4)
Money Market Fund	150.4
Total Investments	50.7
Other Assets in Excess of Liabilities	49.3
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2023 were as follows:

Affiliated Holding Name	Value at 6/30/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Unrealized Gain (Loss)	Shares at 6/30/2023	Value at 6/30/2023	Dividend Income
AdvisorShares North Square McKee Core Reserves ETF	$9,738,000	$—	$(9,774,492)	$(88,488)	$124,980	—	$—	$189,718

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SMALL COMPANY ETF
(formerly AdvisorShares Dorsey Wright Micro-Cap ETF)
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.1%

Aerospace/Defense — 1.2%
Astronics Corp.*	1,700	$33,762
VirTra, Inc.*	3,000	22,830
Total Aerospace/Defense		56,592

Agriculture — 0.4%
Limoneira Co.	1,374	21,379

Auto Manufacturers — 0.5%
Blue Bird Corp.*	1,100	24,728

Auto Parts & Equipment — 1.0%
Commercial Vehicle Group, Inc.*(a)	2,334	25,907
Garrett Motion, Inc. (Switzerland)*	3,186	24,118
Total Auto Parts & Equipment		50,025

Banks — 6.3%
BayCom Corp.	1,246	20,783
Byline Bancorp, Inc.	1,151	20,822
Capital City Bank Group, Inc.	759	23,256
Carter Bankshares, Inc.*	1,606	23,753
Esquire Financial Holdings, Inc.	869	39,748
Mercantile Bank Corp.	708	19,555
Midland States Bancorp, Inc.	898	17,879
Northeast Bank	834	34,753
Northeast Community Bancorp, Inc.	1,626	24,195
Oak Valley Bancorp	900	22,671
Parke Bancorp, Inc.	1,071	18,196
TrustCo Bank Corp. NY	713	20,399
Unity Bancorp, Inc.	826	19,485
Total Banks		305,495

Biotechnology — 9.4%
89bio, Inc.*	2,900	54,955
Alpine Immune Sciences, Inc.*(a)	2,351	24,168
Cymabay Therapeutics, Inc.*	6,162	67,474
Fusion Pharmaceuticals, Inc. (Canada)*	4,889	22,880
Harvard Bioscience, Inc.*	4,099	22,503
Inozyme Pharma, Inc.*	3,445	19,189
Liquidia Corp.*	3,389	26,604
Merrimack Pharmaceuticals, Inc.*	2,000	24,600
Investments	Shares	Value
COMMON STOCKS (continued)

Biotechnology (continued)
MoonLake Immunotherapeutics*	1,111	$56,661
Olema Pharmaceuticals, Inc.*	2,957	26,702
Omeros Corp.*(a)	3,277	17,827
Rockwell Medical, Inc.*	5,060	27,628
Tarsus Pharmaceuticals, Inc.*	1,289	23,292
Tenaya Therapeutics, Inc.*(a)	3,577	20,997
Zevra Therapeutics, Inc.*(a)	4,068	20,747
Total Biotechnology		456,227

Building Materials — 1.8%
LSI Industries, Inc.	2,000	25,120
Modine Manufacturing Co.*	1,910	63,068
Total Building Materials		88,188

Chemicals — 1.2%
Hawkins, Inc.	521	24,846
Oil-Dri Corp. of America	534	31,501
Total Chemicals		56,347

Coal — 2.6%
Alpha Metallurgical Resources, Inc.	324	53,252
Natural Resource Partners LP(a)	881	46,464
SunCoke Energy, Inc.	3,102	24,413
Total Coal		124,129

Commercial Services — 6.2%
Alta Equipment Group, Inc.	1,853	32,112
Barrett Business Services, Inc.	310	27,032
CompoSecure, Inc.*	3,032	20,800
CRA International, Inc.	318	32,436
Hackett Group, Inc. (The)	1,301	29,077
HireQuest, Inc.(a)	1,353	35,219
Lincoln Educational Services Corp.*	3,010	20,287
Resources Connection, Inc.	1,032	16,213
Textainer Group Holdings Ltd. (China)	1,102	43,397
Transcat, Inc.*	515	43,935
Total Commercial Services		300,508

Computers — 0.6%
Cantaloupe, Inc.*	3,445	27,422

Distribution/Wholesale — 1.5%
Veritiv Corp.	578	72,603

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SMALL COMPANY ETF

(formerly AdvisorShares Dorsey Wright Micro-Cap ETF)

Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services — 2.5%
Diamond Hill Investment Group, Inc.	131	$22,440
EZCORP, Inc., Class A*(a)	3,732	31,274
Oppenheimer Holdings, Inc., Class A	577	23,184
Silvercrest Asset Management Group, Inc., Class A	1,272	25,758
UWM Holdings Corp.	3,666	20,530
Total Diversified Financial Services		123,186

Electric — 0.8%
Genie Energy Ltd., Class B	2,596	36,707

Electrical Components & Equipment — 1.4%
Pioneer Power Solutions, Inc.*	3,699	31,071
Powell Industries, Inc.	620	37,566
Total Electrical Components & Equipment		68,637

Electronics — 4.7%
Allied Motion Technologies, Inc.	660	26,360
Bel Fuse, Inc., Class B	1,601	91,913
Ituran Location and Control Ltd. (Israel)	959	22,383
Kimball Electronics, Inc.*	1,182	32,659
NVE Corp.	351	34,202
Stoneridge, Inc.*	1,000	18,850
Total Electronics		226,367

Energy — Alternate Sources — 0.5%
REX American Resources Corp.*	646	22,487

Engineering & Construction — 4.5%
Bowman Consulting Group Ltd.*	930	29,648
Limbach Holdings, Inc.*	2,000	49,460
MYR Group, Inc.*	387	53,538
Star Group LP	1,900	25,954
Sterling Infrastructure, Inc.*	1,036	57,809
Total Engineering & Construction		216,409

Entertainment — 0.9%
Golden Entertainment, Inc.*	1,050	43,890
Investments	Shares	Value
COMMON STOCKS (continued)

Environmental Control — 2.0%
CECO Environmental Corp.*	3,230	$43,153
Heritage-Crystal Clean, Inc.*	851	32,159
Perma-Fix Environmental Services, Inc.*	1,938	21,279
Total Environmental Control		96,591

Food — 0.6%
Nathan’s Famous, Inc.	398	31,259

Gas — 0.7%
Global Partners LP	1,031	31,683

Healthcare — Products — 2.5%
Avita Medical, Inc.*	1,467	24,954
Tactile Systems Technology, Inc.*	1,223	30,489
UFP Technologies, Inc.*	338	65,521
Total Healthcare — Products		120,964

Home Builders — 0.7%
Hovnanian Enterprises, Inc., Class A*	356	35,319

Home Furnishings — 1.5%
Daktronics, Inc.*	4,210	26,944
Ethan Allen Interiors, Inc.	923	26,103
VOXX International Corp.*	1,613	20,130
Total Home Furnishings		73,177

Insurance — 3.6%
Ambac Financial Group, Inc.*	1,666	23,724
Donegal Group, Inc., Class A	1,302	18,788
Greenlight Capital Re Ltd., Class A*	2,801	29,509
HCI Group, Inc.(a)	417	25,762
Heritage Insurance Holdings, Inc.*	4,968	19,127
Investors Title Co.	135	19,710
Tiptree, Inc.	2,526	37,915
Total Insurance		174,535

Internet — 0.4%
Travelzoo*	2,367	18,676

Investment Companies — 0.9%
Crescent Capital BDC, Inc.	1,407	21,302
Runway Growth Finance Corp.	2,001	24,712
Total Investment Companies		46,014

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SMALL COMPANY ETF

(formerly AdvisorShares Dorsey Wright Micro-Cap ETF)

Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Iron/Steel — 0.7%
Haynes International, Inc.	671	$34,100

Leisure Time — 0.5%
MasterCraft Boat Holdings, Inc.*	750	22,988

Machinery — Diversified — 1.3%
DXP Enterprises, Inc.*	732	26,652
Thermon Group Holdings, Inc.*	1,331	35,405
Total Machinery — Diversified		62,057

Metal Fabricate/Hardware — 3.0%
Northwest Pipe Co.*	735	22,226
Olympic Steel, Inc.	620	30,380
Steel Partners Holdings LP*	1,906	90,535
Total Metal Fabricate/Hardware		143,141

Mining — 0.4%
McEwen Mining, Inc. (Canada)*	2,651	19,061

Miscellaneous Manufacturing — 0.5%
Park Aerospace Corp.	1,786	24,647

Oil & Gas — 4.4%
Amplify Energy Corp.*	2,601	17,609
Diamond Offshore Drilling, Inc.*	3,591	51,136
Kimbell Royalty Partners LP	1,962	28,861
Permian Basin Royalty Trust	3,508	87,454
Sabine Royalty Trust	432	28,486
Total Oil & Gas		213,546

Oil & Gas Services — 1.6%
Helix Energy Solutions Group, Inc.*	5,044	37,225
Oil States International, Inc.*	2,840	21,215
Ranger Energy Services, Inc.*	2,034	20,828
Total Oil & Gas Services		79,268

Packaging & Containers — 0.4%
Clearwater Paper Corp.*	641	20,076
Investments	Shares	Value
COMMON STOCKS (continued)

Pharmaceuticals — 4.2%
Corbus Pharmaceuticals Holdings, Inc.*	2,555	$20,031
CorMedix, Inc.*(a)	4,668	18,509
Enliven Therapeutics, Inc.*(a)	1,375	28,064
Longboard Pharmaceuticals, Inc.*	3,150	23,121
Marinus Pharmaceuticals, Inc.*	2,446	26,563
Nuvectis Pharma, Inc.*	1,444	23,061
scPharmaceuticals, Inc.*(a)	3,300	33,627
Voyager Therapeutics, Inc.*	2,800	32,060
Total Pharmaceuticals		205,036

Pipelines — 0.5%
NGL Energy Partners LP*	5,845	22,737

Real Estate — 0.6%
Legacy Housing Corp.*	1,157	26,831

REITS — 1.4%
BRT Apartments Corp.	1,246	24,671
CTO Realty Growth, Inc.	1,288	22,076
Whitestone REIT	2,049	19,875
Total REITS		66,622

Retail — 3.3%
Biglari Holdings, Inc., Class B*	162	31,937
Caleres, Inc.(a)	1,091	26,107
Carrols Restaurant Group, Inc.*	5,001	25,205
Chuy’s Holdings, Inc.*	740	30,207
Haverty Furniture Cos., Inc.	712	21,517
Red Robin Gourmet Burgers, Inc.*(a)	1,668	23,068
Total Retail		158,041

Savings & Loans — 0.5%
FS Bancorp, Inc.	818	24,597

Semiconductors — 0.8%
GSI Technology, Inc.*	2,733	15,113
Vishay Precision Group, Inc.*	690	25,634
Total Semiconductors		40,747

Software — 5.5%
Augmedix, Inc.*	5,555	26,720
Computer Programs and Systems, Inc.*	675	16,666
Digi International, Inc.*	1,149	45,259

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SMALL COMPANY ETF

(formerly AdvisorShares Dorsey Wright Micro-Cap ETF)

Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Software (continued)
Donnelley Financial Solutions, Inc.*	1,191	$54,226
Immersion Corp.	3,400	24,072
Innodata, Inc.*	2,878	32,608
Inspired Entertainment, Inc.*	2,000	29,420
Weave Communications, Inc.*	3,132	34,796
Total Software		263,767

Telecommunications — 1.7%
Aviat Networks, Inc.*	750	25,028
Preformed Line Products Co.	372	58,069
Total Telecommunications		83,097

Transportation — 5.4%
Capital Product Partners LP (Greece)	2,140	29,361
Covenant Logistics Group, Inc.	962	42,164
Daseke, Inc.*	2,835	20,214
Dorian LPG Ltd.	1,717	44,041
Pangaea Logistics Solutions Ltd.	3,778	25,577
Teekay Corp. (Bermuda)*	5,650	34,126
Teekay Tankers Ltd., Class A (Canada)	976	37,313
Tsakos Energy Navigation Ltd. (Greece)	1,726	30,757
Total Transportation		263,553

Venture Capital — 0.5%
Chicago Atlantic Real Estate Finance, Inc.	1,462	22,149

Water — 1.0%
Consolidated Water Co. Ltd. (Cayman Islands)	1,097	26,580
York Water Co. (The)	562	23,194
Total Water		49,774
Total Common Stocks (Cost $4,140,872)		4,795,379

RIGHTS — 0.0%**

Pharmaceuticals — 0.0%**
IMARA INC., CVR*(b) (Cost $0)	5,500	0
Investments	Shares	Value
MONEY MARKET FUNDS — 8.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	304,948	$304,948
STIT — Government & Agency Portfolio, Institutional Class, 5.05%(c)	99,420	99,420
Total Money Market Funds (Cost $404,368)		404,368

Total Investments — 107.5% (Cost $4,545,240)		5,199,747
Liabilities in Excess of Other Assets — (7.5%)		(363,565)
Net Assets — 100.0%		$4,836,182

CVR — Contingent Value Rights

LP — Limited Partnership

REITS — Real Estate Investment Trusts

*	Non-income producing security.
**	Less than 0.05%.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $321,886; the aggregate market value of the collateral held by the fund is $328,882. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $23,934.
(b)	Fair valued using significant unobservable inputs. See note 2 regarding fair value measurements.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SMALL COMPANY ETF

(formerly AdvisorShares Dorsey Wright Micro-Cap ETF)
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3		Total
Common Stocks	$4,795,379	$—	$—		$4,795,379
Rights	—	—	—	*	—
Money Market Funds	404,368	—	—		404,368
Total	$5,199,747	$—	$—	*	$5,199,747

*	Less than $1.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.2%
Agriculture	0.4
Auto Manufacturers	0.5
Auto Parts & Equipment	1.0
Banks	6.3
Biotechnology	9.4
Building Materials	1.8
Chemicals	1.2
Coal	2.6
Commercial Services	6.2
Computers	0.6
Distribution/Wholesale	1.5
Diversified Financial Services	2.5
Electric	0.8
Electrical Components & Equipment	1.4
Electronics	4.7
Energy — Alternate Sources	0.5
Engineering & Construction	4.5
Entertainment	0.9
Environmental Control	2.0
Food	0.6
Gas	0.7
Healthcare — Products	2.5
Home Builders	0.7
Home Furnishings	1.5
Insurance	3.6

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Internet	0.4%
Investment Companies	0.9
Iron/Steel	0.7
Leisure Time	0.5
Machinery — Diversified	1.3
Metal Fabricate/Hardware	3.0
Mining	0.4
Miscellaneous Manufacturing	0.5
Oil & Gas	4.4
Oil & Gas Services	1.6
Packaging & Containers	0.4
Pharmaceuticals	4.2
Pipelines	0.5
Real Estate	0.6
REITS	1.4
Retail	3.3
Savings & Loans	0.5
Semiconductors	0.8
Software	5.5
Telecommunications	1.7
Transportation	5.4
Venture Capital	0.5
Water	1.0
Money Market Funds	8.4
Total Investments	107.5
Liabilities in Excess of Other Assets	(7.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.6%

Aerospace/Defense — 4.1%
HEICO Corp.	16,155	$2,858,466

Auto Parts & Equipment — 4.7%
Miller Industries, Inc.	93,726	3,324,461

Building Materials — 9.7%
Carrier Global Corp.	59,579	2,961,672
Trex Co., Inc.*	58,712	3,849,159
Total Building Materials		6,810,831

Chemicals — 7.1%
Celanese Corp.	23,679	2,742,028
Stepan Co.	22,972	2,195,204
Total Chemicals		4,937,232

Commercial Services — 4.4%
Moody’s Corp.	8,884	3,089,144

Computers — 3.6%
Science Applications International Corp.	22,626	2,544,973

Diversified Financial Services — 3.8%
Intercontinental Exchange, Inc.	23,771	2,688,025

Food — 3.8%
Hershey Co. (The)	10,708	2,673,788

Healthcare — Products — 14.5%
Abbott Laboratories	22,679	2,472,465
Danaher Corp.	9,370	2,248,800
Stryker Corp.	10,186	3,107,647
Thermo Fisher Scientific, Inc.	4,414	2,303,004
Total Healthcare — Products		10,131,916

Insurance — 3.5%
Aflac, Inc.	34,887	2,435,113

Leisure Time — 4.2%
Polaris, Inc.	24,451	2,956,859

Machinery — Diversified — 7.9%
Middleby Corp. (The)*	18,175	2,686,810
Otis Worldwide Corp.	31,581	2,811,025
Total Machinery — Diversified		5,497,835

Media — 3.5%
FactSet Research Systems, Inc.	6,064	2,429,542
Investments	Shares	Value
COMMON STOCKS (continued)

Packaging & Containers — 3.2%
Silgan Holdings, Inc.	47,899	$2,245,984

Pharmaceuticals — 4.1%
AmerisourceBergen Corp.	14,868	2,861,049

Software — 17.5%
Broadridge Financial Solutions, Inc.	18,256	3,023,741
Fair Isaac Corp.*	3,995	3,232,794
Fiserv, Inc.*	24,754	3,122,717
Intuit, Inc.	6,276	2,875,601
Total Software		12,254,853
Total Common Stocks (Cost $59,982,079)		69,740,071

MONEY MARKET FUND — 0.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(a) (Cost $339,690)	339,690	339,690

Total Investments — 100.1% (Cost $60,321,769)		70,079,761
Liabilities in Excess of Other Assets — (0.1%)		(78,042)
Net Assets — 100.0%		$70,001,719

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$69,740,071	$—	$—	$69,740,071
Money Market Fund	339,690	—	—	339,690
Total	$70,079,761	$—	$—	$70,079,761

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	4.1%
Auto Parts & Equipment	4.7
Building Materials	9.7
Chemicals	7.1
Commercial Services	4.4
Computers	3.6
Diversified Financial Services	3.8
Food	3.8
Healthcare — Products	14.5
Insurance	3.5
Leisure Time	4.2
Machinery — Diversified	7.9
Media	3.5
Packaging & Containers	3.2
Pharmaceuticals	4.1
Software	17.5
Money Market Fund	0.5
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.7%

Aerospace/Defense — 3.8%
Northrop Grumman Corp.	624	$284,419
Raytheon Technologies Corp.	3,850	377,146
Total Aerospace/Defense		661,565

Apparel — 3.7%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	1,934	365,217
NIKE, Inc., Class B	2,615	288,617
Total Apparel		653,834

Auto Manufacturers — 9.5%
Polestar Automotive Holding UK PLC, Class A (Hong Kong)*(a)(b)	42,021	160,520
Tesla, Inc.*	5,728	1,499,419
Total Auto Manufacturers		1,659,939

Auto Parts & Equipment — 0.8%
Luminar Technologies, Inc.*(b)	21,060	144,893

Computers — 5.9%
Apple, Inc.	5,334	1,034,636

Diversified Financial Services — 4.7%
LPL Financial Holdings, Inc.	3,779	821,668

Electric — 0.4%
NextEra Energy, Inc.	1,020	75,684

Energy — Alternate Sources — 2.7%
Enphase Energy, Inc.*	1,522	254,904
SolarEdge Technologies, Inc.*	834	224,388
Total Energy — Alternate Sources		479,292

Entertainment — 1.9%
Cinemark Holdings, Inc.*	20,396	336,534

Healthcare — Products — 0.6%
Thermo Fisher Scientific, Inc.	204	106,437

Home Builders — 3.0%
Lennar Corp., Class A	4,250	532,568

Internet — 8.1%
Alphabet, Inc., Class C*	5,348	646,947
Netflix, Inc.*	1,779	783,632
Total Internet		1,430,579
Investments	Shares	Value
COMMON STOCKS (continued)

Iron/Steel — 1.6%
Steel Dynamics, Inc.	2,642	$287,793

Lodging — 10.9%
Las Vegas Sands Corp.*	12,137	703,946
MGM Resorts International	27,628	1,213,422
Total Lodging		1,917,368

Machinery — Diversified — 3.6%
Deere & Co.	1,578	639,390

Media — 3.8%
Walt Disney Co. (The)*	7,368	657,815

Mining — 1.1%
MP Materials Corp.*(b)	8,312	190,179

Pharmaceuticals — 4.2%
Novo Nordisk A/S (Denmark)(a)	2,434	393,894
Zoetis, Inc.	2,039	351,136
Total Pharmaceuticals		745,030

REITS — 3.8%
Prologis, Inc.	716	87,803
VICI Properties, Inc., Class A	18,385	577,841
Total REITS		665,644

Retail — 1.0%
Home Depot, Inc. (The)	559	173,648

Semiconductors — 13.0%
ASML Holding NV (Netherlands)	734	531,966
NVIDIA Corp.	2,489	1,052,897
ON Semiconductor Corp.*	7,337	693,934
Total Semiconductors		2,278,797

Software — 10.8%
Activision Blizzard, Inc.*	1,764	148,705
Microsoft Corp.	3,419	1,164,306
Oracle Corp.	1,588	189,115
ROBLOX Corp., Class A*	9,917	399,655
Total Software		1,901,781

Venture Capital — 0.8%
Blackstone, Inc.	1,522	141,500
Total Common Stocks (Cost $17,415,625)		17,536,574

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
MONEY MARKET FUNDS — 2.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(c)	92,642	$92,642
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	277,178	277,178
Total Money Market Funds (Cost $369,820)		369,820

Total Investments — 101.8% (Cost $17,785,445)		17,906,394
Liabilities in Excess of Other Assets — (1.8%)		(328,558)
Net Assets — 100.0%		$17,577,836

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $453,135; the aggregate market value of the collateral held by the fund is $465,756. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $188,578.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,536,574	$—	$—	$17,536,574
Money Market Funds	369,820	—	—	369,820
Total	$17,906,394	$—	$—	$17,906,394

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.8%
Apparel	3.7
Auto Manufacturers	9.5
Auto Parts & Equipment	0.8
Computers	5.9
Diversified Financial Services	4.7
Electric	0.4
Energy — Alternate Sources	2.7
Entertainment	1.9
Healthcare — Products	0.6
Home Builders	3.0
Internet	8.1
Iron/Steel	1.6
Lodging	10.9
Machinery — Diversified	3.6
Media	3.8
Mining	1.1
Pharmaceuticals	4.2
REITS	3.8
Retail	1.0
Semiconductors	13.0
Software	10.8
Venture Capital	0.8
Money Market Funds	2.1
Total Investments	101.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.0%

Commercial Services — 3.8%
Target Hospitality Corp.*	11,701	$157,028

Entertainment — 4.1%
Marriott Vacations Worldwide Corp.	371	45,529
Monarch Casino & Resort, Inc.	1,082	76,227
Red Rock Resorts, Inc., Class A	1,109	51,879
Total Entertainment		173,635

Internet — 12.4%
Airbnb, Inc., Class A*	1,475	189,036
Booking Holdings, Inc.*	86	232,228
Expedia Group, Inc.*	882	96,482
Total Internet		517,746

Leisure Time — 5.0%
Royal Caribbean Cruises Ltd.*	2,000	207,480

Lodging — 49.7%
Bluegreen Vacations Holding Corp.	7,514	267,874
Boyd Gaming Corp.	3,246	225,175
Choice Hotels International, Inc.	338	39,722
GreenTree Hospitality Group Ltd. (China)*(a)	45,034	233,276
Hilton Grand Vacations, Inc.*	4,344	197,391
Hilton Worldwide Holdings, Inc.	1,373	199,840
Hyatt Hotels Corp., Class A	1,700	194,786
InterContinental Hotels Group PLC (United Kingdom)(a)(b)	3,041	214,239
Marriott International, Inc., Class A	1,284	235,858
Playa Hotels & Resorts NV*	21,803	177,476
Wyndham Hotels & Resorts, Inc.	1,380	94,627
Total Lodging		2,080,264
Investments	Shares	Value
COMMON STOCKS (continued)

REITS — 24.0%
Apple Hospitality REIT, Inc.	8,741	$132,076
Gaming and Leisure Properties, Inc.	1,937	93,867
Host Hotels & Resorts, Inc.	4,658	78,394
Park Hotels & Resorts, Inc.	11,167	143,161
Ryman Hospitality Properties, Inc.	2,100	195,132
Service Properties Trust	22,724	197,472
VICI Properties, Inc., Class A	5,251	165,039
Total REITS		1,005,141
Total Common Stocks (Cost $3,830,485)		4,141,294

MONEY MARKET FUNDS — 5.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(c)	88,142	88,142
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	134,900	134,900
Total Money Market Funds (Cost $223,042)		223,042

Total Investments — 104.3% (Cost $4,053,527)		4,364,336
Liabilities in Excess of Other Assets — (4.3%)		(178,321)
Net Assets — 100.0%		$4,186,015

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $133,855; the aggregate market value of the collateral held by the fund is $134,900.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,141,294	$—	$—	$4,141,294
Money Market Funds	223,042	—	—	223,042
Total	$4,364,336	$—	$—	$4,364,336

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commercial Services	3.8%
Entertainment	4.1
Internet	12.4
Leisure Time	5.0
Lodging	49.7
REITS	24.0
Money Market Funds	5.3
Total Investments	104.3
Liabilities in Excess of Other Assets	(4.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES INSIDER ADVANTAGE ETF
(formerly AdvisorShares DoubleLine Value Equity ETF)
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.7%

Apparel — 4.0%
Carter’s, Inc.(a)	6,131	$445,110
Ralph Lauren Corp.	3,659	451,155
Steven Madden Ltd.	12,243	400,224
Tapestry, Inc.	9,790	419,012
Total Apparel		1,715,501

Auto Parts & Equipment — 1.1%
Allison Transmission Holdings, Inc.	7,911	446,655

Building Materials — 2.8%
Eagle Materials, Inc.	3,076	573,428
Owens Corning	4,604	600,822
Total Building Materials		1,174,250

Chemicals — 3.3%
CF Industries Holdings, Inc.	6,329	439,359
Mosaic Co. (The)	6,999	244,965
NewMarket Corp.	989	397,697
Orion SA (Germany)	15,822	335,743
Total Chemicals		1,417,764

Coal — 1.0%
Alpha Metallurgical Resources, Inc.	2,468	405,641

Commercial Services — 3.9%
Medifast, Inc.	3,135	288,922
Textainer Group Holdings Ltd. (China)(a)	10,383	408,882
Triton International Ltd. (Bermuda)	5,712	475,581
Verisk Analytics, Inc.	2,034	459,745
Total Commercial Services		1,633,130

Computers — 3.3%
Apple, Inc.	2,901	562,707
Cognizant Technology Solutions Corp., Class A	6,552	427,714
HP, Inc.	12,856	394,808
Total Computers		1,385,229

Distribution/Wholesale — 1.1%
WW Grainger, Inc.	593	467,634
Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services — 7.6%
Affiliated Managers Group, Inc.	2,675	$400,956
BlackRock, Inc.	494	341,423
Capital One Financial Corp.	3,758	411,012
Discover Financial Services	3,766	440,057
LPL Financial Holdings, Inc.	1,978	430,077
Mastercard, Inc., Class A	989	388,974
SEI Investments Co.	6,823	406,787
Visa, Inc., Class A(a)	1,682	399,441
Total Diversified Financial Services		3,218,727

Electric — 1.0%
Vistra Corp.	15,822	415,328

Electrical Components & Equipment — 1.0%
Encore Wire Corp.	2,395	445,302

Electronics — 2.0%
CTS Corp.	8,706	371,137
Vontier Corp.	14,474	466,207
Total Electronics		837,344

Food — 2.8%
Hershey Co. (The)	1,483	370,305
John B Sanfilippo & Son, Inc.	4,256	499,101
Tootsie Roll Industries, Inc.	9,094	322,019
Total Food		1,191,425

Forest Products & Paper — 0.8%
Sylvamo Corp.	8,223	332,620

Healthcare — Products — 0.9%
Bruker Corp.	4,988	368,713

Healthcare — Services — 1.2%
HCA Healthcare, Inc.	1,740	528,055

Home Builders — 4.8%
D.R. Horton, Inc.	4,256	517,913
KB Home	11,028	570,258
Lennar Corp., Class A	3,966	496,979
PulteGroup, Inc.	5,868	455,826
Total Home Builders		2,040,976

See accompanying Notes to Financial Statements.

ADVISORSHARES INSIDER ADVANTAGE ETF
(formerly AdvisorShares DoubleLine Value Equity ETF)
Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Insurance — 3.2%
American Equity Investment Life Holding Co.	9,691	$504,998
Aon PLC, Class A	1,187	409,752
MGIC Investment Corp.	26,781	422,872
Total Insurance		1,337,622

Internet — 1.0%
eBay, Inc.	9,098	406,590

Iron/Steel — 2.0%
Nucor Corp.	2,807	460,292
Steel Dynamics, Inc.	3,570	388,880
Total Iron/Steel		849,172

Leisure Time — 1.0%
Polaris, Inc.	3,590	434,139

Lodging — 1.0%
Marriott International, Inc., Class A	2,419	444,346

Machinery — Diversified — 1.0%
Nordson Corp.	1,780	441,760

Media — 3.2%
Comcast Corp., Class A	9,790	406,775
Nexstar Media Group, Inc.	1,982	330,102
Scholastic Corp.	9,098	353,821
Sinclair, Inc.(a)	20,538	283,835
Total Media		1,374,533

Metal Fabricate / Hardware — 1.0%
Advanced Drainage Systems, Inc.	3,857	438,850

Miscellaneous Manufacturing — 2.0%
A.O. Smith Corp.	6,032	439,009
Carlisle Cos., Inc.	1,646	422,248
Total Miscellaneous Manufacturing		861,257

Oil & Gas — 11.6%
APA Corp.	10,363	354,104
California Resources Corp.	9,790	443,389
ConocoPhillips	3,307	342,638
Coterra Energy, Inc.	14,622	369,936
Exxon Mobil Corp.	3,788	406,263
Helmerich & Payne, Inc.	11,867	420,685
Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas (continued)
HF Sinclair Corp.	7,816	$348,672
Marathon Petroleum Corp.	3,247	378,600
Occidental Petroleum Corp.	5,522	324,694
Patterson-UTI Energy, Inc.	32,078	383,974
PBF Energy, Inc., Class A	9,287	380,210
PDC Energy, Inc.	5,436	386,717
Valero Energy Corp.	3,254	381,694
Total Oil & Gas		4,921,576

Pharmaceuticals — 1.0%
McKesson Corp.	989	422,610

Pipelines — 0.9%
Cheniere Energy, Inc.	2,542	387,299

Real Estate — 1.0%
Marcus & Millichap, Inc.	12,856	405,093

REITS — 2.0%
Empire State Realty Trust, Inc., Class A	61,310	459,212
Simon Property Group, Inc.	3,483	402,217
Total REITS		861,429

Retail — 8.2%
Best Buy Co., Inc.	5,282	432,860
Dillard’s, Inc., Class A	1,282	418,291
FirstCash Holdings, Inc.	3,956	369,213
Home Depot, Inc. (The)	1,286	399,483
Murphy USA, Inc.	1,509	469,465
Patrick Industries, Inc.	5,805	464,400
Penske Automotive Group, Inc.(a)	3,006	500,890
Williams-Sonoma, Inc.(a)	3,228	403,952
Total Retail		3,458,554

Semiconductors — 8.8%
Analog Devices, Inc.	2,077	404,620
Applied Materials, Inc.	3,654	528,149
KLA Corp.	1,064	516,061
Kulicke & Soffa Industries, Inc. (Singapore)	7,707	458,181
Lam Research Corp.	772	496,288
Microchip Technology, Inc.	5,380	481,994
QUALCOMM, Inc.	3,362	400,213
Teradyne, Inc.	3,857	429,400
Total Semiconductors		3,714,906

See accompanying Notes to Financial Statements.

ADVISORSHARES INSIDER ADVANTAGE ETF

(formerly AdvisorShares DoubleLine Value Equity ETF)

Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Software — 0.9%
Electronic Arts, Inc.	2,967	$384,820

Telecommunications — 2.2%
Cisco Systems, Inc.	7,713	399,071
InterDigital, Inc.	5,672	547,631
Total Telecommunications		946,702

Transportation — 5.1%
ArcBest Corp.	4,159	410,909
Expeditors International of Washington, Inc.	3,702	448,423
International Seaways, Inc.	10,383	397,046
Matson, Inc.(a)	6,376	495,607
Scorpio Tankers, Inc. (Monaco)	8,406	397,015
Total Transportation		2,149,000
Total Common Stocks (Cost $38,068,501)		42,264,552

MONEY MARKET FUND — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(b)(c)
(Cost $57,580)	57,580	57,580

Total Investments — 99.8% (Cost $38,126,081)		42,322,132
Other Assets in Excess of Liabilities — 0.2%		58,699
Net Assets — 100.0%		$42,380,831

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,781,420; the aggregate market value of the collateral held by the fund is $1,800,332. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,742,752.
(b)	Collateral received from brokers for securities lending was invested in these short-term investments.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES INSIDER ADVANTAGE ETF
(formerly AdvisorShares DoubleLine Value Equity ETF)
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$42,264,552	$—	$—	$42,264,552
Money Market Fund	57,580	—	—	57,580
Total	$42,322,132	$—	$—	$42,322,132

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	4.0%
Auto Parts & Equipment	1.1
Building Materials	2.8
Chemicals	3.3
Coal	1.0
Commercial Services	3.9
Computers	3.3
Distribution/Wholesale	1.1
Diversified Financial Services	7.6
Electric	1.0
Electrical Components & Equipment	1.0
Electronics	2.0
Food	2.8
Forest Products & Paper	0.8
Healthcare — Products	0.9
Healthcare — Services	1.2
Home Builders	4.8
Insurance	3.2
Internet	1.0
Iron/Steel	2.0

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Leisure Time	1.0%
Lodging	1.0
Machinery — Diversified	1.0
Media	3.2
Metal Fabricate / Hardware	1.0
Miscellaneous Manufacturing	2.0
Oil & Gas	11.6
Pharmaceuticals	1.0
Pipelines	0.9
Real Estate	1.0
REITS	2.0
Retail	8.2
Semiconductors	8.8
Software	0.9
Telecommunications	2.2
Transportation	5.1
Money Market Fund	0.1
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES LET BOB AI POWERED MOMENTUM ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 15.7%

Aerospace/Defense — 1.3%
Triumph Group, Inc.*	28,480	$352,298

Diversified Financial Services — 1.3%
Capital One Financial Corp.	3,100	339,047

Electronics — 1.2%
Napco Security Technologies, Inc.	9,039	313,201

Leisure Time — 1.2%
Global Business Travel Group I*	44,850	324,265

Miscellaneous Manufacturing — 1.4%
Fabrinet (Thailand)*	2,730	354,572

Retail — 2.7%
Abercrombie & Fitch Co., Class A*	10,000	376,800
Chuy’s Holdings, Inc.*	8,200	334,724
Total Retail		711,524

Software — 5.1%
Appian Corp., Class A*	7,030	334,628
Asana, Inc., Class A*	15,300	337,212
Procore Technologies, Inc.*	5,200	338,364
UiPath, Inc., Class A*	19,600	324,772
Total Software		1,334,976

Telecommunications — 1.5%
Extreme Networks, Inc.*	15,175	395,309
Total Common Stocks (Cost $4,171,310)		4,125,192

MONEY MARKET FUND — 84.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(a)
(Cost $22,162,269)	22,162,269	22,162,269

Total Investments — 99.9% (Cost $26,333,579)		26,287,461
Other Assets in Excess of Liabilities — 0.1%		32,597
Net Assets — 100.0%		$26,320,058

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES LET BOB AI POWERED MOMENTUM ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,125,192	$—	$—	$4,125,192
Money Market Fund	22,162,269	—	—	22,162,269
Total	$26,287,461	$—	$—	$26,287,461

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.3%
Diversified Financial Services	1.3
Electronics	1.2
Leisure Time	1.2
Miscellaneous Manufacturing	1.4
Retail	2.7
Software	5.1
Telecommunications	1.5
Money Market Fund	84.2
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MSOS 2X DAILY ETF
Schedule of Investments

June 30, 2023

Investments	Shares	Value
MONEY MARKET FUND — 100.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(a)
(Cost $7,010,606)	7,010,606	$7,010,606

Total Investments — 100.5% (Cost $7,010,606)		7,010,606
Liabilities in Excess of Other Assets — (0.5%)		21,606
Net Assets — 100.0%		$7,032,212

ETF — Exchange Traded Fund

SOFR — Secured Overnight Financing Rate

(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES MSOS 2X DAILY ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Money Market Fund	$7,010,606	$—	$—	$7,010,606
Swap†	$—	$44,172	$—	$44,172
Total	$7,010,606	$44,172	$—	$7,054,778

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Money Market Fund	100.5%
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MSOS 2X DAILY ETF
Schedule of Investments (continued)

June 30, 2023

Total Return Swap contracts outstanding as of June 30, 2023:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
AdvisorShares Pure US Cannabis ETF	SOFR + 1.00%	Monthly	11/20/2026	$14,173,019	$14,217,191	$44,172

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2023

Investments	Principal	Value
ASSET BACKED SECURITIES — 30.3%

Accelerated LLC, Class A, Series 2021-1H, 1.35%, 10/20/40‡	$129,694	$116,770
Aqua Finance Trust, Class B, Series 2020-AA, 2.79%, 07/17/46‡	335,000	291,365
Arivo Acceptance Auto Loan Receivables Trust, Class A, Series 2021-1A, 1.19%, 01/15/27‡	69,509	67,802
Avant Credit Card Master Trust, Class A, Series 2021-1A, 1.37%, 04/15/27‡	260,000	243,518
Bankers Healthcare Group Securitization Trust, Class A, Series 2020-A, 2.56%, 09/17/31‡	25,188	24,700
BHG Securitization Trust, Class B, Series 2021-B, 1.67%, 10/17/34‡	210,000	185,543
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	90,312	87,887
Business Jet Securities LLC, Class A, Series 2020-1A, 2.98%, 11/15/35‡	22,770	21,530
BXG Receivables Note Trust, Class A, Series 2022-A, 4.12%, 09/28/37‡	130,432	123,682
Carvana Auto Receivables Trust, Class E, Series 2019-3A, 4.60%, 07/15/26‡	235,000	230,557
CCG Receivables Trust, Class A2, Series 2023-1, 5.82%, 09/16/30‡	200,000	200,351
CCG Receivables Trust, Class C, Series 2021-1, 0.84%, 06/14/27‡	270,000	253,885
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41‡	132,306	122,411
Commonbond Student Loan Trust, Class A, Series 2020-1, 1.69%, 10/25/51‡	60,093	53,091
Credito Real USA Auto Receivables Trust, Class A, Series 2021-1A, 1.35%, 02/16/27‡	34,902	34,438
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27‡	7,905	7,889
Foundation Finance Trust, Class A, Series 2021-1A, 1.27%, 05/15/41‡	145,441	127,859
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

GLS Auto Receivables Issuer Trust, Class B, Series 2023-1A, 6.19%, 06/15/27‡	$100,000	$99,840
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26‡	110,000	106,920
GLS Auto Receivables Issuer Trust, Class D, Series 2022-2A, 6.15%, 04/17/28‡	190,000	187,522
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	4,563	4,520
Hertz Vehicle Financing III LLC, Class C, Series 2022-1A, 2.63%, 06/25/26‡	295,000	270,185
Hin Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39‡	122,445	112,096
Lendbuzz Securitization Trust, Class A, Series 2022-1A, 4.22%, 05/17/27‡	164,381	159,412
Lendingpoint Asset Securitization Trust, Class B, Series 2022-A, 2.41%, 06/15/29‡	236,037	234,056
Lobel Automobile Receivables Trust, Class A, Series 2023-1, 6.97%, 07/15/26‡	45,005	44,755
Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32‡	19,730	19,589
Mercury Financial Credit Card Master Trust, Class A, Series 2022-1A, 2.50%, 09/21/26‡	145,000	137,033
Navient Private Education Refi Loan Trust, Class A, Series 2021-EA, 0.97%, 12/16/69‡	216,077	182,761
NMEF Funding LLC, Class B, Series 2022-A, 3.35%, 10/16/28‡	195,000	184,835
Octane Receivables Trust, Class A, Series 2020-1A, 1.71%, 02/20/25‡	5,537	5,515
Orange Lake Timeshare Trust, Class B, Series 2019-A, 3.36%, 04/09/38‡	170,390	162,584
Pawnee Equipment Receivables Series, Class A, Series 2020-1, 1.37%, 11/17/25‡	1,992	1,987
Post Road Equipment Finance, Class B, Series 2022-1A, 5.15%, 01/16/29‡	185,000	178,451

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Sierra Timeshare Receivables Funding LLC, Class C, Series 2022-2A, 6.36%, 06/20/40‡	$92,370	$89,679
Sofi Consumer Loan Program Trust, Class A, Series 2022-1S, 6.21%, 04/15/31‡	40,027	40,054
Tricolor Auto Securitization Trust, Class C, Series 2022-1A, 4.71%, 08/15/25‡	235,000	230,826
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31‡	240,000	234,709
VFI ABS LLC, Class B, Series 2022-1A, 3.04%, 07/24/28‡	320,000	302,297
Westgate Resorts LLC, Class B, Series 2022-1A, 2.29%, 08/20/36‡	120,749	113,349
Total Asset Backed Securities (Cost $5,627,483)		5,296,253

CORPORATE BONDS — 17.4%

Communication Services — 0.7%
Level 3 Financing, Inc., 4.25%, 07/01/28‡	70,000	45,171
Sprint Capital Corp., 6.88%, 11/15/28	40,000	42,463
Warnermedia Holdings, Inc., 3.76%, 03/15/27	35,000	32,648
Total Communication Services		120,282

Energy — 0.1%
Civitas Resources, Inc., 8.38%, 07/01/28‡	15,000	15,173

Financials — 7.5%
Bank of America Corp., 1.73%, (SOFR + 0.96%), 07/22/27@	30,000	26,770
Bank of America Corp., 2.55%, (SOFR + 1.05%), 02/04/28@	105,000	94,823
Bank of New York Mellon Corp. (The), 5.80%, (SOFR Index + 1.80%), 10/25/28@	40,000	40,779
Blackstone Private Credit Fund, 2.63%, 12/15/26	86,000	73,191
Capital One Financial Corp., 6.31%, (SOFR + 2.64%), 06/08/29@	30,000	29,815
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T-Note + 3.08%)#@	60,000	43,860
Citadel LP, 4.88%, 01/15/27‡	45,000	43,128
Citigroup, Inc., 4.40%, 06/10/25	75,000	72,876
Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Citigroup, Inc., 3.20%, 10/21/26	$20,000	$18,722
Citigroup, Inc., 6.37%, (SOFR + 1.28%), 02/24/28@	20,000	20,128
Corebridge Financial, Inc., 6.88%, (US 5 Year CMT T-Note + 3.85%), 12/15/52@	107,000	102,564
Fifth Third Bancorp, 4.06%, (SOFR + 1.36%), 04/25/28@	30,000	27,640
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/27	40,000	38,023
Goldman Sachs Group, Inc. (The), 4.48%, (SOFR + 1.73%), 08/23/28@	30,000	29,010
Huntington Bancshares, Inc., 2.63%, 08/06/24	30,000	28,708
JPMorgan Chase & Co., 4.32%, (SOFR + 1.56%), 04/26/28@	115,000	110,984
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T-Note + 3.32%), 12/15/51@‡	190,000	149,672
Morgan Stanley, 5.12%, (SOFR + 1.73%), 02/01/29@	80,000	78,927
Spirit Realty LP, 4.45%, 09/15/26	46,429	43,757
State Street Corp., 5.82%, (SOFR + 1.72%), 11/04/28@	40,000	40,994
Synchrony Financial, 4.88%, 06/13/25	10,000	9,505
Synchrony Financial, 3.70%, 08/04/26	13,000	11,672
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T-Note + 3.15%), 05/06/31@	135,000	97,993
Wells Fargo & Co., 3.53%, (SOFR + 1.51%), 03/24/28@	90,000	84,055
Total Financials		1,317,596

Health Care — 2.0%
CVS Health Corp., 4.30%, 03/25/28	55,000	53,050
DENTSPLY Sirona, Inc., 3.25%, 06/01/30	55,000	47,590
HCA, Inc., 5.20%, 06/01/28	17,000	16,860
Illumina, Inc., 5.75%, 12/13/27	40,000	40,176
Royalty Pharma PLC, 1.75%, 09/02/27	45,000	38,606
Universal Health Services, Inc., 1.65%, 09/01/26	120,000	104,931
Viatris, Inc., 2.30%, 06/22/27	50,000	43,700
Viatris, Inc., 2.30%, 06/22/27‡	157	137
Total Health Care		345,050

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Principal	Value
CORPORATE BONDS (continued)

Industrials — 2.8%
Alaska Airlines Pass-Through Trust, Class A, Series 2020-1, 4.80%, 08/15/27‡	$196,987	$189,430
Boeing Co. (The), 5.04%, 05/01/27	40,000	39,522
CoStar Group, Inc., 2.80%, 07/15/30‡	50,000	41,286
General Electric Co., Series D, 8.88%, (3-Month USD LIBOR + 3.33%)#@	52,000	52,195
Hexcel Corp., 4.20%, 02/15/27	40,000	37,676
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	66,000	55,447
Penske Truck Leasing Co. LP / PTL Finance Corp., 5.75%, 05/24/26‡	15,000	14,860
Penske Truck Leasing Co. LP / PTL Finance Corp., 6.20%, 06/15/30‡	12,000	12,040
Regal Rexnord Corp., 6.05%, 02/15/26‡	13,000	13,019
Regal Rexnord Corp., 6.05%, 04/15/28‡	18,000	17,843
Regal Rexnord Corp., 6.30%, 02/15/30‡	20,000	19,945
Total Industrials		493,263

Information Technology — 0.7%
CDW LLC / CDW Finance Corp., 3.28%, 12/01/28	98,000	85,087
Dell International LLC / EMC Corp., 4.90%, 10/01/26	45,000	44,686
Total Information Technology		129,773

Materials — 0.4%
Bayport Polymers LLC, 4.74%, 04/14/27‡	60,000	55,838
Knife River Corp., 7.75%, 05/01/31‡	5,000	5,069
Total Materials		60,907

Real Estate — 1.7%
EPR Properties, 4.95%, 04/15/28	90,000	80,576
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	30,000	29,412
Office Properties Income Trust, 4.50%, 02/01/25	50,000	43,251
Office Properties Income Trust, 2.65%, 06/15/26	105,000	77,489
VICI Properties LP / VICI Note Co., Inc., 4.63%, 06/15/25‡	75,000	72,536
Total Real Estate		303,264
Investments	Principal	Value
CORPORATE BONDS (continued)

Utilities — 1.5%
American Electric Power Co., Inc., 5.70%, 08/15/25	$39,000	$38,785
Exelon Corp., 5.15%, 03/15/28(a)	40,000	39,797
NextEra Energy Capital Holdings, Inc., 6.05%, 03/01/25	41,000	41,164
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T-Note + 2.92%), 09/15/51@	164,000	139,974
Total Utilities		259,720
Total Corporate Bonds (Cost $3,326,817)		3,045,028

U.S. TREASURY NOTES — 17.2%
U.S. Treasury Note, 0.13%, 08/31/23(a)	970,000	962,056
U.S. Treasury Note, 2.50%, 04/30/24	340,000	331,858
U.S. Treasury Note, 4.25%, 09/30/24	640,000	631,550
U.S. Treasury Note, 4.13%, 01/31/25	410,000	403,586
U.S. Treasury Note, 4.25%, 05/31/25(a)	175,000	172,782
U.S. Treasury Note, 0.25%, 05/31/25	95,000	86,942
U.S. Treasury Note, 0.63%, 12/31/27	490,000	418,653
Total U.S. Treasury Notes (Cost $3,024,921)		3,007,427

MORTGAGE BACKED SECURITIES — 17.0%

Commercial Mortgage Backed Securities — 3.1%
BPR Trust, Class A, Series 2022-OANA, 7.12%, (SOFR + 1.90%), 04/15/37@‡	90,000	87,498
Extended Stay America Trust, Class C, Series 2021-ESH, 7.04%, (SOFR + 1.81%), 07/15/38@‡	173,473	169,093
Velocity Commercial Capital Loan Trust, Class AFX, Series 2020-1, 2.61%, 02/25/50@‡*	63,449	55,651
WFRBS Commercial Mortgage Trust, Class AS, Series 2014-C24, 3.93%, 11/15/47	250,000	237,108
Total Commercial Mortgage Backed Securities		549,350

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Mortgage Backed Security — 0.5%
CIM Trust, Class A1, Series 2022-R2, 3.75%, 12/25/61@‡*	$85,977	$79,149

Residential Mortgage Backed Securities — 13.4%
Angel Oak SB Commercial Mortgage Trust, Class A1, Series 2020-SBC1, 2.07%, 05/25/50@‡*	50,361	45,676
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49@‡*	48,604	45,043
Bravo Residential Funding Trust, Class A1, Series 2021-NQM3, 1.70%, 04/25/60@‡*	102,296	90,258
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	25,776	23,754
Ellington Financial Mortgage Trust, Class A3, Series 2019-2, 3.05%, 11/25/59@‡*	19,130	17,513
Ellington Financial Mortgage Trust, Class A1, Series 2020-2, 1.18%, 10/25/65@‡*	116,934	104,556
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66@‡*	68,044	56,400
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	38,876	35,309
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.34%, 06/25/29@‡*	107,920	103,042
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	49,978	48,025
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 6.35%, 05/25/45@‡*	59,710	58,726
Lhome Mortgage Trust, Class A1, Series 2021-RTL2, 2.09%, 06/25/26‡	205,000	199,387
MFA Trust, Class A1, Series 2020-NQM3, 1.01%, 01/26/65@‡*	163,190	146,045
New Residential Mortgage Loan Trust, Class A1, Series 2021-NQ2R, 0.94%, 10/25/58@‡*	135,442	120,452
NYMT Loan Trust, Class A1, Series 2021-CP1, 2.04%, 07/25/61‡	69,478	62,267
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
OBX Trust, Class A3, Series 2019-INV1, 4.50%, 11/25/48@‡*	$23,978	$22,762
Progress Residential Trust, Class B, Series 2019-SFR3, 2.57%, 09/17/36‡	290,000	277,298
Provident Funding Mortgage Trust, Class A2, Series 2019-1, 3.00%, 12/25/49@‡*	30,550	25,992
PRPM LLC, Class A1, Series 2021-RPL2, 1.46%, 10/25/51@‡*	73,910	64,440
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50@‡*	36,751	31,189
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59@‡*	35,277	34,194
Starwood Mortgage Residential Trust, Class A2, Series 2021-3, 1.40%, 06/25/56@‡*	78,082	62,801
Starwood Mortgage Residential Trust, Class A1, Series 2020-3, 1.49%, 04/25/65@‡*	211,878	195,036
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63@‡*	63,578	59,528
Visio Trust, Class A2, Series 2019-2, 2.92%, 11/25/54@‡*	124,208	117,021
Visio Trust, Class A1, Series 2021-1R, 1.28%, 05/25/56‡	204,146	185,083
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 5.62%, 07/25/34@*	38,908	40,150
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 5.62%, 07/25/34@*	14,760	14,997
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 4.52%, 10/25/34@*	54,249	51,770
Total Residential Mortgage Backed Securities		2,338,714
Total Mortgage Backed Securities (Cost $3,188,671)		2,967,213

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

Investments	Principal	Value
FOREIGN BONDS — 7.0%

Consumer Staples — 1.0%
Bacardi Ltd. (Bermuda), 4.70%, 05/15/28‡	$110,000	$106,417
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/28	85,000	72,825
Total Consumer Staples		179,242

Energy — 1.2%
BP Capital Markets PLC (United Kingdom), 4.88%, (US 5 Year CMT T-Note + 4.40%)#@	80,000	72,970
Enbridge, Inc. (Canada), 7.38%, (US 5 Year CMT T-Note + 3.71%), 01/15/83@	50,000	49,151
Petroleos Mexicanos (Mexico), 6.50%, 03/13/27	95,000	84,589
Total Energy		206,710

Financials — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/28	155,000	134,101
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/28	45,000	41,715
Total Financials		175,816

Industrials — 1.0%
British Airways Pass-Through Trust, Class A, Series 2021-1 (United Kingdom), 2.90%, 03/15/35‡	205,273	169,624

Materials — 0.5%
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	100,000	95,785

Sovereign Government — 2.2%
Dominican Republic International Bond (Dominican Republic), 5.50%, 02/22/29‡	195,000	182,949
Republic of South Africa Government International Bond (South Africa), 5.88%, 09/16/25	200,000	197,963
Total Sovereign Government		380,912
Investments	Principal	Value
FOREIGN BONDS (continued)

Utilities — 0.1%
National Grid PLC (United Kingdom), 5.60%, 06/12/28	$18,000	$18,071
Total Foreign Bonds (Cost $1,362,140)		1,226,160

EXCHANGE TRADED FUND — 3.3%

Debt Fund — 3.3%
Invesco Senior Loan ETF(a) (Cost $567,894)	27,004	568,164

FEDERAL HOME LOAN MORTGAGE CORPORATION — 3.1%
Federal National Mortgage Association, 5.00%, 10/01/52	490,948	481,821
Federal National Mortgage Association, 5.00%, 11/01/52	64,411	63,248
Total Federal Home Loan Mortgage Corporation (Cost $556,144)		545,069

MONEY MARKET FUNDS — 8.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class 5.07%(b)(c)	617,967	617,967
JPMorgan U.S. Government Money Market Fund — Institutional Class 4.96%(b)	877,360	877,360
Total Money Market Funds (Cost $1,495,327)		1,495,327

Total Investments — 103.9% (Cost $19,149,397)		18,150,641
Liabilities in Excess of Other Assets — (3.9%)		(673,524)
Net Assets — 100.0%		$17,477,117

CMT — Constant Maturity Treasury Index

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

#	Perpetual security with no stated maturity date.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2023.
*	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,739,153; the aggregate market value of the collateral held by the fund is $1,776,119. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,158,152.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$5,296,253	$—	$5,296,253
Corporate Bonds	—	3,045,028	—	3,045,028
U.S. Treasury Notes	—	3,007,427	—	3,007,427
Mortgage Backed Securities	—	2,967,213	—	2,967,213
Foreign Bonds	—	1,226,160	—	1,226,160
Exchange Traded Fund	568,164	—	—	568,164
Federal Home Loan Mortgage Corporation	—	545,069	—	545,069
Money Market Funds	1,495,327	—	—	1,495,327
Total	$2,063,491	$16,087,150	$—	$18,150,641

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	30.3%
Commercial Mortgage Backed Securities	3.1
Communication Services	0.7
Consumer Staples	1.0
Debt Fund	3.3
Energy	1.3
Financials	8.5
Health Care	2.0
Industrials	3.8
Information Technology	0.7
Materials	0.9
Mortgage Backed Security	0.5
Mortgage Securities	3.1
Real Estate	1.7
Residential Mortgage Backed Securities	13.4
Sovereign Government	2.2
U.S. Treasury Notes	17.2
Utilities	1.6
Money Market	8.6
Total Investments	103.9
Liabilities in Excess of Other Assets	(3.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 6.1%

Agriculture — 0.7%
Village Farms International, Inc. (Canada)*	34,540	$20,682

Pharmaceuticals — 5.4%
Intercure Ltd. (Israel)*	15,227	25,886
Organigram Holdings, Inc. (Canada)*	47,374	18,476
SNDL, Inc. (Canada)*	86,107	117,967
Total Pharmaceuticals		162,329
Total Common Stocks (Cost $282,465)		183,011

MONEY MARKET FUND — 35.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(a)
(Cost $1,050,431)	1,050,431	1,050,431

Total Investments — 41.1% (Cost $1,332,896)		1,233,442
Other Assets in Excess of Liabilities — 58.9%		1,770,764
Net Assets — 100.0%		$3,004,206

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$183,011	$—	$—	$183,011
Money Market Fund	1,050,431	—	—	1,050,431
Total	$1,233,442	$—	$—	$1,233,442

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(14,379)	$—	$(14,379)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	0.7%
Pharmaceuticals	5.4
Money Market Fund	35.0
Total Investments	41.1
Other Assets in Excess of Liabilities	58.9
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Total Return Swap contracts outstanding as of June 30, 2023:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ascend Well	SOFR + 1.25%	Monthly	11/20/2026	$355,336	$353,421	$(1,915)
Columbia Care ORD	SOFR + 1.25%	Monthly	11/20/2026	70,489	70,116	(373)
Cresco Labs ORD	SOFR + 1.25%	Monthly	11/20/2026	71,049	70,667	(382)
Curaleaf Holdings SUB VOT	SOFR + 1.25%	Monthly	11/20/2026	515,721	513,285	(2,436)
Green Thumb Industries SUB VOT	SOFR + 1.25%	Monthly	11/20/2026	1,197,839	1,192,012	(5,827)
Planet 13 Holdings ORD	SOFR + 1.25%	Monthly	11/20/2026	32,370	32,212	(158)
Terrascend	SOFR + 1.25%	Monthly	11/20/2026	141,715	141,086	(629)
Trulieve Cannabis	SOFR + 1.25%	Monthly	11/20/2026	208,132	207,098	(1,034)
Verano Holdings	SOFR + 1.25%	Monthly	11/20/2026	594,814	593,189	(1,625)
Net Unrealized Depreciation						$(14,379)

Nomura acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2023, cash in the amount of $1,902,470 has been segregated as collateral from the broker for Swap contracts.

See accompanying Notes to Financial Statements.

ADVISORSHARES PSYCHEDELICS ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 93.2%

Biotechnology — 53.8%
ATAI Life Sciences NV (Germany)*	159,897	$275,023
Bright Minds Biosciences, Inc. (Canada)*	515,315	293,781
Clearmind Medicine, Inc. (Canada)*	123,257	57,943
Cybin, Inc. (Canada)*	2,162,636	817,476
Enveric Biosciences, Inc.*	100,429	338,446
GH Research PLC (Ireland)*	45,129	535,456
Intra-Cellular Therapies, Inc.*	4,715	298,554
Mind Medicine MindMed, Inc.*	91,364	326,169
PsyBio Therapeutics Corp.*	2,800,225	56,004
Sage Therapeutics, Inc.*	5,227	245,774
Seelos Therapeutics, Inc.*	295,202	352,766
Small Pharma, Inc. (Canada)*	2,169,096	115,613
Total Biotechnology		3,713,005

Healthcare — Services — 16.0%
Field Trip Health & Wellness Ltd. (Canada)*(a)	1,058,415	0
Greenbrook TMS, Inc. (Canada)*	260,307	174,562
Lucy Scientific Discovery, Inc. (Canada)*	284,724	327,432
Numinus Wellness, Inc. (Canada)*	1,677,935	291,961
Reunion Neuroscience, Inc. (Canada)*(b)	271,329	306,602
Total Healthcare — Services		1,100,557

Pharmaceuticals — 23.4%
Alkermes PLC*	9,797	306,646
Compass Pathways PLC (United Kingdom)*(b)(c)	89,498	741,044
FSD Pharma, Inc., Class B (Canada)*	249,305	286,701
Relmada Therapeutics, Inc.*	112,898	277,729
Total Pharmaceuticals		1,612,120
Total Common Stocks (Cost $9,868,754)		6,425,682
Investments	Shares	Value
MONEY MARKET FUNDS — 17.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(d)	490,322	$490,322
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(d)(e)	704,803	704,803
Total Money Market Funds (Cost $1,195,125)		1,195,125

Total Investments — 110.6% (Cost $11,063,879)		7,620,807
Liabilities in Excess of Other Assets — (10.6%)		(727,290)
Net Assets — 100.0%		$6,893,517

PLC — Public Limited Company

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs. See note 2 regarding fair value measurements.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $708,694; the aggregate market value of the collateral held by the fund is $704,803.
(c)	American Depositary Receipt.
(d)	Rate shown reflects the 7-day yield as of June 30, 2023.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PSYCHEDELICS ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3		Total
Common Stocks	$6,425,682	$—	$—	*	$6,425,682
Money Market Funds	1,195,125	—	—		1,195,125
Total	$7,620,807	$—	$—	*	$7,620,807

*	Less than $1.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Biotechnology	53.8%
Healthcare — Services	16.0
Pharmaceuticals	23.4
Money Market Funds	17.4
Total Investments	110.6
Liabilities in Excess of Other Assets	(10.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
EXCHANGE TRADED FUND — 56.5%

Equity Fund — 56.5%
AdvisorShares Pure US Cannabis ETF*† (Cost $67,702,302)	3,467,708	$19,211,102

COMMON STOCKS — 43.2%

Agriculture — 6.2%
Village Farms International, Inc. (Canada)*	3,521,730	2,108,812

Distributors — 5.0%
High Tide, Inc. (Canada)*(a)	1,374,062	1,703,837

Investment Company — 1.3%
RIV Capital, Inc. (Canada)*	4,975,540	432,410

Pharmaceuticals — 20.2%
Canopy Growth Corp. (Canada)*	679,743	263,672
Cardiol Therapeutics, Inc., Class A (Canada)*(a)	1,219,738	1,085,567
cbdMD, Inc.*(a)	16,659	23,323
Charlottes Web Holdings, Inc.*(a)	2,164,915	376,294
Clever Leaves Holdings, Inc. (Canada)*	1,064,648	215,591
Hempfusion Wellness, Inc. (Canada)*	1,762,927	2
IM Cannabis Corp. (Canada)*	233,590	211,749
Intercure Ltd. (Israel)*	233,775	397,417
Jazz Pharmaceuticals PLC*	12,422	1,539,955
Organigram Holdings, Inc. (Canada)*	2,097,776	818,133
PharmaCielo Ltd. (Canada)*(a)	347,102	52,462
SNDL, Inc. (Canada)*(a)	628,360	860,853
Tilray Brands, Inc. (Canada)*(a)	670,294	1,045,659
Total Pharmaceuticals		6,890,677

REITS — 6.5%
AFC Gamma, Inc.	38,060	473,847
Chicago Atlantic Real Estate Finance, Inc.	75,409	1,142,446
Innovative Industrial Properties, Inc.	7,220	527,132
Power REIT*	36,615	60,049
Total REITS		2,203,474
Investments	Shares	Value
COMMON STOCKS (continued)

Software — 0.2%
WM Technology, Inc.*	101,830	$85,283

Specialty Retail — 3.8%
GrowGeneration Corp.*	377,864	1,284,738
Total Common Stocks (Cost $102,540,322)		14,709,231

MONEY MARKET FUNDS — 4.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(b)	13,147	13,147
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(b)(c)	1,560,210	1,560,210
Total Money Market Funds (Cost $1,573,357)		1,573,357

Total Investments — 104.3% (Cost $171,815,981)		35,493,690
Liabilities in Excess of Other Assets — (4.3%)		(1,471,708)
Net Assets — 100.0%		$34,021,982

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,402,404; the aggregate market value of the collateral held by the fund is $1,560,210.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$19,211,102	$—	$—	$19,211,102
Common Stocks	14,709,231	—	—	14,709,231
Money Market Funds	1,573,357	—	—	1,573,357
Total	$35,493,690	$—	$—	$35,493,690

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	6.2%
Distributors	5.0
Equity Fund	56.5
Investment Company	1.3
Pharmaceuticals	20.2
REITS	6.5
Software	0.2
Specialty Retail	3.8
Money Market Funds	4.6
Total Investments	104.3
Liabilities in Excess of Other Assets	(4.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2023 were as follows:

Affiliated Holding Name	Value at 6/30/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Unrealized Gain (Loss)	Shares at 6/30/2023	Value at 6/30/2023	Dividend Income
AdvisorShares Pure US Cannabis ETF	$24,719,940	$9,360,821	$(4,030,482)	$(5,138,840)	$(5,700,337)	3,467,708	$19,211,102	$—
Village Farms International Inc.*	$12,647,619	$693,610	$(2,541,852)	$(23,785,182)	$15,094,617	3,521,730	$2,108,812	$—
Total	$37,367,559	$10,054,431	$(6,572,334)	$(28,924,022)	$9,394,280	6,989,438	$21,319,914	$—

*	Security is no longer an affiliated company at year end; therefore, the change in unrealized gain (loss) will not match the Statement of Operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 0.6%

Investment Company — 0.1%
RIV Capital, Inc. (Canada)*	4,294,850	$373,254

Machinery — 0.2%
Urban-GRO, Inc.*†	579,947	684,337

Pharmaceuticals — 0.0%**
Hempfusion Wellness, Inc. (Canada)*	7,964,631	8

REITS — 0.3%
AFC Gamma, Inc.	9,840	122,508
Innovative Industrial Properties, Inc.	10,085	736,306
Power REIT*†	232,259	380,905
Total REITS		1,239,719

Specialty Retail — 0.0%**
GrowGeneration Corp.*	16,678	56,705
Total Common Stocks (Cost $32,712,815)		2,354,023

MONEY MARKET FUND — 13.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(a) (Cost $46,691,522)	46,691,522	46,691,522

Total Investments — 14.2% (Cost $79,404,337)		49,045,545
Other Assets in Excess of Liabilities — 85.8%		294,339,602
Net Assets — 100.0%		$343,385,147

REITS — Real Estate Investment Trusts

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
**	Less than 0.05%.
†	Affiliated Company.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,354,023	$—	$—	$2,354,023
Money Market Fund	46,691,522	—	—	46,691,522
Swaps†	—	8,683	—	8,683
Total	$49,045,545	$8,683	$—	$49,054,228

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(1,689,144)	$—	$(1,689,144)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

	% of Net Assets
Investment Company	0.1%
Machinery	0.2
Pharmaceuticals	0.0	**
REITS	0.3
Specialty Retail	0.0	**
Money Market Fund	13.6
Total Investments	14.2
Other Assets in Excess of Liabilities	85.8
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Total Return Swap contracts outstanding as of June 30, 2023:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
4Front Ventures ORD	SOFR + 1.25%	Monthly	11/20/2026	$3,870,129	$3,850,120	$(20,009)
Acreage Holdings FX SUB VOT CL E ORD	SOFR + 1.25%	Monthly	11/20/2026	419,022	415,784	(3,238)
AYR Wellness	SOFR + 1.25%	Monthly	11/20/2026	4,978,568	4,949,857	(28,711)
AYR Wellness	SOFR + 0.90%	Monthly	11/20/2026	174,575	171,000	(3,575)
C21 Investments ORD	SOFR + 1.25%	Monthly	8/25/2026	2,337,565	2,327,908	(9,657)
Columbia Care ORD	SOFR + 1.25%	Monthly	11/20/2026	10,165,010	10,112,207	(52,803)
Cresco Labs ORD	SOFR + 1.25%	Monthly	11/20/2026	26,326,963	26,181,764	(145,199)
Cresco Labs ORD	SOFR + 0.90%	Monthly	9/2/2023	92,970	93,611	641
Curaleaf Holdings SUB VOT	SOFR + 1.25%	Monthly	11/20/2026	69,591,664	69,277,017	(314,647)
Curaleaf Holdings SUB VOT ORD	SOFR + 0.90%	Monthly	11/20/2026	310,119	309,200	(919)
Glass House Brands	SOFR + 1.25%	Monthly	11/20/2026	8,299,355	8,254,251	(45,104)
Glass House Brands	SOFR + 0.90%	Monthly	9/2/2023	162,200	162,200	—
Goodness Growth Hold	SOFR + 1.25%	Monthly	11/20/2026	750,033	746,778	(3,255)
Gramf Tpco ORD	SOFR + 0.90%	Monthly	9/22/2024	731,271	727,809	(3,462)
Green Thumb Industries SUB VOT	SOFR + 1.25%	Monthly	11/20/2026	90,256,985	89,814,235	(442,750)
Jushi Holdings CL B SUB VOT ORD	SOFR + 1.25%	Monthly	11/20/2026	7,006,005	6,972,140	(33,865)
Jushi Holdings CL B SUB VOT ORD	SOFR + 0.90%	Monthly	9/2/2026	23,780	24,000	220
Lowell Farms ORD	SOFR + 1.25%	Monthly	11/20/2026	178,389	177,614	(775)
Marimed ORD	SOFR + 1.25%	Monthly	11/20/2026	803,378	799,500	(3,878)
Marimed ORD	SOFR + 0.90%	Monthly	11/20/2026	46,181	50,430	4,249
Planet 13 Holdings ORD	SOFR + 1.25%	Monthly	11/20/2026	4,423,024	4,401,563	(21,461)
Terrascend ORD	SOFR + 1.25%	Monthly	11/20/2026	32,574,629	32,427,716	(146,913)
Terrascend ORD	SOFR + 0.90%	Monthly	11/20/2026	610,198	613,771	3,573
Trulieve Cannabis ORD	SOFR + 1.25%	Monthly	11/20/2026	38,132,595	37,929,720	(202,875)
Vapen Mj Ventures ORD	SOFR + 1.25%	Monthly	8/25/2026	986,206	981,339	(4,867)
Verano Holdings ORD	SOFR + 1.25%	Monthly	11/20/2026	41,215,724	41,014,543	(201,181)
Net Unrealized Depreciation						$(1,680,461)

Nomura and Clear Street act as the counterparties to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2023, cash in the amount of $298,970,000 has been segregated as collateral from the broker for Swap contracts.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF

Schedule of Investments (continued)

June 30, 2023

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2023 were as follows:

Affiliated Holding Name	Value at 6/30/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2023	Value at 6/30/2023	Dividend Income
Power REIT	$3,673,522	$43,439	$(368,645)	$(3,434,819)	$467,408	232,259	$380,905	$—
Urban-GRO, Inc.	2,976,915	627,211	(605,552)	(1,164,309)	(1,149,928)	579,947	684,337
Total	$6,650,437	$670,650	$(974,197)	$(4,599,128)	$(682,520)	812,206	$1,065,242	$—
GrowGeneration Corp.*	$12,977,764	$1,935,729	$(17,026,512)	$(53,861,565)	$56,031,289	16,678	$56,705	$—
Total	$19,628,201	$2,606,379	$(18,000,709)	$(58,460,693)	$55,348,769	828,884	$1,121,947	$—

*	Security is no longer an affiliated company at year end; therefore, the change in unrealized gain (loss) will not match the Statement of Operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.5%

Commodity Fund — 3.2%
SPDR Gold Shares*	5,007	$892,598

Equity Fund — 95.3%
Invesco QQQ Trust Series 1	30,420	11,237,756
iShares Core S&P Small-Cap ETF	7,117	709,209
iShares Russell 2000 Growth ETF	539	130,794
iShares US Technology ETF	46,349	5,046,016
Technology Select Sector SPDR Fund	50,949	8,857,993
Vanguard Real Estate ETF	618	51,640
Vanguard Total Stock Market ETF	4,523	996,326
Total Equity Fund		27,029,734
Total Exchange Traded Funds (Cost $27,332,789)		27,922,332

MONEY MARKET FUND — 1.8%
Fidelity Investments Money Market Government Portfolio — Class I, 4.74%(a) (Cost $499,290)	499,290	499,290

Total Investments — 100.3% (Cost $27,832,079)		28,421,622
Liabilities in Excess of Other Assets — (0.3%)		(72,828)
Net Assets — 100.0%		$28,348,794

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,922,332	$—	$—	$27,922,332
Money Market Fund	499,290	—	—	499,290
Total	$28,421,622	$—	$—	$28,421,622

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	3.2%
Equity Fund	95.3
Money Market Fund	1.8
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
MONEY MARKET FUNDS — 114.7%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 4.99%(a)(b)	55,885,350	$55,885,350
Fidelity Institutional Money Market Government Portfolio — Class III, 4.74%(a)	84,782,675	84,782,675
Total Money Market Funds (Cost $140,668,025)		140,668,025
Total Investments Before Securities Sold, Not Yet Purchased (Cost $140,668,025)		140,668,025

Securities Sold, Not Yet Purchased — (109.5)%(c)

COMMON STOCKS — (109.5)%

Aerospace/Defense — (1.1)%
Mercury Systems, Inc.*	(40,000)	(1,383,600)

Apparel — (1.6)%
VF Corp.	(100,000)	(1,909,000)

Banks — (11.0)%
Cadence Bank	(80,000)	(1,571,200)
Comerica, Inc.	(39,886)	(1,689,571)
Cullen/Frost Bankers, Inc.	(12,500)	(1,344,125)
M&T Bank Corp.	(15,000)	(1,856,400)
Regions Financial Corp.	(150,000)	(2,673,000)
Texas Capital Bancshares, Inc.*	(50,000)	(2,575,000)
Western Alliance Bancorp	(50,000)	(1,823,500)
Total Banks		(13,532,796)

Biotechnology — (2.9)%
Guardant Health, Inc.*	(100,000)	(3,580,000)

Commercial Services — (6.5)%
Dlocal Ltd. (Uruguay)*	(150,000)	(1,830,750)
Global Payments, Inc.	(20,000)	(1,970,400)
Paylocity Holding Corp.*	(12,000)	(2,214,360)
Service Corp. International	(30,000)	(1,937,700)
Total Commercial Services		(7,953,210)

Computers — (1.5)%
EPAM Systems, Inc.*	(8,000)	(1,798,000)
Investments	Shares	Value
COMMON STOCKS (continued)

Diversified Financial Services — (12.4)%
Ally Financial, Inc.	(100,000)	$(2,701,000)
Bread Financial Holdings, Inc.	(100,000)	(3,139,000)
Coinbase Global, Inc., Class A*	(15,000)	(1,073,250)
Credit Acceptance Corp.*	(9,000)	(4,571,370)
Synchrony Financial	(110,000)	(3,731,200)
Total Diversified Financial Services		(15,215,820)

Electronics — (4.3)%
Plexus Corp.*	(20,000)	(1,964,800)
TD SYNNEX Corp.	(35,000)	(3,290,000)
Total Electronics		(5,254,800)

Energy — Alternate Sources — (9.2)%
Enphase Energy, Inc.*	(10,000)	(1,674,800)
Sunnova Energy International, Inc.*	(250,000)	(4,577,500)
Sunrun, Inc.*	(280,000)	(5,000,800)
Total Energy — Alternate Sources		(11,253,100)

Entertainment — (2.7)%
Marriott Vacations Worldwide Corp.	(15,000)	(1,840,800)
Penn Entertainment, Inc.*	(60,000)	(1,441,800)
Total Entertainment		(3,282,600)

Food — (0.7)%
Utz Brands, Inc.	(50,000)	(818,000)

Healthcare — Products — (1.5)%
Danaher Corp.	(7,500)	(1,800,000)

Home Furnishings — (2.4)%
Leggett & Platt, Inc.	(100,000)	(2,962,000)

Housewares — (1.9)%
Newell Brands, Inc.	(275,000)	(2,392,500)

Insurance — (4.7)%
Allstate Corp. (The)	(20,000)	(2,180,800)
Mercury General Corp.	(60,000)	(1,816,200)
Prudential Financial, Inc.	(20,000)	(1,764,400)
Total Insurance		(5,761,400)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF

Schedule of Investments (continued)

June 30, 2023

Investments	Shares	Value
COMMON STOCKS (continued)

Internet — (7.4)%
CDW Corp.	(20,000)	$(3,670,000)
F5, Inc.*	(15,000)	(2,193,900)
GoDaddy, Inc., Class A*	(20,000)	(1,502,600)
TripAdvisor, Inc.*	(100,000)	(1,649,000)
Total Internet		(9,015,500)

Media — (2.0)%
Nexstar Media Group, Inc.	(15,000)	(2,498,250)

Office/Business Equipment — (1.5)%
Xerox Holdings Corp.	(120,000)	(1,786,800)

Real Estate — (1.3)%
Kennedy-Wilson Holdings, Inc.	(100,000)	(1,633,000)

REITS — (11.4)%
Acadia Realty Trust	(150,000)	(2,158,500)
Corporate Office Properties Trust	(95,000)	(2,256,250)
Digital Realty Trust, Inc.	(25,000)	(2,846,750)
NETSTREIT Corp.	(150,000)	(2,680,500)
Realty Income Corp.	(35,000)	(2,092,650)
SITE Centers Corp.	(150,000)	(1,983,000)
Total REITS		(14,017,650)

Retail — (7.2)%
Brinker International, Inc.*	(50,000)	(1,830,000)
CarMax, Inc.*	(30,000)	(2,511,000)
Freshpet, Inc.*	(22,443)	(1,476,974)
Lithia Motors, Inc.	(10,000)	(3,041,100)
Total Retail		(8,859,074)

Semiconductors — (2.9)%
SiTime Corp.*	(16,000)	(1,887,520)
Wolfspeed, Inc.*	(30,000)	(1,667,700)
Total Semiconductors		(3,555,220)
Investments	Shares	Value
COMMON STOCKS (continued)

Software — (9.5)%
E2open Parent Holdings, Inc.*	(300,000)	$(1,680,000)
Five9, Inc.*	(40,000)	(3,298,000)
Gitlab, Inc., Class A*	(75,000)	(3,833,250)
Paycor HCM, Inc.*	(60,000)	(1,420,200)
Sprout Social, Inc., Class A*	(30,000)	(1,384,800)
Total Software		(11,616,250)

Venture Capital — (1.9)%
Brookfield Corp. (Canada)	(70,000)	(2,355,500)
Total Common Stocks (Cost $(125,899,483))		(134,234,070)

Total Securities Sold, Not Yet Purchased [Proceeds Received $(125,899,483)]		(134,234,070)

Total Investments — 5.2% (Cost $14,768,542)		6,433,955
Other Assets in Excess of Liabilities — 94.8%		116,198,214
Net Assets — 100.0%		$122,632,169

ETF — Exchange Traded Fund

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2023.
(b)	A portion of this security has been pledged as collateral for securities sold, not yet purchased.
(c)	As of June 30, 2023 cash in the amount of $122,696,175 has been segregated as collateral from the broker for securities sold short.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$140,668,025	$—	$—	$140,668,025
Total	$140,668,025	$—	$—	$140,668,025

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(134,234,070)	$—	$—	$(134,234,070)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(1.1)%
Apparel	(1.6)
Banks	(11.0)
Biotechnology	(2.9)
Commercial Services	(6.5)
Computers	(1.5)
Diversified Financial Services	(12.4)
Electronics	(4.3)
Energy — Alternate Sources	(9.2)
Entertainment	(2.7)
Food	(0.7)
Healthcare — Products	(1.5)
Home Furnishings	(2.4)
Housewares	(1.9)
Insurance	(4.7)
Internet	(7.4)
Media	(2.0)
Office/Business Equipment	(1.5)
Real Estate	(1.3)
REITS	(11.4)
Retail	(7.2)
Semiconductors	(2.9)
Software	(9.5)
Venture Capital	(1.9)
Money Market Funds	114.7
Total Investments	5.2
Other Assets in Excess of Liabilities	94.8
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF

Schedule of Investments (continued)

June 30, 2023

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2023 were as follows:

Affiliated Holding Name	Value at 6/30/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2023	Value at 6/30/2023	Dividend Income
AdvisorShares North Square McKee Core Reserves ETF	$19,476,000	$—	$(19,548,984)	$(337,016)	$410,000	—	$—	$379,436

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 99.4%

Retail — 99.4%
Arcos Dorados Holdings, Inc., Class A (Brazil)	16,206	$166,111
BJ’s Restaurants, Inc.*	3,840	122,112
Bloomin’ Brands, Inc.	5,777	155,344
Brinker International, Inc.*	2,688	98,381
Carrols Restaurant Group, Inc.*	24,700	124,488
Casey’s General Stores, Inc.	507	123,647
Chipotle Mexican Grill, Inc.*	69	147,591
Chuy’s Holdings, Inc.*	3,380	137,972
Darden Restaurants, Inc.	797	133,163
Dave & Buster’s Entertainment, Inc.*	2,642	117,727
Dine Brands Global, Inc.	1,536	89,134
Domino’s Pizza, Inc.	344	115,925
Dutch Bros, Inc., Class A*(a)	1,883	53,571
Jack in the Box, Inc.	1,300	126,789
McDonald’s Corp.	418	124,735
Papa John’s International, Inc.	59	4,356
Restaurant Brands International, Inc. (Canada)	1,385	107,365
Shake Shack, Inc., Class A*	269	20,907
Starbucks Corp.	1,076	106,589
Texas Roadhouse, Inc.	1,021	114,638
Wendy’s Co. (The)	936	20,358
Wingstop, Inc.	672	134,507
Yum China Holdings, Inc. (China)	2,016	113,904
Yum! Brands, Inc.	906	125,526
Total Retail		2,584,840
Total Common Stocks (Cost $2,241,032)		2,584,840
Investments	Shares	Value
MONEY MARKET FUNDS — 4.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(b)	98,592	$98,592
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(b)(c)	24,505	24,505
Total Money Market Funds (Cost $123,097)		123,097

Total Investments — 104.1% (Cost $2,364,129)		2,707,937
Liabilities in Excess of Other Assets — (4.1%)		(108,257)
Net Assets — 100.0%		$2,599,680

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $24,040; the aggregate market value of the collateral held by the fund is $24,505.
(b)	Rate shown reflects the 7-day yield as of June 30, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,584,840	$—	$—	$2,584,840
Money Market Funds	123,097	—	—	123,097
Total	$2,707,937	$—	$—	$2,707,937

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Retail	99.4%
Money Market Funds	4.7
Total Investments	104.1
Liabilities in Excess of Other Assets	(4.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 95.0%

Debt Fund — 24.9%
iShares 10-20 Year Treasury Bond ETF	6,729	$745,371
iShares Core Total USD Bond Market ETF(a)(b)	155,374	7,064,856
iShares MBS ETF	32,210	3,004,066
iShares U.S. Treasury Bond ETF	90,458	2,071,488
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	19,403	479,254
Total Debt Fund		13,365,035

Equity Fund — 70.1%
iShares MSCI EAFE ETF(a)	106,877	7,748,582
iShares MSCI Emerging Markets ETF	79,918	3,161,556
iShares MSCI USA Momentum Factor ETF	4,680	675,090
iShares Russell 2000 ETF	2,202	412,369
iShares Russell Mid-Cap Growth ETF(a)	45,851	4,430,582
SPDR S&P 500 ETF Trust(a)(b)	47,882	21,225,133
Total Equity Fund		37,653,312
Total Exchange Traded Funds (Cost $49,824,619)		51,018,347

MONEY MARKET FUNDS — 10.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 4.98%(c)	2,761,179	2,761,179
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	2,962,076	2,962,076
Total Money Market Funds (Cost $5,723,255)		5,723,255
	Notional Amount	Contracts	Value
PURCHASED PUT OPTION — 0.0%**
SPDR S&P 500 ETF Trust, expiring 09/15/23, Strike Price $330.00 (Cost $89,134)	$9,999,000	303	$12,575

Total Investments Before Written Options — 105.6% (Cost $55,637,008)			56,754,177

WRITTEN CALL OPTION — (0.0)%**
SPDR S&P 500 ETF Trust, expiring 07/21/23, Strike Price $455.00 [Premium Received $(21,581)]	$(10,874,500)	(239)	(19,598)

Total Investments — 105.6% (Cost $55,615,427)			56,734,579
Liabilities in Excess of Other Assets — (5.6%)			(3,010,010)
Net Assets — 100.0%			$53,724,569

ETF — Exchange Traded Fund

**	Less than 0.05%.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $13,435,307; the aggregate market value of the collateral held by the fund is $13,563,729. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $10,601,653.
(b)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,798,499 as of June 30, 2023.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$51,018,347	$—	$—	$51,018,347
Money Market Funds	5,723,255	—	—	5,723,255
Purchased Put Option	12,575	—	—	12,575
Total	$56,754,177	$—	$—	$56,754,177

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(19,598)	$—	$—	$(19,598)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	24.9%
Equity Fund	70.1
Purchased Put Option	0.0 **
Written Call Option	(0.0)**
Money Market Funds	10.6
Total Investments	105.6
Liabilities in Excess of Other Assets	(5.6)
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF

Schedule of Investments

June 30, 2023

Investments	Shares	Value
COMMON STOCKS — 98.3%

Agriculture — 20.0%
Altria Group, Inc.	1,890	$85,617
British American Tobacco PLC (United Kingdom)(a)	12,003	398,500
Imperial Brands PLC (United Kingdom)(a)	16,717	375,130
Philip Morris International, Inc.	1,029	100,451
Turning Point Brands, Inc.	19,626	471,220
Vector Group Ltd.	41,251	528,425
Total Agriculture		1,959,343

Apparel — 4.9%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	2,537	479,087

Beverages — 23.3%
Anheuser-Busch InBev SA/NV (Belgium)(a)(b)	1,648	93,475
Carlsberg A/S (Denmark)(a)	7,046	225,683
Cia Cervecerias Unidas SA (Chile)(a)	29,465	478,217
Diageo PLC (United Kingdom)(a)	465	80,668
Duckhorn Portfolio, Inc. (The)*	10,861	140,867
Heineken NV (Netherlands)(a)	3,830	197,168
Kirin Holdings Co., Ltd. (Japan)(a)	13,660	198,753
MGP Ingredients, Inc.	2,056	218,512
Molson Coors Beverage Co., Class B	6,293	414,331
Pernod Ricard SA (France)(a)	5,161	226,568
Total Beverages		2,274,242

Entertainment — 5.5%
Everi Holdings, Inc.*	23,080	333,737
International Game Technology PLC	6,430	205,053
Total Entertainment		538,790

Food — 2.1%
Hershey Co. (The)	819	204,504

Lodging — 9.9%
Boyd Gaming Corp.	7,231	501,614
MGM Resorts International	10,600	465,552
Total Lodging		967,166
Investments	Shares	Value
COMMON STOCKS (continued)

REITS — 4.7%
Gaming and Leisure Properties, Inc.	7,255	$351,577
VICI Properties, Inc.	3,280	103,091
Total REITS		454,668

Retail — 14.3%
BJ’s Restaurants, Inc.*	13,797	438,745
Dave & Buster’s Entertainment, Inc.*	11,318	504,330
Wingstop, Inc.	2,300	460,368
Total Retail		1,403,443

Semiconductors — 4.3%
NVIDIA Corp.	1,000	423,020

Software — 9.3%
Inspired Entertainment, Inc.*	31,165	458,437
NetEase, Inc. (China)(a)(b)	4,700	454,443
Total Software		912,880
Total Common Stocks (Cost $8,770,082)		9,617,143

MONEY MARKET FUNDS — 2.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 5.02%(c)	220,076	220,076
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.07%(c)(d)	63,503	63,503
Total Money Market Funds (Cost $283,579)		283,579

Total Investments — 101.2% (Cost $9,053,661)		9,900,722
Liabilities in Excess of Other Assets — (1.2%)		(118,815)
Net Assets — 100.0%		$9,781,907

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $508,824; the aggregate market value of the collateral held by the fund is $524,942. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $461,439.
(c)	Rate shown reflects the 7-day yield as of June 30, 2023.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF

Schedule of Investments (continued)

June 30, 2023

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,617,143	$—	$—	$9,617,143
Money Market Funds	283,579	—	—	283,579
Total	$9,900,722	$—	$—	$9,900,722

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	20.0%
Apparel	4.9
Beverages	23.3
Entertainment	5.5
Food	2.1
Lodging	9.9
REITS	4.7
Retail	14.3
Semiconductors	4.3
Software	9.3
Money Market Funds	2.9
Total Investments	101.2
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF	AdvisorShares Dorsey Wright FSM US Core ETF
ASSETS
Investments, at Cost	$16,217,040	$28,111,061	$82,353,683	$103,977,013
Total Cost of Investments	16,217,040	28,111,061	82,353,683	103,977,013
Investments, at Market Value (including securities on loan) (Note 2)(a)	17,417,423	30,925,848	86,328,103	110,099,807
Total Market Value of Investments	17,417,423	30,925,848	86,328,103	110,099,807
Dividends and Interest Receivable	21,832	56,151	15,631	72,421
Receivable from Securities Sold	—	—	156,122	—
Reclaim Receivable	—	19,579	—	—
Prepaid CCO Fees	534	391	1,103	1,080
Prepaid Expenses	5	218	767	697
Total Assets	17,439,794	31,002,187	86,501,726	110,174,005
LIABILITIES
Cash collateral for securities on loan(b)	328,345	2,144,808	118	20,460,356
Advisory Fees Payable	15,363	20,615	52,238	53,012
Trustee Fees Payable	2,038	2,067	1,740	1,831
Capital Shares Payable	—	—	157,821	—
Due to Custodian	355	—	—	—
Accrued Expenses	91,878	96,893	115,983	111,309
Total Liabilities	437,979	2,264,383	327,900	20,626,508
NET ASSETS	$17,001,815	$28,737,804	$86,173,826	$89,547,497
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$34,538,720	$81,134,363	$107,865,790	$86,620,962
Total Distributable Earnings/Accumulated (Loss)	(17,536,905)	(52,396,559)	(21,691,964)	2,926,535
NET ASSETS	$17,001,815	$28,737,804	$86,173,826	$89,547,497
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	705,000	580,000	2,730,000	2,435,000
Net Asset Value (NAV) Per Share	$24.12	$49.55	$31.57	$36.78

(a) Market value of securities on loan	$974,018	$2,415,964	$39,649,018	$20,358,422
(b) Non-cash collateral for securities on loan	$668,778	$329,091	$40,044,003	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares Dorsey Wright Short ETF	AdvisorShares Dorsey Wright Small Company ETF(1)	AdvisorShares Focused Equity ETF	AdvisorShares Gerber Kawasaki ETF
ASSETS
Investments, at Cost	$36,227,717	$4,545,240	$60,321,769	$17,785,445
Total Cost of Investments	36,227,717	4,545,240	60,321,769	17,785,445
Investments, at Market Value (including securities on loan) (Note 2)(a)	36,227,717	5,199,747	70,079,761	17,906,394
Total Market Value of Investments	36,227,717	5,199,747	70,079,761	17,906,394
Cash collateral held at brokers	9,225,770	—	—	—
Dividends and Interest Receivable	173,611	4,620	38,110	12,614
Receivable from Securities Sold	3,760,111	84,339	—	—
Capital Shares Receivable	—	478,565	—	353,499
Due from Investment Advisor	—	4,637	—	—
Prepaid CCO Fees	383	53	789	209
Prepaid Expenses	1,346	—	184	—
Total Assets	49,388,938	5,771,961	70,118,844	18,272,716
LIABILITIES
Cash collateral for securities on loan(b)	—	304,948	—	277,178
Advisory Fees Payable	14,072	—	34,505	2,421
Trustee Fees Payable	2,107	2,090	1,349	1,380
Securities Sold, Not Yet Purchased(c)	24,006,996	—	—	—
Payable for Securities Purchased	1,125,904	547,632	—	352,597
Due to Custodian	—	—	253	—
Dividend Payable on Securities Sold, Not Yet Purchased	39,028	—	—	—
Accrued Expenses	108,239	81,109	81,018	61,304
Total Liabilities	25,296,346	935,779	117,125	694,880
NET ASSETS	$24,092,592	$4,836,182	$70,001,719	$17,577,836
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$111,525,600	$7,152,839	$61,046,983	$25,859,289
Total Distributable Earnings/Accumulated (Loss)	(87,433,008)	(2,316,657)	8,954,736	(8,281,453)
NET ASSETS	$24,092,592	$4,836,182	$70,001,719	$17,577,836
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,745,000	150,000	1,305,000	980,000
Net Asset Value (NAV) Per Share	$8.78	$32.24	$53.64	$17.94

(a) Market value of securities on loan	$—	$321,886	$—	$453,135
(b) Non-cash collateral for securities on loan	$—	$23,934	$—	$188,578
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$30,652,738	$—	$—	$—

(1)	Formerly known as AdvisorShares Dorsey Wright Micro-Cap ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares Hotel ETF	AdvisorShares Insider Advantage ETF(1)	AdvisorShares Let Bob AI Powered Momentum ETF	AdvisorShares MSOS 2X Daily ETF
ASSETS
Investments, at Cost	$4,053,527	$38,126,081	$26,333,579	$7,010,606
Total Cost of Investments	4,053,527	38,126,081	26,333,579	7,010,606
Investments, at Market Value (including securities on loan) (Note 2)(a)	4,364,336	42,322,132	26,287,461	7,010,606
Total Market Value of Investments	4,364,336	42,322,132	26,287,461	7,010,606
Cash	—	181,118	—	—
Unrealized Appreciation on OTC Swap Contracts	—	—	—	44,172
Dividends and Interest Receivable	8,166	32,002	95,414	28,450
Reclaim Receivable	—	8,891	—	—
Due from Investment Advisor	5,859	—	—	12,772
Prepaid CCO Fees	37	524	818	81
Prepaid Organizational Fees	—	—	—	1,794
Prepaid Expenses	5	206	—	—
Total Assets	4,378,403	42,544,873	26,383,693	7,097,875
LIABILITIES
Cash collateral for securities on loan(b)	134,900	57,580	—	—
Advisory Fees Payable	—	17,604	11,626	—
Trustee Fees Payable	2,080	1,502	1,951	1,333
Due to Broker	—	—	—	13,886
Accrued Expenses	55,408	87,356	50,058	50,444
Total Liabilities	192,388	164,042	63,635	65,663
NET ASSETS	$4,186,015	$42,380,831	$26,320,058	$7,032,212
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$5,285,303	$66,052,653	$28,337,292	$18,405,192
Total Distributable Earnings/Accumulated (Loss)	(1,099,288)	(23,671,822)	(2,017,234)	(11,372,980)
NET ASSETS	$4,186,015	$42,380,831	$26,320,058	$7,032,212
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	165,000	445,000	1,145,000	2,180,000
Net Asset Value (NAV) Per Share	$25.37	$95.24	$22.99	$3.23

(a) Market value of securities on loan	$133,855	$1,781,420	$—	$—
(b) Non-cash collateral for securities on loan	$—	$1,742,752	$—	$—

(1)	Formerly known as AdvisorShares DoubleLine Value Equity ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Poseidon Dynamic Cannabis ETF	AdvisorShares Psychedelics ETF	AdvisorShares Pure Cannabis ETF
ASSETS
Investments, at Cost	$19,149,397	$1,332,896	$11,063,879	$104,113,679
Investments in Affiliates, at Cost (Note 8)	—	—	—	67,702,302
Total Cost of Investments	19,149,397	1,332,896	11,063,879	171,815,981
Investments, at Market Value (including securities on loan) (Note 2)(a)	18,150,641	1,233,442	7,620,807	16,282,588
Investments in Affiliates, at Market Value (Note 8)	—	—	—	19,211,102
Total Market Value of Investments	18,150,641	1,233,442	7,620,807	35,493,690
Cash collateral held at brokers	—	1,902,470	—	—
Dividends and Interest Receivable	81,646	4,203	11,807	77,313
Due from Investment Advisor	3,449	10,607	11,906	40,669
Prepaid CCO Fees	12	41	70	474
Prepaid Organizational Fees	—	551	—	—
Prepaid Expenses	523	5	5	14,355
Total Assets	18,236,271	3,151,319	7,644,595	35,626,501
LIABILITIES
Unrealized Depreciation on OTC Swap Contracts	—	14,379	—	—
Cash collateral for securities on loan(b)	617,967	—	704,803	1,560,210
Trustee Fees Payable	2,549	1,335	2,053	1,383
Due to Broker	—	102,441	—	—
Accrued Expenses	138,638	28,958	44,222	42,926
Total Liabilities	759,154	147,113	751,078	1,604,519
NET ASSETS	$17,477,117	$3,004,206	$6,893,517	$34,021,982
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$32,068,237	$14,762,218	$18,344,138	$310,415,590
Total Distributable Earnings/Accumulated (Loss)	(14,591,120)	(11,758,012)	(11,450,621)	(276,393,608)
NET ASSETS	$17,477,117	$3,004,206	$6,893,517	$34,021,982
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	390,000	2,690,000	3,745,000	13,160,000
Net Asset Value (NAV) Per Share	$44.81	$1.12	$1.84	$2.59

(a) Market value of securities on loan	$1,739,153	$—	$708,694	$1,402,404
(b) Non-cash collateral for securities on loan	$1,158,152	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares Pure US Cannabis ETF	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Restaurant ETF
ASSETS
Investments, at Cost	$65,097,317	$27,832,079	$140,668,025	$2,364,129
Investments in Affiliates, at Cost (Note 8)	14,307,020	—	—	—
Total Cost of Investments	79,404,337	27,832,079	140,668,025	2,364,129
Investments, at Market Value (including securities on loan) (Note 2)(a)	47,980,303	28,421,622	140,668,025	2,707,937
Investments in Affiliates, at Market Value (Note 8)	1,065,242	—	—	—
Total Market Value of Investments	49,045,545	28,421,622	140,668,025	2,707,937
Cash collateral held at brokers	298,970,000	—	122,696,175	—
Unrealized Appreciation on OTC Swap Contracts	8,683	—	—	—
Dividends and Interest Receivable	202,416	17,865	939,893	2,151
Receivable from Securities Sold	—	—	5,200,046	14,324
Capital Shares Receivable	1,102,284	—	—	—
Reclaim Receivable	—	—	—	76
Due from Investment Advisor	—	—	—	6,928
Prepaid CCO Fees	4,348	317	1,924	40
Prepaid Expenses	4,814	2,157	1,241	6
Total Assets	349,338,090	28,441,961	269,507,304	2,731,462
LIABILITIES
Unrealized Depreciation on OTC Swap Contracts	1,689,144	—	—	—
Cash collateral for securities on loan	—	—	—	24,505
Advisory Fees Payable	163,204	22,503	162,470	—
Trustee Fees Payable	3,473	1,458	2,000	2,079
Securities Sold, Not Yet Purchased(b)	—	—	134,234,070	—
Payable for Securities Purchased	3,488	—	6,286,978	48,598
Capital Shares Payable	—	—	5,767,378	—
Due to Custodian – Foreign Currency	30	—	—	—
Due to Broker	3,746,118	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	307,411	—
Accrued Expenses	347,486	69,206	114,828	56,600
Total Liabilities	5,952,943	93,167	146,875,135	131,782
NET ASSETS	$343,385,147	$28,348,794	$122,632,169	$2,599,680
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$1,929,357,566	$33,276,849	$513,606,276	$3,345,550
Total Distributable Earnings/Accumulated (Loss)	(1,585,972,419)	(4,928,055)	(390,974,107)	(745,870)
NET ASSETS	$343,385,147	$28,348,794	$122,632,169	$2,599,680
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	62,665,000	995,000	5,422,500	120,000
Net Asset Value (NAV) Per Share	$5.48	$28.49	$22.62	$21.66

(a) Market value of securities on loan	$—	$—	$—	$24,040
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$125,899,483	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Assets and Liabilities

June 30, 2023

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF
ASSETS
Investments, at Cost	$55,637,008	$9,053,661
Total Cost of Investments	55,637,008	9,053,661
Investments, at Market Value (including securities on loan) (Note 2)(a)	56,754,177	9,900,722
Total Market Value of Investments	56,754,177	9,900,722
Dividends and Interest Receivable	91,320	18,345
Reclaim Receivable	—	2,222
Due from Investment Advisor	—	1,464
Prepaid CCO Fees	682	122
Prepaid Expenses	229	61
Total Assets	56,846,408	9,922,936
LIABILITIES
Cash collateral for securities on loan(b)	2,962,076	63,503
Advisory Fees Payable	36,376	—
Trustee Fees Payable	1,473	1,352
Options Written, at value(c)	19,598	—
Due to Broker	18,594	—
Accrued Expenses	83,722	76,174
Total Liabilities	3,121,839	141,029
NET ASSETS	$53,724,569	$9,781,907
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$53,978,383	$10,079,128
Total Distributable Earnings/Accumulated (Loss)	(253,814)	(297,221)
NET ASSETS	$53,724,569	$9,781,907
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,430,000	340,000
Net Asset Value (NAV) Per Share	$37.57	$28.77

(a) Market value of securities on loan	$13,435,307	$508,824
(b) Non-cash collateral for securities on loan	$10,601,653	$461,439
(c) Premiums received for options written	$21,581	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF	AdvisorShares Dorsey Wright FSM US Core ETF
INVESTMENT INCOME:
Dividend Income	$735,408	$1,278,920	$2,357,168	$1,438,641
Securities lending income (net) (Note 2)	14,245	64,656	146,007	113,533
Foreign withholding tax	(1,285)	(90,112)	—	—
Total Investment Income	748,368	1,253,464	2,503,175	1,552,174

EXPENSES:
Advisory Fees	342,237	259,518	658,982	604,756
Accounting & Administration Fees	58,282	70,707	75,523	72,033
Audit & Tax Fees	24,868	18,767	20,050	20,050
Legal Fees	9,947	6,813	18,011	17,804
Exchange Listing Fees	8,245	4,966	3,865	3,656
Custody Fees	12,874	4,525	8,616	7,829
Report to Shareholders	10,126	8,217	20,123	21,030
Trustee Fees	6,772	6,647	7,436	7,396
CCO Fees	6,088	4,606	11,197	10,222
Pricing Fees	—	—	3,499	4,018
Transfer Agent Fees	3,378	2,596	6,591	6,048
Insurance Fees	1,977	1,439	3,396	2,984
Registration Fees	—	—	—	14
Miscellaneous Fees	3,472	10,228	4,068	4,995
Total Expenses	488,266	399,029	841,357	782,835
Advisory Fees Waived/Recoupment	(609)	(18,402)	17,600	6,546
Net Expenses	487,657	380,627	858,957	789,381
Net Investment Income (Loss)	260,711	872,837	1,644,218	762,793

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(519,124)	(4,495,990)	(8,665,473)	(1,883,422)
In-Kind Redemptions	2,748,091	850,492	(130,513)	(5,986)
Options Written	(3,133,950)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	7,263,967	4,298,903	10,656,650	13,180,154
Net Realized and Unrealized Gain (Loss)	6,358,984	653,405	1,860,664	11,290,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,619,695	$1,526,242	$3,504,882	$12,053,539

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares Dorsey Wright Short ETF	AdvisorShares Dorsey Wright Small Company ETF(1)	AdvisorShares Focused Equity ETF	AdvisorShares Gerber Kawasaki ETF
INVESTMENT INCOME:
Dividend Income	$1,382,303	$118,187	$492,083	$191,113
Dividend Income from Affiliates	189,718	—	—	—
Interest Income	806,857	—	—	—
Securities lending income (net) (Note 2)	—	8,965	301	91,513
Foreign withholding tax	302	(930)	—	(16,282)
Total Investment Income	2,379,180	126,222	492,384	266,344

EXPENSES:
Advisory Fees	279,374	40,927	328,863	120,118
Accounting & Administration Fees	70,682	74,490	67,249	41,828
Audit & Tax Fees	16,050	20,050	19,048	20,050
Legal Fees	707	7,334	7,342	3,737
Exchange Listing Fees	4,093	2,461	8,245	3,647
Custody Fees	5,050	4,408	4,032	3,495
Report to Shareholders	15,024	3,850	15,684	8,923
Trustee Fees	6,727	6,009	5,884	5,523
CCO Fees	2,941	751	4,420	1,884
Transfer Agent Fees	2,794	409	2,919	1,201
Insurance Fees	1,863	101	1,064	215
Registration Fees	1,146	40	178	1,963
Dividend Expense	542,782	—	—	—
Miscellaneous Fees	6,119	1,110	1,391	931
Total Expenses	955,352	161,940	466,319	213,515
Advisory Fees Waived/Recoupment	17,978	(40,927)	(137,790)	(93,397)
Expense Reimbursement	—	(52,800)	—	—
Net Expenses	973,330	68,213	328,529	120,118
Net Investment Income (Loss)	1,405,850	58,009	163,855	146,226

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(912)	(960,171)	(490,559)	(4,556,488)
Investments in Affiliates	(88,488)	—	—	—
In-Kind Redemptions	—	164,056	2,230,105	167,998
Short Sales	(6,012,369)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	975,284	7,913,050	6,071,863
Investments in Affiliates	124,980	—	—	—
Short Sales	(5,050,776)	—	—	—
Net Realized and Unrealized Gain (Loss)	(11,027,565)	179,169	9,652,596	1,683,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,621,715)	$237,178	$9,816,451	$1,829,599

(1)	Formerly known as AdvisorShares Dorsey Wright Micro-Cap ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares Hotel ETF	AdvisorShares Insider Advantage ETF	AdvisorShares Let Bob AI Powered Momentum ETF	AdvisorShares MSOS 2X Daily ETF(1)
INVESTMENT INCOME:
Dividend Income	$95,257	$1,063,566	$893,500	$171,588
Securities lending income (net) (Note 2)	861	7,545	26	—
Total Investment Income	96,118	1,071,111	893,526	171,588

EXPENSES:
Advisory Fees	30,270	311,017	179,355	33,234
Accounting & Administration Fees	44,200	76,166	26,684	12,374
Audit & Tax Fees	26,050	19,300	22,955	34,125
Legal Fees	1,190	14,582	6,993	43,968
Exchange Listing Fees	8,245	10,568	8,268	11,277
Custody Fees	1,859	4,618	4,480	2,315
Report to Shareholders	1,365	11,575	6,766	2,691
Trustee Fees	5,989	6,266	6,300	5,215
CCO Fees	403	5,714	2,404	403
Transfer Agent Fees	378	3,333	1,922	299
Insurance Fees	67	1,871	275	1,675
Registration Fees	—	236	1,979	—
Organizational Fees	—	—	11,316	29,822
Miscellaneous Fees	884	2,067	1,384	259
Total Expenses	120,900	467,313	281,081	177,657
Advisory Fees Waived/Recoupment	(30,270)	(67,433)	(27,421)	(33,234)
Expense Reimbursement	(40,685)	—	—	(107,351)
Net Expenses	49,945	399,880	253,660	37,072
Net Investment Income (Loss)	46,173	671,231	639,866	134,516

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,117,652)	(4,780,155)	(785,010)	—
In-Kind Redemptions	435,202	6,362,845	—	—
Swaps	—	—	—	(11,579,539)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,885,589	2,929,681	44,275	—
Swaps	—	—	—	44,172
Net Realized and Unrealized Gain (Loss)	1,203,139	4,512,371	(740,735)	(11,535,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,249,312	$5,183,602	$(100,869)	$(11,400,851)

(1)	Represents the period August 24, 2022 (commencement of operations) to June 30, 2023.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Poseidon Dynamic Cannabis ETF	AdvisorShares Psychedelics ETF	AdvisorShares Pure Cannabis ETF
INVESTMENT INCOME:
Dividend Income	$24,632	$109,469	$149,557	$354,119
Interest Income	1,165,421	—	—	—
Securities lending income (net) (Note 2)	6,074	2,780	78,859	414,983
Total Investment Income	1,196,127	112,249	228,416	769,102

EXPENSES:
Advisory Fees	185,949	32,334	41,793	332,221
Accounting & Administration Fees	123,372	20,441	27,378	70,712
Audit & Tax Fees	20,100	15,050	20,050	15,152
Legal Fees	26,597	17,155	76,746	8,591
Exchange Listing Fees	8,245	8,245	8,245	7,719
Custody Fees	16,493	1,693	4,134	5,440
Report to Shareholders	13,414	1,229	15,805	111,332
Trustee Fees	7,289	5,222	5,993	6,679
CCO Fees	6,462	266	806	7,342
Pricing Fees	459	—	—	—
Transfer Agent Fees	2,790	303	522	4,152
Insurance Fees	3,117	74	67	3,631
Registration Fees	—	1,012	1,071	—
Organizational Fees	—	25,368	6,164	—
Miscellaneous Fees	2,555	515	682	2,898
Total Expenses	416,842	128,907	209,456	575,869
Advisory Fees Waived/Recoupment	(137,918)	(32,334)	(41,793)	(293,853)
Expense Reimbursement	—	(56,560)	(98,705)	—
Net Expenses	278,924	40,013	68,958	282,016
Net Investment Income (Loss)	917,203	72,236	159,458	487,086

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(4,971,322)	(426,849)	(5,950,191)	(31,423,399)
Investments in Affiliates	—	—	—	(28,986,945)
In-Kind Redemptions	—	—	—	(139,344)
In-Kind Redemptions in Affiliates	—	—	—	62,923
Swaps	—	(2,726,358)	(578,930)	(23,853,312)
Foreign Currency Transactions	—	—	—	(13,027)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,189,853	36,678	3,077,838	(6,863,749)
Investments in Affiliates	—	—	—	32,792,285
Swaps	—	(2,817)	493,154	21,822,874
Foreign Currency Translations	—	—	—	875
Net Realized and Unrealized Gain (Loss)	(781,469)	(3,119,346)	(2,958,129)	(36,600,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,734	$(3,047,110)	$(2,798,671)	$(36,113,733)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares Pure US Cannabis ETF	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Restaurant ETF
INVESTMENT INCOME:
Dividend Income	$8,568,831	$258,248	$2,156,691	$47,277
Dividend Income from Affiliates	—	—	379,436	—
Interest Income	—	—	5,829,768	—
Securities lending income (net) (Note 2)	4,617	13,776	—	10,218
Foreign withholding tax	—	—	—	(570)
Total Investment Income	8,573,448	272,024	8,365,895	56,925

EXPENSES:
Advisory Fees	3,024,716	285,715	2,188,224	15,580
Accounting & Administration Fees	248,463	51,221	77,230	44,087
Audit & Tax Fees	31,053	25,829	19,300	25,453
Legal Fees	94,478	7,332	40,290	266
Exchange Listing Fees	8,685	8,245	8,245	8,245
Custody Fees	41,591	3,851	13,647	1,331
Report to Shareholders	189,452	9,701	57,545	964
Trustee Fees	17,382	5,975	9,038	5,766
CCO Fees	67,778	3,751	18,618	388
Pricing Fees	—	—	3,977	—
Transfer Agent Fees	37,813	2,324	10,940	195
Insurance Fees	22,824	1,579	5,736	34
Registration Fees	58,515	—	—	—
Dividend Expense	—	—	2,486,108	—
Miscellaneous Fees	23,933	1,632	12,699	573
Total Expenses	3,866,683	407,155	4,951,597	102,882
Advisory Fees Waived/Recoupment	(136,205)	1,010	—	(15,580)
Expense Reimbursement	—	—	—	(61,594)
Net Expenses	3,730,478	408,165	4,951,597	25,708
Net Investment Income (Loss)	4,842,970	(136,141)	3,414,298	31,217

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(73,722,270)	(576,349)	(8)	(251,002)
Investments in Affiliates	(58,245,383)	—	(337,016)	—
In-Kind Redemptions	(134,479)	(3,026,409)	—	(2,344)
In-Kind Redemptions in Affiliates	(215,310)	—	—	—
Swaps	(734,588,984)	—	—	—
Short Sales	—	—	(41,128,173)	—
Foreign Currency Transactions	(105)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	64,577,307	10,839,811	173,271	892,606
Investments in Affiliates	55,386,598	—	410,000	—
Short Sales	—	—	(18,891,165)	—
Swaps	385,622,141	—	—	—
Foreign Currency Translations	(1)	—	—	—
Net Realized and Unrealized Gain (Loss)	(361,320,486)	7,237,053	(59,773,091)	639,260
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(356,477,516)	$7,100,912	$(56,358,793)	$670,477

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Operations

Year Ended June 30, 2023

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF
INVESTMENT INCOME:
Dividend Income	$962,807	$240,043
Securities lending income (net) (Note 2)	15,416	2,618
Foreign withholding tax	—	(5,443)
Total Investment Income	978,223	237,218

EXPENSES:
Advisory Fees	420,266	53,958
Accounting & Administration Fees	71,038	71,917
Audit & Tax Fees	20,100	20,050
Legal Fees	17,889	825
Exchange Listing Fees	8,245	8,245
Custody Fees	4,693	2,112
Report to Shareholders	18,696	6,132
Trustee Fees	6,205	5,348
CCO Fees	5,339	1,063
Transfer Agent Fees	3,272	674
Insurance Fees	1,343	328
Registration Fees	1,879	—
Miscellaneous Fees	1,904	476
Total Expenses	580,869	171,128
Advisory Fees Waived/Recoupment	88,851	(53,958)
Expense Reimbursement	—	(28,140)
Net Expenses	669,720	89,030
Net Investment Income (Loss)	308,503	148,188

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,150,134)	(678,111)
In-Kind Redemptions	—	135,647
Options Written	(18,438)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,421,114	1,628,296
Options Written	(26,166)	—
Net Realized and Unrealized Gain (Loss)	4,226,376	1,085,832
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,534,879	$1,234,020

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Alpha DNA Equity Sentiment ETF		AdvisorShares Dorsey Wright ADR ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$260,711	$(39,604)	$872,837	$1,811,453
Net Realized Gain (Loss)	(904,983)	(9,674,922)	(3,645,498)	1,889,719
Net Change in Unrealized Appreciation (Depreciation)	7,263,967	(8,507,113)	4,298,903	(20,545,915)
Net Increase (Decrease) In Net Assets Resulting From Operations	6,619,695	(18,221,639)	1,526,242	(16,844,743)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—	(830,502)	(1,200,067)
Total Distributions	—	—	(830,502)	(1,200,067)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	332,860	40,215,570	3,234,714	—
Value of Shares Redeemed	(40,524,072)	(41,327,340)	(17,130,470)	(28,853,838)
Net Increase (Decrease) From Capital Stock Transactions	(40,191,212)	(1,111,770)	(13,895,756)	(28,853,838)
Net Increase (Decrease) in Net Assets	(33,571,517)	(19,333,409)	(13,200,016)	(46,898,648)
Net Assets:
Beginning of Year/Period	50,573,332	69,906,741	41,937,820	88,836,468
End of Year/Period	$17,001,815	$50,573,332	$28,737,804	$41,937,820
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,430,000	2,535,000	865,000	1,335,000
Shares Sold	15,000	1,445,000	65,000	—
Shares Repurchased	(1,740,000)	(1,550,000)	(350,000)	(470,000)
Shares Outstanding, End of Year/Period	705,000	2,430,000	580,000	865,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Dorsey Wright FSM All Cap World ETF		AdvisorShares Dorsey Wright FSM US Core ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,644,218	$20,265	$762,793	$267,581
Net Realized Gain (Loss)	(8,795,986)	(17,005,868)	(1,889,408)	7,670,452
Net Change in Unrealized Appreciation (Depreciation)	10,656,650	(2,715,526)	13,180,154	(21,632,697)
Net Increase (Decrease) In Net Assets Resulting From Operations	3,504,882	(19,701,129)	12,053,539	(13,694,664)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(459,135)	(2,192,696)	(703,469)	(367,102)
Total Distributions	(459,135)	(2,192,696)	(703,469)	(367,102)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,774,890	86,954,010	5,428,998	48,884,270
Value of Shares Redeemed	(13,823,487)	(136,556,384)	(6,995,099)	(48,707,954)
Net Increase (Decrease) From Capital Stock Transactions	(1,048,597)	(49,602,374)	(1,566,101)	176,316
Net Increase (Decrease) in Net Assets	1,997,150	(71,496,199)	9,783,969	(13,885,450)
Net Assets:
Beginning of Year/Period	84,176,676	155,672,875	79,763,528	93,648,978
End of Year/Period	$86,173,826	$84,176,676	$89,547,497	$79,763,528
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,775,000	4,250,000	2,480,000	2,525,000
Shares Sold	405,000	2,270,000	160,000	1,355,000
Shares Repurchased	(450,000)	(3,745,000)	(205,000)	(1,400,000)
Shares Outstanding, End of Year/Period	2,730,000	2,775,000	2,435,000	2,480,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Dorsey Wright Short ETF		AdvisorShares Dorsey Wright Small Company ETF(1)
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,405,850	$(731,788)	$58,009	$40,920
Net Realized Gain (Loss)	(6,101,769)	(4,319,311)	(796,115)	194,942
Net Change in Unrealized Appreciation (Depreciation)	(4,925,796)	11,883,100	975,284	(2,235,824)
Net Increase (Decrease) In Net Assets Resulting From Operations	(9,621,715)	6,832,001	237,178	(1,999,962)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—	(38,414)	(38,855)
Distributions – Return on capital	—	—	—	(9,609)
Total Distributions	—	—	(38,414)	(48,464)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	48,998,000	31,836,759	645,576	6,397,157
Value of Shares Redeemed	(62,282,952)	(16,833,886)	(3,383,702)	(5,872,501)
Net Increase (Decrease) From Capital Stock Transactions	(13,284,952)	15,002,873	(2,738,126)	524,656
Net Increase (Decrease) in Net Assets	(22,906,667)	21,834,874	(2,539,362)	(1,523,770)
Net Assets:
Beginning of Year/Period	46,999,259	25,164,385	7,375,544	8,899,314
End of Year/Period	$24,092,592	$46,999,259	$4,836,182	$7,375,544
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	4,480,000	2,930,000	245,000	235,000
Shares Sold	5,110,000	3,390,000	20,000	170,000
Shares Repurchased	(6,845,000)	(1,840,000)	(115,000)	(160,000)
Shares Outstanding, End of Year/Period	2,745,000	4,480,000	150,000	245,000

(1)	Formerly known as AdvisorShares Dorsey Wright Micro-Cap ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Focused Equity ETF		AdvisorShares Gerber Kawasaki ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	For the Period July 2, 2021* to June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$163,855	$112,077	$146,226	$54,600
Net Realized Gain (Loss)	1,739,546	3,192,990	(4,388,490)	(3,952,421)
Net Change in Unrealized Appreciation (Depreciation)	7,913,050	(6,401,532)	6,071,863	(5,950,914)
Net Increase (Decrease) In Net Assets Resulting From Operations	9,816,451	(3,096,465)	1,829,599	(9,848,735)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(155,922)	(52,120)	(185,487)	(9,594)
Total Distributions	(155,922)	(52,120)	(185,487)	(9,594)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	39,967,140	11,183,176	3,211,361	28,966,567
Value of Shares Redeemed	(7,723,911)	(8,857,828)	(3,123,864)	(3,262,011)
Net Increase (Decrease) From Capital Stock Transactions	32,243,229	2,325,348	87,497	25,704,556
Net Increase (Decrease) in Net Assets	41,903,758	(823,237)	1,731,609	15,846,227
Net Assets:
Beginning of Year/Period	28,097,961	28,921,198	15,846,227	—
End of Year/Period	$70,001,719	$28,097,961	$17,577,836	$15,846,227
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	665,000	620,000	970,000	—
Shares Sold	805,000	215,000	185,000	1,125,000
Shares Repurchased	(165,000)	(170,000)	(175,000)	(155,000)
Shares Outstanding, End of Year/Period	1,305,000	665,000	980,000	970,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Hotel ETF		AdvisorShares Insider Advantage ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$46,173	$(6,108)	$671,231	$553,143
Net Realized Gain (Loss)	(682,450)	23,624	1,582,690	5,815,533
Net Change in Unrealized Appreciation (Depreciation)	1,885,589	(1,292,991)	2,929,681	(10,804,313)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,249,312	(1,275,475)	5,183,602	(4,435,637)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(9,873)	(32,154)	(693,692)	(520,610)
Total Distributions	(9,873)	(32,154)	(693,692)	(520,610)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	515,916	5,342,715	29,857,485	6,473,012
Value of Shares Redeemed	(3,466,291)	(5,861,734)	(38,344,744)	(3,381,200)
Net Increase (Decrease) From Capital Stock Transactions	(2,950,375)	(519,019)	(8,487,259)	3,091,812
Net Increase (Decrease) in Net Assets	(1,710,936)	(1,826,648)	(3,997,349)	(1,864,435)
Net Assets:
Beginning of Year/Period	5,896,951	7,723,599	46,378,180	48,242,615
End of Year/Period	$4,186,015	$5,896,951	$42,380,831	$46,378,180
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	300,000	315,000	540,000	505,000
Shares Sold	20,000	220,000	345,000	70,000
Shares Repurchased	(155,000)	(235,000)	(440,000)	(35,000)
Shares Outstanding, End of Year/Period	165,000	300,000	445,000	540,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Let Bob AI Powered Momentum ETF		AdvisorShares MSOS 2X Daily ETF
	Year ended June 30, 2023	For the period February 9, 2022* to June 30, 2022	For the period August 24, 2022* to June 30, 2023
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$639,866	$(36,771)	$134,516
Net Realized Gain (Loss)	(785,010)	(1,625,071)	(11,579,539)
Net Change in Unrealized Appreciation (Depreciation)	44,275	(90,393)	44,172
Net Increase (Decrease) In Net Assets Resulting From Operations	(100,869)	(1,752,235)	(11,400,851)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(164,137)	—	—
Total Distributions	(164,137)	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	4,105,874	25,935,550	18,433,063
Value of Shares Redeemed	(1,704,125)	—	—
Net Increase (Decrease) From Capital Stock Transactions	2,401,749	25,935,550	18,433,063
Net Increase (Decrease) in Net Assets	2,136,743	24,183,315	7,032,212
Net Assets:
Beginning of Year/Period	24,183,315	—	—
End of Year/Period	$26,320,058	$24,183,315	$7,032,212
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,040,000	—	—
Shares Sold	180,000	1,040,000	2,180,000
Shares Repurchased	(75,000)	—	—
Shares Outstanding, End of Year/Period	1,145,000	1,040,000	2,180,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Newfleet Multi-Sector Income ETF		AdvisorShares Poseidon Dynamic Cannabis ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	For the period November 17, 2021* to June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$917,203	$1,301,513	$72,236	$(37,558)
Net Realized Gain (Loss)	(4,971,322)	(606,602)	(3,153,207)	(8,707,938)
Net Change in Unrealized Appreciation (Depreciation)	4,189,853	(5,873,888)	33,861	(147,694)
Net Increase (Decrease) In Net Assets Resulting From Operations	135,734	(5,178,977)	(3,047,110)	(8,893,190)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(1,018,031)	(1,469,967)	—	—
Total Distributions	(1,018,031)	(1,469,967)	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	8,066,264	1,694,541	13,802,346
Value of Shares Redeemed	(65,322,186)	(14,694,308)	—	(552,381)
Net Increase (Decrease) From Capital Stock Transactions	(65,322,186)	(6,628,044)	1,694,541	13,249,965
Net Increase (Decrease) in Net Assets	(66,204,483)	(13,276,988)	(1,352,569)	4,356,775
Net Assets:
Beginning of Year/Period	83,681,600	96,958,588	4,356,775	—
End of Year/Period	$17,477,117	$83,681,600	$3,004,206	$4,356,775
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,835,000	1,985,000	1,780,000	—
Shares Sold	—	165,000	910,000	1,995,000
Shares Repurchased	(1,445,000)	(315,000)	—	(215,000)
Shares Outstanding, End of Year/Period	390,000	1,835,000	2,690,000	1,780,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Psychedelics ETF		AdvisorShares Pure Cannabis ETF
	Year ended June 30, 2023	For the period September 16, 2021* to June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$159,458	$(22,971)	$487,086	$213,406
Net Realized Gain (Loss)	(6,529,121)	(1,462,994)	(84,353,104)	(50,275,886)
Net Change in Unrealized Appreciation (Depreciation)	3,570,992	(7,014,064)	47,752,285	(177,754,807)
Net Increase (Decrease) In Net Assets Resulting From Operations	(2,798,671)	(8,500,029)	(36,113,733)	(227,817,287)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(160,462)	—	(305,589)	(7,501,781)
Return of Capital	—	—	—	(252,376)
Total Distributions	(160,462)	—	(305,589)	(7,754,157)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	4,343,946	14,008,733	472,085	1,430,696
Value of Shares Redeemed	—	—	(1,847,333)	(48,450,969)
Net Increase (Decrease) From Capital Stock Transactions	4,343,946	14,008,733	(1,375,248)	(47,020,273)
Net Increase (Decrease) in Net Assets	1,384,813	5,508,704	(37,794,570)	(282,591,717)
Net Assets:
Beginning of Year/Period	5,508,704	—	71,816,552	354,408,269
End of Year/Period	$6,893,517	$5,508,704	$34,021,982	$71,816,552
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,155,000	—	13,605,000	16,755,000
Shares Sold	1,590,000	2,155,000	80,000	210,000
Shares Repurchased	—	—	(525,000)	(3,360,000)
Shares Outstanding, End of Year/Period	3,745,000	2,155,000	13,160,000	13,605,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Pure US Cannabis ETF		AdvisorShares Q Dynamic Growth ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$4,842,970	$(3,686,647)	$(136,141)	$(474,657)
Net Realized Gain (Loss)	(866,906,531)	(722,687,915)	(3,602,758)	(4,864,676)
Net Change in Unrealized Appreciation (Depreciation)	505,586,045	(472,948,355)	10,839,811	(15,140,779)
Net Increase (Decrease) In Net Assets Resulting From Operations	(356,477,516)	(1,199,322,917)	7,100,912	(20,480,112)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(3,055,414)	—	—
Total Distributions	—	(3,055,414)	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	262,950,333	968,257,354	3,311,679	55,320,778
Value of Shares Redeemed	(77,778,692)	(201,882,496)	(22,362,830)	(63,304,550)
Net Increase (Decrease) From Capital Stock Transactions	185,171,641	766,374,858	(19,051,151)	(7,983,772)
Net Increase (Decrease) in Net Assets	(171,305,875)	(436,003,473)	(11,950,239)	(28,463,884)
Net Assets:
Beginning of Year/Period	514,691,022	950,694,495	40,299,033	68,762,917
End of Year/Period	$343,385,147	$514,691,022	$28,348,794	$40,299,033
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	49,740,000	23,640,000	1,830,000	2,445,000
Shares Sold	24,030,000	34,520,000	135,000	1,885,000
Shares Repurchased	(11,105,000)	(8,420,000)	(970,000)	(2,500,000)
Shares Outstanding, End of Year/Period	62,665,000	49,740,000	995,000	1,830,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares Ranger Equity Bear ETF		AdvisorShares Restaurant ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$3,414,298	$(3,180,143)	$31,217	$24,320
Net Realized Gain (Loss)	(41,465,197)	26,673,974	(253,346)	(769,005)
Net Change in Unrealized Appreciation (Depreciation)	(18,307,894)	11,102,644	892,606	(517,861)
Net Increase (Decrease) In Net Assets Resulting From Operations	(56,358,793)	34,596,475	670,477	(1,262,546)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—	(53,627)	(6,358)
Total Distributions	—	—	(53,627)	(6,358)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	193,612,444	131,971,269	—	—
Value of Shares Redeemed	(180,806,225)	(51,038,274)	(648,016)	(2,088,536)
Net Increase (Decrease) From Capital Stock Transactions	12,806,219	80,932,995	(648,016)	(2,088,536)
Net Increase (Decrease) in Net Assets	(43,552,574)	115,529,470	(31,166)	(3,357,440)
Net Assets:
Beginning of Year/Period	166,184,743	50,655,273	2,630,846	5,988,286
End of Year/Period	$122,632,169	$166,184,743	$2,599,680	$2,630,846
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	5,217,500	2,202,500	155,000	245,000
Shares Sold	6,900,000	4,975,000	—	—
Shares Repurchased	(6,695,000)	(1,960,000)	(35,000)	(90,000)
Shares Outstanding, End of Year/Period	5,422,500	5,217,500	120,000	155,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Statements of Changes in Net Assets

	AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Vice ETF
	Year ended June 30, 2023	Year ended June 30, 2022	Year ended June 30, 2023	Year ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$308,503	$94,014	$148,188	$66,995
Net Realized Gain (Loss)	(1,168,572)	520,125	(542,464)	(126,093)
Net Change in Unrealized Appreciation (Depreciation)	5,394,948	(5,826,783)	1,628,296	(3,846,483)
Net Increase (Decrease) In Net Assets Resulting From Operations	4,534,879	(5,212,644)	1,234,020	(3,905,581)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(717,637)	(166,381)	(80,580)	(118,472)
Total Distributions	(717,637)	(166,381)	(80,580)	(118,472)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,360,292	25,014,673	854,944	—
Value of Shares Redeemed	—	(411,757)	(921,036)	(1,170,108)
Net Increase (Decrease) From Capital Stock Transactions	12,360,292	24,602,916	(66,092)	(1,170,108)
Net Increase (Decrease) in Net Assets	16,177,534	19,223,891	1,087,348	(5,194,161)
Net Assets:
Beginning of Year/Period	37,547,035	18,323,144	8,694,559	13,888,720
End of Year/Period	$53,724,569	$37,547,035	$9,781,907	$8,694,559
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,085,000	460,000	345,000	385,000
Shares Sold	345,000	635,000	30,000	—
Shares Repurchased	—	(10,000)	(35,000)	(40,000)
Shares Outstanding, End of Year/Period	1,430,000	1,085,000	340,000	345,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,		For the period February 2, 2021* to June 30,
AdvisorShares Alpha DNA Equity Sentiment ETF	2023	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$20.81	$27.58	$25.35
Investment Operations
Net Investment Income (Loss)(1)	0.13	(0.01)	(0.07)
Net Realized and Unrealized Gain (Loss)	3.18	(6.76)	2.30
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	3.31	(6.77)	2.23
Net Asset Value, End of Year/Period	$24.12	$20.81	$27.58
Market Value, End of Year/Period	$24.10	$20.73	$27.58
Total Return
Total Investment Return Based on Net Asset Value(3)	15.89%	(24.53)%	8.78%
Total Investment Return Based on Market(3)	16.26%	(24.84)%	8.80%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$17,002	$50,573	$69,907
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	1.08%	0.98%	1.08%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.08%	0.98%	1.08%
Net Investment Income (Loss)(4)	0.58%	(0.06)%	(0.67)%
Portfolio Turnover Rate(5)	538%	537%	244%

	Years Ended June 30,
AdvisorShares Dorsey Wright ADR ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.48	$66.54	$53.25	$49.75	$53.34
Investment Operations
Net Investment Income (Loss)(1)	1.22	1.62	0.27	(0.03)	0.23
Net Realized and Unrealized Gain (Loss)	0.97	(18.48)	13.23	3.54	(3.51)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	2.19	(16.86)	13.50	3.51	(3.28)
Distributions from Net Investment Income	(1.12)	(1.20)	(0.21)	(0.01)	(0.31)
Total Distributions	(1.12)	(1.20)	(0.21)	(0.01)	(0.31)
Net Asset Value, End of Year/Period	$49.55	$48.48	$66.54	$53.25	$49.75
Market Value, End of Year/Period	$49.47	$48.47	$66.49	$52.97	$49.69
Total Return
Total Investment Return Based on Net Asset Value(3)	4.69%	(25.51)%	25.39%	7.06%	(6.16)%
Total Investment Return Based on Market(3)	4.55%	(25.45)%	25.95%	6.62%	(6.00)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$28,738	$41,938	$88,836	$75,879	$108,198
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	1.10%	0.99%	1.10%	1.02%	0.88%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.15%	1.00%	0.96%	0.97%	1.07%
Net Investment Income (Loss)(4)	2.52%	2.59%	0.44%	(0.06)%	0.47%
Portfolio Turnover Rate(5)	101%	79%	85%	48%	120%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,			For the period December 26, 2019* to June 30,
AdvisorShares Dorsey Wright FSM All Cap World ETF	2023	2022	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$30.33	$36.63	$28.07	$25.12
Investment Operations
Net Investment Income (Loss)(1)	0.58	0.01	(0.12)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.82	(5.76)	8.74	2.97
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	1.40	(5.75)	8.62	2.95
Distributions from Net Investment Income	(0.16)	—	—	—
Distributions from Realized Capital Gains	—	(0.55)	(0.06)	—
Total Distributions	(0.16)	(0.55)	(0.06)	—
Net Asset Value, End of Year/Period	$31.57	$30.33	$36.63	$28.07
Market Value, End of Year/Period	$31.60	$30.34	$36.67	$28.07
Total Return
Total Investment Return Based on Net Asset Value(3)	4.63%	(15.98)%	30.70%	11.76%
Total Investment Return Based on Market(3)	4.71%	(16.06)%	30.85%	11.74%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$86,174	$84,177	$155,673	$73,685
Ratio to Average Net Assets of:(4)
Expenses, after expense waivers and reimbursements or recapture(5)	0.98%	0.91%	0.88%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(5)	0.96%	0.94%	0.86%	1.12%
Net Investment Income (Loss)(5)	1.87%	0.02%	(0.34)%	(0.17)%
Portfolio Turnover Rate(6)	151%	244%	209%	46%

	Years Ended June 30,			For the period December 26, 2019* to June 30,
AdvisorShares Dorsey Wright FSM US Core ETF	2023	2022	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$32.16	$37.09	$27.51	$25.14
Investment Operations
Net Investment Income (Loss)(1)	0.32	0.11	(0.07)	0.05
Net Realized and Unrealized Gain (Loss)	4.60	(4.90)	9.72	2.32
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	4.92	(4.79)	9.65	2.37
Distributions from Net Investment Income	(0.30)	—	(0.03)	—
Distributions from Realized Capital Gains	—	(0.14)	(0.04)	—
Total Distributions	(0.30)	(0.14)	(0.07)	—
Net Asset Value, End of Year/Period	$36.78	$32.16	$37.09	$27.51
Market Value, End of Year/Period	$36.76	$32.08	$37.16	$27.46
Total Return
Total Investment Return Based on Net Asset Value(3)	15.38%	(12.97)%	35.08%	9.43%
Total Investment Return Based on Market(3)	15.61%	(13.36)%	35.59%	9.23%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$89,547	$79,764	$93,649	$46,767
Ratio to Average Net Assets of:(4)
Expenses, after expense waivers and reimbursements or recapture(5)	0.98%	0.93%	0.92%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(5)	0.97%	0.95%	0.89%	1.15%
Net Investment Income (Loss)(5)	0.95%	0.28%	(0.22)%	0.37%
Portfolio Turnover Rate(6)	103%	50%	64%	53%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,								For the period July 11, 2018* to June 30,
AdvisorShares Dorsey Wright Short ETF	2023		2022		2021		2020		2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.49		$8.59		$19.33		$24.90		$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.36		(0.21)		(0.46)		(0.65)		0.13
Net Realized and Unrealized Gain (Loss)	(2.07)		2.11		(10.28)		(4.89)		(0.19)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(1.71)		1.90		(10.74)		(5.54)		(0.06)
Distributions from Net Investment Income	—		—		—		(0.03)		(0.04)
Total Distributions	—		—		—		(0.03)		(0.04)
Net Asset Value, End of Year/Period	$8.78		$10.49		$8.59		$19.33		$24.90
Market Value, End of Year/Period	$8.75		$10.45		$8.56		$19.36		$24.93
Total Return
Total Investment Return Based on Net Asset Value(3)	(16.31)%		22.15%		(55.58)%		(22.26)%		(0.27)%
Total Investment Return Based on Market(3)	(16.27)%		22.08%		(55.79)%		(22.24)%		(0.18)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$24,093		$46,999		$25,164		$113,098		$24,281
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	2.61	%(5)	2.71	%(5)	3.48	%(5)	3.56	%(5)	2.70	%(5)
Expenses, prior to expense waivers and reimbursements or recapture(4)	2.56	%(5)	2.63	%(5)	3.55	%(5)	3.56	%(5)	3.26	%(5)
Net Investment Income (Loss)(4)	3.77%		(2.35)%		(3.18)%		(2.58)%		0.53%
Portfolio Turnover Rate(6)	263%		190%		243%		555%		357%

	Years Ended June 30,				For the period July 11, 2018* to June 30,
AdvisorShares Dorsey Wright Small Company ETF(7)	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$30.10	$37.87	$21.12	$23.04	$24.71
Investment Operations
Net Investment Income (Loss)(1)	0.34	0.16	(0.04)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.06	(7.77)	16.79	(1.89)	(1.65)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	2.40	(7.61)	16.75	(1.90)	(1.67)
Distributions from Net Investment Income	(0.26)	(0.13)	—	(0.02)	—
Return of capital	—	(0.03)	—	—	—
Total Distributions	(0.26)	(0.16)	—	(0.02)	—
Net Asset Value, End of Year/Period	$32.24	$30.10	$37.87	$21.12	$23.04
Market Value, End of Year/Period	$32.26	$29.84	$37.92	$20.80	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	7.94%	(20.17)%	79.33%	(8.26)%	(6.79)%
Total Investment Return Based on Market(3)	8.96%	(20.99)%	82.31%	(9.58)%	(6.86)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$4,836	$7,376	$8,899	$2,112	$2,304
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	1.25%	1.25%	1.25%	1.17%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(4)	2.97%	1.95%	3.17%	4.98%	4.79%
Net Investment Income (Loss)(4)	1.06%	0.45%	(0.12)%	(0.05)%	(0.11)%
Portfolio Turnover Rate(6)	100%	104%	163%	119%	103%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	The expense ratio includes interest and dividend expenses on short sales of 1.45%, 1.46%, 2.46%, 2.47% and 1.71% for the period ended June 30, 2023, June 30, 2022, June 30, 2021, June 30, 2020 and June 30, 2019, respectively.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(7)	Formerly known as AdvisorShares Dorsey Wright Micro-Cap ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,
AdvisorShares Focused Equity ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$42.25	$46.65	$35.67	$34.42	$31.80
Investment Operations
Net Investment Income(1)	0.20	0.17	0.10	0.14	0.16
Net Realized and Unrealized Gain (Loss)	11.43	(4.49)	11.00	1.26	3.21
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	11.63	(4.32)	11.10	1.40	3.37
Distributions from Net Investment Income	(0.24)	(0.08)	(0.12)	(0.15)	(0.16)
Distributions from Realized Capital Gains	—	—	—	—	(0.59)
Total Distributions	(0.24)	(0.08)	(0.12)	(0.15)	(0.75)
Net Asset Value, End of Year/Period	$53.64	$42.25	$46.65	$35.67	$34.42
Market Value, End of Year/Period	$53.80	$42.21	$46.68	$34.88	$34.31
Total Return
Total Investment Return Based on Net Asset Value(3)	27.59%	(9.28)%	31.15%	4.02%	11.09%
Total Investment Return Based on Market(3)	28.10%	(9.44)%	34.20%	2.06%	10.74%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$70,002	$28,098	$28,921	$19,616	$17,211
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.84%	0.65%	0.66%	0.77%	0.72%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.20%	1.09%	1.19%	1.43%	1.63%
Net Investment Income(4)	0.42%	0.36%	0.24%	0.41%	0.49%
Portfolio Turnover Rate(5)	18%	24%	25%	23%	19%

AdvisorShares Gerber Kawasaki ETF	Year ended June 30, 2023	For the period July 2, 2021* to June 30, 2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$16.34	$25.03
Investment Operations
Net Investment Income(1)	0.15	0.07
Net Realized and Unrealized Gain (Loss)	1.65	(8.75)
Distributions of Net Realized Gains by other investment companies	—	0.00 (6)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	1.80	(8.68)
Distributions from Net Investment Income	(0.20)	(0.01)
Total Distributions	(0.20)	(0.01)
Net Asset Value, End of Year/Period	$17.94	$16.34
Market Value, End of Year/Period	$17.93	$16.35
Total Return
Total Investment Return Based on Net Asset Value(3)	11.21%	(34.71)%
Total Investment Return Based on Market(3)	11.09%	(34.65)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$17,578	$15,846
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.33%	1.37%
Net Investment Income(4)	0.91%	0.31%
Portfolio Turnover Rate(5)	48%	66%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(6)	Amount represents less than $0.005 or 0.005%.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,		For the period April 20, 2021* to June 30,
AdvisorShares Hotel ETF	2023	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$19.66	$24.52	$24.32
Investment Operations
Net Investment Income (Loss)(1)	0.21	(0.02)	0.13
Net Realized and Unrealized Gain (Loss)	5.55	(4.75)	0.07
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	5.76	(4.77)	0.20
Distributions from Net Investment Income	(0.05)	(0.09)	—
Total Distributions	(0.05)	(0.09)	—
Net Asset Value, End of Year/Period	$25.37	$19.66	$24.52
Market Value, End of Year/Period	$25.34	$19.61	$24.56
Total Return
Total Investment Return Based on Net Asset Value(3)	29.33%	(19.54)%	0.81%
Total Investment Return Based on Market(3)	29.49%	(19.87)%	0.99%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$4,186	$5,897	$7,724
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(4)	2.40%	1.33%	6.60%
Net Investment Income (Loss)(4)	0.92%	(0.07)%	2.70%
Portfolio Turnover Rate(5)	120%	74%	21%

	Years Ended June 30,
AdvisorShares Insider Advantage ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$85.89	$95.53	$66.37	$68.21	$67.88
Investment Operations
Net Investment Income(1)	1.34	1.10	0.95	0.82	0.62
Net Realized and Unrealized Gain (Loss)	9.49	(9.68)	29.23	(1.84)	0.45
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	10.83	(8.58)	30.18	(1.02)	1.07
Distributions from Net Investment Income	(1.48)	(1.06)	(1.02)	(0.82)	(0.74)
Total Distributions	(1.48)	(1.06)	(1.02)	(0.82)	(0.74)
Net Asset Value, End of Year/Period	$95.24	$85.89	$95.53	$66.37	$68.21
Market Value, End of Year/Period	$95.24	$85.78	$95.41	$66.28	$68.13
Total Return
Total Investment Return Based on Net Asset Value(3)	12.78%	(9.12)%	45.78%	(1.63)%	1.74%
Total Investment Return Based on Market(3)	12.95%	(9.12)%	45.79%	(1.65)%	1.63%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$42,381	$46,378	$48,243	$41,483	$61,386
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.05%	0.96%	1.05%	1.07%	1.17%
Net Investment Income(4)	1.51%	1.15%	1.18%	1.18%	0.93%
Portfolio Turnover Rate(5)	278%	32%	40%	93%	218%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Let Bob AI Powered Momentum ETF	Year ended June 30, 2023	For the period February 9, 2022* to June 30, 2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$23.25	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.57	(0.04)
Net Realized and Unrealized Loss	(0.69)	(1.71)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(0.12)	(1.75)
Distributions from Net Investment Income	(0.14)	—
Total Distributions	(0.14)	—
Net Asset Value, End of Year/Period	$22.99	$23.25
Market Value, End of Year/Period	$22.99	$23.22
Total Return
Total Investment Return Based on Net Asset Value(3)	(0.50)%	(6.99)%
Total Investment Return Based on Market(3)	(0.36)%	(7.12)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$26,320	$24,183
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.10%	1.48%
Net Investment Income (Loss)(4)	2.50%	(0.43)%
Portfolio Turnover Rate(5)	821%	497%

AdvisorShares MSOS 2X Daily ETF	For the period August 24, 2022* to June 30, 2023
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Income(1)	0.15
Net Realized and Unrealized Loss	(21.92)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(21.77)
Net Asset Value, End of Year/Period	$3.23
Market Value, End of Year/Period	$3.26
Total Return
Total Investment Return Based on Net Asset Value(3)	(87.08)%
Total Investment Return Based on Market(3)	(86.96)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$7,032
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.95%
Expenses, prior to expense waivers and reimbursements or recapture(4)	4.54%
Net Investment Income(4)	3.44%
Portfolio Turnover Rate(5)	0%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,
AdvisorShares Newfleet Multi-Sector Income ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$45.60	$48.85	$48.14	$48.44	$47.86
Investment Operations
Net Investment Income(1)	1.12	0.63	0.78	1.21	1.35
Net Realized and Unrealized Gain (Loss)	(0.51)	(3.17)	0.83	(0.22)	0.65
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	0.61	(2.54)	1.61	0.99	2.00
Distributions from Net Investment Income	(1.40)	(0.71)	(0.90)	(1.29)	(1.42)
Total Distributions	(1.40)	(0.71)	(0.90)	(1.29)	(1.42)
Net Asset Value, End of Year/Period	$44.81	$45.60	$48.85	$48.14	$48.44
Market Value, End of Year/Period	$44.80	$45.61	$48.83	$48.17	$48.38
Total Return
Total Investment Return Based on Net Asset Value(3)	1.36%	(5.24)%	3.36%	2.10%	4.27%
Total Investment Return Based on Market(3)	1.33%	(5.19)%	3.27%	2.28%	4.29%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$17,477	$83,682	$96,959	$57,767	$75,080
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.12%	0.76%	0.78%	0.82%	0.96%
Net Investment Income(4)	2.47%	1.32%	1.61%	2.51%	2.81%
Portfolio Turnover Rate(5)	40%	54%	95%	63%	40%

AdvisorShares Poseidon Dynamic Cannabis ETF	Year ended June 30, 2023	For the period November 17, 2021* to June 30, 2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$2.45	$10.00
Investment Operations
Net Investment Income (Loss)(1)	0.03	(0.03)
Net Realized and Unrealized Loss	(1.36)	(7.52)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(1.33)	(7.55)
Net Asset Value, End of Year/Period	$1.12	$2.45
Market Value, End of Year/Period	$1.13	$2.45
Total Return
Total Investment Return Based on Net Asset Value(3)	(54.11)%	(75.52)%
Total Investment Return Based on Market(3)	(53.88)%	(75.50)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$3,004	$4,357
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(4)	3.19%	2.57%
Net Investment Income (Loss)(4)	1.79%	(0.90)%
Portfolio Turnover Rate(5)	247%	159%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Psychedelics ETF	Year ended June 30, 2023	For the period September 16, 2021* to June 30, 2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$2.56	$10.00
Investment Operations
Net Investment Income (Loss)(1)	0.05	(0.02)
Net Realized and Unrealized Loss	(0.72)	(7.42)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(0.67)	(7.44)
Distributions from Net Investment Income	(0.05)	—
Total Distributions	(0.05)	—
Net Asset Value, End of Year/Period	$1.84	$2.56
Market Value, End of Year/Period	$1.86	$2.65
Total Return
Total Investment Return Based on Net Asset Value(3)	(26.55)%	(74.44)%
Total Investment Return Based on Market(3)	(28.45)%	(73.50)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$6,894	$5,509
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(4)	3.01%	3.10%
Net Investment Income (Loss)(4)	2.29%	(0.52)%
Portfolio Turnover Rate(5)	73%	27%

	Years Ended June 30,				For the period April 17, 2019* to June 30,
AdvisorShares Pure Cannabis ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$5.28	$21.15	$10.17	$22.99	$25.00
Investment Operations
Net Investment Income(1)	0.04	0.01	0.04	0.70	0.06
Net Realized and Unrealized Gain (Loss)	(2.71)	(15.35)	11.05	(12.75)	(2.07)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(2.67)	(15.34)	11.09	(12.05)	(2.01)
Distributions from Net Investment Income	(0.02)	—	(0.11)	(0.70)	—
Distributions from Realized Capital Gains	—	(0.51)	—	(0.07)	—
Return of capital	—	(0.02)	—	—	—
Total Distributions	(0.02)	(0.53)	(0.11)	(0.77)	—
Net Asset Value, End of Year/Period	$2.59	$5.28	$21.15	$10.17	$22.99
Market Value, End of Year/Period	$2.59	$5.28	$21.12	$10.18	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	(50.63)%	(73.99)%	109.96%	(52.76)%	(8.06)%
Total Investment Return Based on Market(3)	(50.54)%	(73.93)%	109.35%	(52.70)%	(7.92)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$34,022	$71,817	$354,408	$45,503	$59,762
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.51%	0.65%	0.74%	0.74%	0.74%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.04%	0.88%	0.69%	1.17%	1.10%
Net Investment Income(4)	0.88%	0.11%	0.21%	5.67%	1.35%
Portfolio Turnover Rate(5)	40%	28%	46%	59%	26%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,		For the period September 1, 2020* to June 30,
AdvisorShares Pure US Cannabis ETF	2023	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.35	$40.22	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.08	(0.09)	(0.17)
Net Realized and Unrealized Gain (Loss)	(4.95)	(29.71)	15.39
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(4.87)	(29.80)	15.22
Distributions from Realized Capital Gains	—	(0.07)	—
Total Distributions	—	(0.07)	—
Net Asset Value, End of Year/Period	$5.48	$10.35	$40.22
Market Value, End of Year/Period	$5.55	$10.37	$40.08
Total Return
Total Investment Return Based on Net Asset Value(3)	(47.04)%	(74.20)%	60.86%
Total Investment Return Based on Market(3)	(46.48)%	(74.06)%	60.32%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$343,385	$514,691	$950,694
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(4)	0.74%	0.72%	0.69%
Expenses, prior to expense waivers and reimbursements or recapture(4)	0.77%	0.75%	0.69%
Net Investment Income (Loss)(4)	0.96%	(0.40)%	(0.49)%
Portfolio Turnover Rate(5)	13%	48%	68%

	Years Ended June 30,		For the period December 28, 2020* to June 30,
AdvisorShares Q Dynamic Growth ETF	2023	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$22.02	$28.12	$25.00
Investment Operations
Net Investment Loss(1)	(0.10)	(0.15)	(0.09)
Net Realized and Unrealized Gain (Loss)	6.57	(5.95)	3.21
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	6.47	(6.10)	3.12
Net Asset Value, End of Year/Period	$28.49	$22.02	$28.12
Market Value, End of Year/Period	$28.49	$22.01	$28.13
Total Return
Total Investment Return Based on Net Asset Value(3)	29.37%	(21.70)%	12.50%
Total Investment Return Based on Market(3)	29.44%	(21.76)%	12.52%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$28,349	$40,299	$68,763
Ratio to Average Net Assets of:(6)
Expenses, after expense waivers and reimbursements or recapture(4)	1.32%	1.14%	1.43%
Expenses, prior to expense waivers and reimbursements or recapture(4)	1.31%	1.13%	1.49%
Net Investment Loss(4)	(0.44)%	(0.52)%	(0.65)%
Portfolio Turnover Rate(5)	57%	106%	61%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(6)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,
AdvisorShares Ranger Equity Bear ETF	2023		2022		2021(1)		2020(1)		2019(1)
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$31.85		$23.00		$48.55		$63.84		$78.01
Investment Operations
Net Investment Income (Loss)(2)	0.63		(0.97)		(1.59)		(0.64)		0.13
Net Realized and Unrealized Gain (Loss)	(9.86)		9.82		(23.96)		(14.55)		(14.30)
Distributions of Net Realized Gains by other investment companies	—		—		0.00	(3)	—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(9.23)		8.85		(25.55)		(15.19)		(14.17)
Distributions from Net Investment Income	—		—		—		(0.10)		—
Total Distributions	—		—		—		(0.10)		—
Net Asset Value, End of Year/Period	$22.62		$31.85		$23.00		$48.55		$63.84
Market Value, End of Year/Period	$22.63		$31.96		$23.00		$48.50		$63.90
Total Return
Total Investment Return Based on Net Asset Value(5)	(28.99)%		38.48%		(52.62)%		(23.79)%		(18.16)%
Total Investment Return Based on Market(5)	(29.19)%		38.96%		(52.58)%		(23.94)%		(17.87)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$122,632		$166,185		$50,655		$162,019		$135,814
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(6)	3.39	%(7)	4.15	%(7)	4.90	%(7)	3.10	%(7)	2.94	%(7)
Expenses, prior to expense waivers and reimbursements or recapture(6)	3.39	%(7)	4.15	%(7)	4.90	%(7)	3.10	%(7)	2.94	%(7)
Net Investment Income (Loss)(6)	2.34%		(3.70)%		(4.49)%		(1.07)%		0.18%
Portfolio Turnover Rate(8)	1001%		1462%		669%		593%		338%

	Years Ended June 30,		For the period April 20, 2021* to June 30,
AdvisorShares Restaurant ETF	2023	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$16.97	$24.44	$24.69
Investment Operations
Net Investment Income(2)	0.23	0.13	0.00 (3)
Net Realized and Unrealized Gain (Loss)	4.89	(7.56)	(0.25)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	5.12	(7.43)	(0.25)
Distributions from Net Investment Income	(0.43)	(0.04)	—
Total Distributions	(0.43)	(0.04)	—
Net Asset Value, End of Year/Period	$21.66	$16.97	$24.44
Market Value, End of Year/Period	$21.66	$16.93	$24.44
Total Return
Total Investment Return Based on Net Asset Value(5)	30.59%	(30.46)%	(1.01)%
Total Investment Return Based on Market(5)	30.95%	(30.62)%	(1.01)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$2,600	$2,631	$5,988
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(6)	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements or recapture(6)	3.97%	2.11%	7.93%
Net Investment Income (Loss)(6)	1.20%	0.57%	(0.03)%
Portfolio Turnover Rate(8)	113%	86%	26%

*	Commencement of operations.
(1)	After the close of business on February 5, 2021, the Fund’s applicable class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note 1 of the Notes to Financial Statements.
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.005 or 0.005%.
(4)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(5)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(6)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(7)	The expense ratio includes interest and dividend expenses on short sales of 1.70% 1.69%, 2.47%, 3.14%, 1.42%, and 1.22% for the periods ended June 30, 2023, June 30, 2022, June 30, 2021, June 30, 2020, and June 30, 2019, respectively.
(8)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended June 30,
AdvisorShares STAR Global Buy-Write ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$34.61	$39.83	$32.20	$32.28	$30.99
Investment Operations
Net Investment Income (Loss)(1)	0.25	0.13	(0.16)	0.09	0.13
Net Realized and Unrealized Gain (Loss)	3.35	(5.12)	7.89	(0.02)	1.29
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (2)	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	3.60	(4.99)	7.73	0.07	1.42
Distributions from Net Investment Income	(0.08)	—	(0.10)	(0.15)	(0.13)
Distributions from Realized Capital Gains	(0.56)	(0.23)	—	—	—
Total Distributions	(0.64)	(0.23)	(0.10)	(0.15)	(0.13)
Net Asset Value, End of Year/Period	$37.57	$34.61	$39.83	$32.20	$32.28
Market Value, End of Year/Period	$37.56	$34.62	$39.83	$32.25	$32.19
Total Return
Total Investment Return Based on Net Asset Value(4)	10.60%	(12.64)%	24.04%	0.20%	4.62%
Total Investment Return Based on Market(4)	10.54%	(12.60)%	23.86%	0.63%	4.27%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$53,725	$37,547	$18,323	$12,882	$14,527
Ratio to Average Net Assets of:(5)
Expenses, after expense waivers and reimbursements or recapture(6)	1.54%	1.85%	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements or recapture(6)	1.33%	1.82%	2.48%	2.20%	2.34%
Net Investment Income (Loss)(6)	0.71%	0.33%	(0.43)%	0.26%	0.43%
Portfolio Turnover Rate(7)	23%	41%	55%	47%	49%

	Years Ended June 30,
AdvisorShares Vice ETF	2023	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.20	$36.07	$22.81	$25.11	$25.60
Investment Operations
Net Investment Income(1)	0.45	0.18	0.19	0.42	0.45
Net Realized and Unrealized Gain (Loss)	3.38	(10.73)	13.44	(2.10)	(0.57)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	3.83	(10.55)	13.63	(1.68)	(0.12)
Distributions from Net Investment Income	(0.26)	(0.14)	(0.37)	(0.62)	(0.37)
Distributions from Realized Capital Gains	—	(0.18)	—	—	—
Total Distributions	(0.26)	(0.32)	(0.37)	(0.62)	(0.37)
Net Asset Value, End of Year/Period	$28.77	$25.20	$36.07	$22.81	$25.11
Market Value, End of Year/Period	$28.77	$25.13	$36.06	$22.80	$25.12
Total Return
Total Investment Return Based on Net Asset Value(4)	15.24%	(29.45)%	59.98%	(6.91)%	(0.22)%
Total Investment Return Based on Market(4)	15.58%	(29.62)%	60.05%	(6.99)%	(0.50)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$9,782	$8,695	$13,889	$9,126	$13,183
Ratio to Average Net Assets of:
Expenses, after expense waivers and reimbursements or recapture(6)	0.99%	0.99%	0.99%	0.90%	0.75%
Expenses, prior to expense waivers and reimbursements or recapture(6)	1.90%	1.64%	1.71%	1.59%	1.43%
Net Investment Income(6)	1.65%	0.59%	0.63%	1.77%	1.79%
Portfolio Turnover Rate(7)	147%	83%	125%	41%	76%

(1)	Based on average shares outstanding.
(2)	Amount represents less than $0.005 or 0.005%.
(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(5)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
(6)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2023

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). As of June 30, 2023, the Trust is comprised of 22 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Alpha DNA Equity Sentiment ETF	SENT	February 2, 2021
AdvisorShares Dorsey Wright ADR ETF	AADR	July 21, 2010
AdvisorShares Dorsey Wright FSM All Cap World ETF	DWAW	December 26, 2019
AdvisorShares Dorsey Wright FSM US Core ETF	DWUS	December 26, 2019
AdvisorShares Dorsey Wright Short ETF	DWSH	July 11, 2018
AdvisorShares Dorsey Wright Small Company ETF	DWMC	July 11, 2018
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares Gerber Kawasaki ETF	GK	July 2, 2021
AdvisorShares Hotel ETF	BEDZ	April 20, 2021
AdvisorShares Insider Advantage ETF	SURE	October 4, 2011
AdvisorShares Let Bob AI Powered Momentum ETF	LETB	February 9, 2022
AdvisorShares MSOS 2X Daily ETF	MSOX	August 24, 2022
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Poseidon Dynamic Cannabis ETF	PSDN	November 17, 2021
AdvisorShares Psychedelics ETF	PSIL	September 16, 2021
AdvisorShares Pure Cannabis ETF	YOLO	April 17, 2019
AdvisorShares Pure US Cannabis ETF	MSOS	September 1, 2020
AdvisorShares Q Dynamic Growth ETF	QPX	December 28, 2020
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Restaurant ETF	EATZ	April 20, 2021
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	VICE	December 12, 2017

AdvisorShares Alpha DNA Equity Sentiment ETF (“Alpha DNA Equity Sentiment ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks long-term capital appreciation above international benchmarks such as the MSCI EAFE Index.

AdvisorShares Dorsey Wright FSM All Cap World ETF (“Dorsey Wright FSM All Cap World ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright FSM US Core ETF (“Dorsey Wright FSM US Core ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright Short ETF (“Dorsey Wright Short ETF”) seeks capital appreciation through short selling securities.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

1. Organization – (continued)

AdvisorShares Dorsey Wright Small Company ETF (“Dorsey Wright Small Company ETF”) seeks long term capital appreciation.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation.

AdvisorShares Gerber Kawasaki ETF (“Gerber Kawasaki ETF”) seeks long-term capital appreciation. AdvisorShares Hotel ETF (“Hotel ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Insider Advantage ETF (“Insider Advantage ETF”) seeks long-term capital appreciation.

AdvisorShares Let Bob AI Powered Momentum ETF (“Let Bob AI Powered Momentum ETF”) seeks long-term capital appreciation.

AdvisorShares MSOS 2X Daily ETF (“MSOS Daily 2X Daily ETF”) seeks daily investment results that, before fees and expenses, correspond to two times (2x) the daily total return of the US Cannabis ETF.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates.

AdvisorShares Poseidon Dynamic Cannabis ETF (“Poseidon Dynamic Cannabis ETF”) seeks long-term capital appreciation.

AdvisorShares Psychedelics ETF (“Psychedelics ETF”) seeks long-term capital appreciation.

AdvisorShares Pure Cannabis ETF (“Pure Cannabis ETF”) seeks long-term capital appreciation.

AdvisorShares Pure US Cannabis ETF (“Pure US Cannabis ETF”) seeks long-term capital appreciation.

AdvisorShares Q Dynamic Growth ETF (“Q Dynamic Growth ETF”) seeks to achieve long-term growth.

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities.

AdvisorShares Restaurant ETF (“Restaurant ETF”) seeks to provide long-term capital appreciation.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles.

AdvisorShares Vice ETF (“Vice ETF”) seeks long-term capital appreciation.

Some of the Funds are considered “funds of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

Each Fund, except the Gerber Kawasaki ETF, Hotel ETF, MSOS 2X Daily ETF, Poseidon Dynamic Cannabis ETF, Psychedelics ETF, Pure Cannabis ETF, Pure US Cannabis ETF, and Restaurant ETF, is a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”).

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

1. Organization – (continued)

For the year ended June 30, 2023, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Fund	Security Name	Market Value as of June 30, 2023	% of Fund Net Assets as of June 30, 2023	Reference location
Dorsey Wright FSM All Cap World ETF	First Trust NASDAQ-100 Equal Weighted Index Fund	$44,853,209	52.0%	https://www.ftportfolios.com
	iShares MSCI EAFE ETF	40,384,167	46.9	https://www.ishares.com

Dorsey Wright FSM US Core ETF	Invesco QQQ Trust Series 1	46,558,741	52.0	https://www.invesco.com
	Invesco S&P 500 Equal Weight ETF	42,271,355	47.2	https://www.invesco.com

Pure Cannabis ETF	AdvisorShares Pure US Cannabis ETF	19,211,102	56.5	Contained within this report.

Q Dynamic Growth ETF	Invesco QQQ Trust Series 1	11,237,756	39.6	https://www.invesco.com
	Technology Select Sector SPDR Fund	8,857,993	31.2	https://www.ssga.com

STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	21,225,133	39.5	https://us.spdrs.com

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s portfolio investments are generally valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter (“OTC”) market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. When market quotations are not readily available, a portfolio investment’s fair value will be determined and such fair valuations will be used in calculating a Fund’s NAV.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

The Board of Trustees of the Trust has adopted valuation policies and procedures pursuant to which it has designated AdvisorShares Investments, LLC (the “Advisor”) to determine the fair value of each Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not readily available, including when they are determined to be unreliable. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Advisor.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market’. Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and the Fund will realize a loss or gain. A Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects a Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

value of the futures contracts. Use of short futures contracts subjects a Fund to unlimited risk of loss. A Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Swap Agreements

Certain Funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity swaps are derivatives, and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the respective Fund may be delayed or limited.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. A Fund also is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

A Fund is required to pledge cash or securities to the broker as collateral for any securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. A Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2023 was $4,237,477, which is included as Interest in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the respective Fund’s prime brokers and custodian. A Fund is subject to credit risk should the prime brokers be unable to meet its obligations to the Fund.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

In addition to repurchase agreements, each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances and U.S. government securities.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the applicable Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

of the securities on loan. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. Government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by a Fund is disclosed on the Statements of Operations.

The value of loaned securities and related collateral outstanding at June 30, 2023 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by a Fund may not be sold or re-pledged except to satisfy a borrower default. Non-cash collateral is included on a Fund’s Schedules of Investments and Statements of Asset and Liabilities.

	Gross Amounts of	Gross Amounts Offset in the Statements	Net Amounts Presented in the Statements	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Recognized Assets and (Liabilities)	of Assets and (Liabilities)	of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/ Received	Net Amount
Alpha DNA Equity Sentiment ETF
Securities Lending	$(328,345)	$—	$(328,345)	$328,345	(1)	$—	$—
Money Market Instruments	328,345	—	328,345	328,345		—	—
Dorsey Wright ADR ETF
Securities Lending	(2,144,808)	—	(2,144,808)	2,144,808	(1)	—	—
Money Market Instruments	2,144,808	—	2,144,808	2,144,808		—	—
Dorsey Wright FSM All Cap World ETF
Securities Lending	(118)	—	(118)	118	(1)	—	—
Money Market Instruments	118	—	118	118		—	—
Dorsey Wright FSM US Core ETF
Securities Lending	(20,460,356)	—	(20,460,356)	20,460,356	(1)	—	—
Money Market Instruments	20,460,356	—	20,460,356	20,460,356		—	—
Dorsey Wright Small Company ETF
Securities Lending	$(304,948)	$—	$(304,948)	$304,948	(1)	$—	$—
Money Market Instruments	304,948	—	304,948	304,948		—	—
Gerber Kawasaki ETF						—
Securities Lending	(277,178)	—	(277,178)	277,178	(1)	—	—
Money Market Instruments	277,178	—	277,178	277,178			—
Hotel ETF
Securities Lending	(134,900)	—	(134,900)	134,900	(1)	—	—
Money Market Instruments	134,900	—	134,900	134,900		—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

	Gross Amounts of	Gross Amounts Offset in the Statements	Net Amounts Presented in the Statements	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Recognized Assets and (Liabilities)	of Assets and (Liabilities)	of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/ Received	Net Amount
Insider Advantage ETF
Securities Lending	(57,580)	—	(57,580)	57,580	(1)	—	—
Money Market Instruments	57,580	—	57,580	57,580		—	—
MSOS 2X Daily ETF
Swaps	44,172	—	44,172	—		—	44,172
Newfleet Multi-Sector Income ETF
Securities Lending	(617,967)	—	(617,967)	617,967	(1)	—	—
Money Market Instruments	617,967	—	617,967	617,967		—	—
Poseidon Dynamics Cannabis ETF
Swaps	(14,379)	—	(14,379)	—		—	(14,379)
Psychedelics ETF
Securities Lending	(704,803)	—	(704,803)	704,803	(1)	—	—
Money Market Instruments	704,803	—	704,803	704,803		—	—
Swaps	—	—	—	—		—	—
Pure Cannabis ETF
Securities Lending	(1,560,210)	—	(1,560,210)	1,560,210	(1)	—	—
Money Market Instruments	1,560,210	—	1,560,210	1,560,210		—	—
Swaps	—	—	—	—		—	—
Pure US Cannabis ETF
Swaps	(1,680,461)	—	(1,680,461)	—		—	(1,680,461)
Restaurant ETF
Securities Lending	(24,505)	—	(24,505)	24,505	(1)	—	—
Money Market Instruments	24,505	—	24,505	24,505		—	—
STAR Global Buy-Write ETF
Securities Lending	(2,962,076)	—	(2,962,076)	2,962,076	(1)	—	—
Money Market Instruments	2,962,076	—	2,962,076	2,962,076		—	—
Vice ETF
Securities Lending	(63,503)	—	(63,503)	63,503	(1)	—	—
Money Market Instruments	63,503	—	63,503	63,503		—	—

(1)	Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and/or shares of Money Market instruments.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

2. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Recent Accounting Pronouncement

Tailored Shareholder Reports

In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Accounting Standards Update 2020-04 Reference Rate Reform

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor serves as the Fund’s investment adviser. Pursuant to the agreement, the Advisor has overall responsibility for the general management and investment of each Fund’s portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for investment and operational oversight of a Fund’s sub-adviser, if applicable. For its services, the Advisor is entitled to an annual management fee from each fund, which is calculated daily and paid monthly based on the Fund’s average daily net assets. From time to time, the Advisor may waive all or a portion of its fee for a fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

3. Investment Advisory Agreement and Other Agreements – (continued)

The Advisor’s annual management fee for each Fund is as follows:

Fund	Rate
Alpha DNA Equity Sentiment ETF	0.76%
Dorsey Wright ADR ETF	0.75%
Dorsey Wright FSM All Cap World ETF	0.75%
Dorsey Wright FSM US Core ETF	0.75%
Dorsey Wright Short ETF	0.75%
Dorsey Wright Small Company ETF	0.75%
Focused Equity ETF	0.75%*
Gerber Kawasaki ETF	0.75%
Hotel ETF	0.60%
Insider Advantage ETF	0.70%
Let Bob AI Powered Momentum ETF	0.70%
MSOS 2X Daily ETF	0.85%
Newfleet Multi-Sector Income ETF	0.50%
Poseidon Dynamic Cannabis ETF	0.80%
Psychedelics ETF	0.60%
Pure Cannabis ETF	0.60%**
Pure US Canabis ETF	0.60%
Q Dynamic Growth ETF	1.00%*
Ranger Equity Bear ETF	1.50%
Restaurant ETF	0.60%
STAR Global Buy-Write ETF	0.85%***
Vice ETF	0.60%

*	The Advisor’s advisory fee has two components – the base fee (disclosed in the table above) and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment. The Advisor’s annual base fee based on the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, which is set forth in the table below. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range as follows, based on the Fund’s average daily net assets:

Fund	Performance Benchmark	Annual Advisory Fee Range
Focused Equity ETF	S&P 500 Index	0.65% to 0.85%
Q Dynamic Growth ETF	S&P 500 Index	0.90% to 1.10%

**	The Fund’s advisory fee is 0.60% less the acquired fund fees and expenses related to any investment in AdvisorShares Pure US Cannabis ETF.
***	Effective October 1, 2022, the Fund’s advisory fee was changed from 1.35% to 0.85% of the Fund’s average daily net assets.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

3. Investment Advisory Agreement and Other Agreements – (continued)

Sub-Advisory Agreements

Each Fund’s investment sub-adviser, as applicable, provides investment advice and management services to its respective Fund(s). The Advisor supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-adviser and the Advisor, the sub-adviser is entitled to a fee, which is paid by the Advisor and is not an additional expense of the applicable Fund, that is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

	Sub-Advisor	Sub-Advisory Fee Rate
Alpha DNA Equity Sentiment ETF	Alpha DNA Investment Management LLC	0.45%
Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC	0.25%
Dorsey Wright Short ETF	Dorsey, Wright & Associates, LLC	0.25%
Dorsey Wright Small Company ETF	Dorsey, Wright & Associates, LLC	0.25%
Gerber Kawasaki ETF	Gerber Kawasaki, Inc.	0.50%
Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC	0.25%
Poseidon Dynamic Cannabis ETF	Poseidon Investment Management, LLC	0.50%
Ranger Equity Bear ETF	Ranger Alternative Management, L.P.	1.00%
STAR Global Buy-Write ETF	CreativeOne Wealth, LLC	0.55%*

*	Effective October 1, 2022, the Fund’s sub-advisory fee was changed from 0.85% to 0.55% of the Fund’s daily net assets.

From time to time, a sub-adviser may waive all or a portion of its fee for a fund.

Expense Limitation Agreement

The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a specified percentage of each Fund’s average daily net assets for at least one year from the date of the Fund’s currently effective prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if the current expense limitation is lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

3. Investment Advisory Agreement and Other Agreements – (continued)

all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed. The expense limits in effect for each Fund during the year ended June 30, 2023 were as follows:

Fund:	Rate:
Alpha DNA Equity Sentiment ETF	1.35%
Dorsey Wright ADR ETF	1.10%
Dorsey Wright FSM All Cap World ETF	0.99%
Dorsey Wright FSM US Core ETF	0.99%
Dorsey Wright Short ETF	1.25%
Dorsey Wright Small Company ETF	1.25%
Focused Equity ETF	0.65%-0.85%(a)
Gerber Kawasaki ETF	0.75%
Hotel ETF	0.99%
Insider Advantage ETF	0.90%
Let Bob AI Powered Momentum ETF	0.99%
MSOS 2X Daily ETF	0.95%
Newfleet Multi-Sector Income ETF	0.75%
Poseidon Dynamic Cannabis ETF	0.99%
Psychedelics ETF	0.99%
Pure Cannabis ETF	0.74%
Pure US Cannabis ETF	0.74%
Q Dynamic Growth ETF	1.45%
Ranger Equity Bear ETF	1.85%
Restaurant ETF	0.99%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.99%

(a)	The expense limit is equal to the annual rate of the Advisor’s contractual advisory fee, which can range from 0.65% to 0.85%.

The Advisor may recapture operating expenses waived and/or reimbursed within three years after the date on which such waiver or reimbursement occurred. The Funds must pay their ordinary operating expenses before the Advisor is permitted to recapture and must remain in compliance with any applicable expense limitation. All or a portion of the following Advisor waived and/or reimbursed expenses may be recaptured during the fiscal years indicated:

Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Alpha DNA Equity Sentiment ETF	$609	$609	6/30/2026
	609	609

Dorsey Wright ADR ETF	12,898	12,898	6/30/2025
	18,402	18,402	6/30/2026
Total	31,300	31,300

Dorsey Wright FSM All Cap World ETF	32,530	14,930	6/30/2025
	1,457	—	6/30/2026
Total	33,987	14,930

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

3. Investment Advisory Agreement and Other Agreements – (continued)

	Expenses	Recoupment	Recoupment
Fund	Reimbursed	Balance	Expiration
Dorsey Wright FSM US Core ETF	$24,662	$18,117	6/30/2025
	2,491	—	6/30/2026
Total	27,153	18,117

Dorsey Wright Short ETF	18,585	607	6/30/2024
	1,223	—	6/30/2026
Total	19,808	607

Dorsey Wright Small Company ETF	82,864	82,864	6/30/2024
	63,589	63,589	6/30/2025
	93,859	93,727	6/30/2026
Total	240,312	240,180

Focused Equity ETF	125,958	125,958	6/30/2024
	134,742	134,742	6/30/2025
	137,790	137,790	6/30/2026
Total	398,490	398,490

Gerber Kawasaki ETF	110,127	110,127	6/30/2025
	93,397	93,397	6/30/2026
Total	203,524	203,524

Hotel ETF	47,304	47,304	6/30/2024
	28,064	28,064	6/30/2025
	70,955	70,955	6/30/2026
Total	146,323	146,323

Insider Advantage ETF	67,609	67,609	6/30/2024
	31,171	31,171	6/30/2025
	67,433	67,433	6/30/2026
Total	166,213	166,213

Let Bob AI Powered Momentum ETF	42,558	42,558	6/30/2025
	27,421	27,421	6/30/2026
Total	69,979	69,979

MSOS 2x Daily ETF	140,628	140,585	6/30/2026
	140,628	140,585
Newfleet Multi-Sector Income ETF	21,007	21,007	6/30/2024
	13,998	13,998	6/30/2025
	137,918	137,918	6/30/2026
Total	172,923	172,923

Poseidon Dynamic Cannabis ETF	65,585	65,585	6/30/2025
	88,894	88,894	6/30/2026
Total	154,479	154,479

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

3. Investment Advisory Agreement and Other Agreements – (continued)

	Expenses	Recoupment	Recoupment
Fund	Reimbursed	Balance	Expiration
Psychedelics ETF	$94,175	$94,175	6/30/2025
	140,498	140,498	6/30/2026
Total	234,673	234,673

Pure Cannabis ETF	283,232	283,232	6/30/2025
	165,820	165,820	6/30/2026
Total	449,052	449,052

Pure US Cannabis ETF	291,422	291,422	6/30/2025
	145,696	136,205	6/30/2026
Total	437,118	427,627

Q Dynamic Growth ETF	3,158	—	6/30/2025
	2,148	2,148	6/30/2026
Total	5,306	2,148

Restaurant ETF	47,820	47,820	6/30/2024
	47,970	47,970	6/30/2025
	77,174	77,174	6/30/2026
Total	172,964	172,964

STAR Global Buy-Write ETF	78,833	26,516	6/30/2024
	3,755	3,755	6/30/2025
Total	82,588	30,271

Vice ETF	83,764	83,764	6/30/2024
	73,954	73,954	6/30/2025
	82,098	82,098	6/30/2026
Total	239,816	239,816

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) serves as the Funds’ administrator, fund accountant, custodian, and transfer agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

Distribution Arrangement

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units (defined below) for each Fund pursuant to a distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fee is currently paid by any Fund under the Plan, and there are no current plans to impose the fee. However, in the event a Fund were to charge a Rule 12b-1 fee, over time it would increase the cost of an investment in the Fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a “participating party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For more detailed categories, see the accompanying Schedules of Investments.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. Certain Funds use derivative instruments as part of their principal investment strategies to seek to achieve their investment objective.

At June 30, 2023, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund	Asset Derivatives	Equity Risk
Alpha DNA Equity Sentiment ETF	Investments, Market Value(1)	$153,577
MSOS 2X Daily ETF	Unrealized Appreciation on OTC Swap Contracts	44,172
Pure US Cannabis ETF	Unrealized Appreciation on OTC Swap Contracts	8,683
STAR Global Buy-Write ETF	Investments, Market Value(1)	12,575

Fund	Liability Derivatives	Equity Risk
Poseidon Dynamic Cannabis ETF	Unrealized Depreciation on OTC Swap Contracts	$14,379
Pure US Cannabis ETF	Unrealized Depreciation on Swaps Contracts	1,689,144
STAR Global Buy-Write ETF	Options Written, at value	19,598

(1)	Purchased options are included in Investments, at Market Value.

Transactions in derivative instruments during the year ended June 30, 2023, were as follows:

Statements of Operations:

Fund	Realized Gain (Loss)	Equity Risk
Alpha DNA Equity Sentiment ETF	Purchased Options	$(3,133,300)
MSOS 2X Daily ETF	Swaps	(11,579,539)
Poseidon Dynamic Cannabis ETF	Swaps	(2,726,358)
Psychedelics ETF	Swaps	(578,930)
Pure Cannabis ETF	Swaps	(23,853,312)
Pure US Cannabis ETF	Swaps	(734,588,984)
STAR Global Buy-Write ETF	Options Written	(18,438)

Fund	Change in Unrealized Gain (Loss)	Equity Risk
Alpha DNA Equity Sentiment ETF	Purchased Options	$(544,300)
MSOS 2X Daily ETF	Swaps	44,172
Poseidon Dynamic Cannabis ETF	Swaps	(2,817)
Psychedelics ETF	Swaps	493,154
Pure Cannabis ETF	Swaps	21,822,874
Pure US Cannabis ETF	Swaps	385,622,141
STAR Global Buy-Write ETF	Options Written	(26,166)
STAR Global Buy-Write ETF	Purchased Options	(76,559)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

6. Derivative Instruments – (continued)

For the year ended June 30, 2023, the average volume of the derivatives opened by the Funds was as follows:

	Alpha DNA Equity Sentiment ETF	MSOS 2X Daily ETF	Poseidon Dynamic Cannabis ETF	Psychedelics ETF	Pure US Cannabis ETF	STAR Global Buy-Write ETF
Long Swaps Contracts	$—	$213,873	$62,650	$3,333	$2,470,799	$—
Purchased Options Contracts	563,857	—	—	—	—	89,134
Written Options Contracts	—	—	—	—	—	36,685

7. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2021 − 2023), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2023, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Alpha DNA Equity Sentiment ETF	$16,248,103	$1,439,131	$(269,811)	$1,169,320	$—
Dorsey Wright ADR ETF	28,111,061	3,528,481	(713,694)	2,814,787	—
Dorsey Wright FSM All Cap World ETF	82,353,683	4,193,290	(218,870)	3,974,420	—
Dorsey Wright FSM US Core ETF	103,977,045	6,647,187	(524,425)	6,122,762	—
Dorsey Wright Short ETF	36,227,717	—	—	—	6,246,606
Dorsey Wright Small Company ETF	4,556,665	846,495	(203,413)	643,082
Focused Equity ETF	60,597,521	10,411,615	(929,375)	9,482,240	—
Gerber Kawasaki ETF	18,231,892	1,515,967	(1,841,465)	(325,498)	—
Hotel ETF	4,077,816	400,604	(114,084)	286,520	—
Insider Advantage ETF	38,135,108	5,190,906	(1,003,882)	4,187,024	—
Let Bob AI Powered Momentum ETF	26,333,579	85,874	(131,992)	(46,118)	—
MSOS 2x Daily ETF	7,010,606	—	—	—	44,172

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

7. Federal Income Tax – (continued)

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Newfleet Multi-Sector Income ETF	$19,152,389	$9,997	$(1,011,745)	$(1,001,748)	$—
Poseidon Dynamic Cannabis ETF	1,427,582	3,173,086	(3,367,226)	(194,140)	(14,379)
Psychedelics ETF	15,596,454	126,002	(8,101,649)	(7,975,647)	—
Pure Cannabis ETF	178,809,485	104,073	(143,419,868)	(143,315,795)	—
Pure US Cannabis ETF	83,439,065	685,508,038	(719,901,558)	(34,393,520)	(1,680,461)
Q Dynamic Growth ETF	27,883,892	898,235	(360,505)	537,730	—
Ranger Equity Bear ETF	140,668,025	—	—	—	(10,845,253)
Restaurant ETF	2,371,320	400,659	(64,042)	336,617	—
STAR Global Buy-Write ETF	55,946,468	2,705,833	(1,898,124)	807,709	1,983
Vice ETF	9,101,647	1,029,605	(230,530)	799,075	—

At June 30, 2023, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post- October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Alpha DNA Equity Sentiment ETF	$260,018	$—	$(18,957,523)	$(8,720)	$—	$1,169,320	$(17,536,905)
Dorsey Wright ADR ETF	42,335	—	(55,253,681)	—	—	2,814,787	(52,396,559)
Dorsey Wright FSM All Cap World ETF	1,203,483	—	(26,859,423)	(10,444)	—	3,974,420	(21,691,964)
Dorsey Wright FSM US Core ETF	150,200	—	(3,335,983)	(10,444)	—	6,122,762	2,926,535
Dorsey Wright Short ETF	1,154,672	—	(94,834,286)	—	—	6,246,606	(87,433,008)
Dorsey Wright Small Company ETF	64,388	—	(3,024,127)	—	—	643,082	(2,316,657)
Focused Equity ETF	97,263	—	(624,767)	—	—	9,482,240	8,954,736
Gerber Kawasaki ETF	15,512	—	(7,962,841)	(8,626)	—	(325,498)	(8,281,453)
Hotel ETF	35,672	—	(1,408,779)	(12,701)	—	286,520	(1,099,288)
Insider Advantage ETF	331,321	—	(28,190,167)	—	—	4,187,024	(23,671,822)
Let Bob AI Powered Momentum ETF	453,317	—	(2,415,378)	(9,055)	—	(46,118)	(2,017,234)
MSOS 2x Daily ETF	—	—	(11,139,728)	(22,989)	(254,435)	44,172	(11,372,980)
Newfleet Multi-Sector Income ETF	48,131	—	(13,636,887)	(616)	—	(1,001,748)	(14,591,120)
Poseidon Dynamic Cannabis ETF	—	—	(11,495,663)	(25,826)	(28,004)	(208,519)	(11,758,012)
Psychedelics ETF	1,863	—	(3,455,058)	(21,779)	—	(7,975,647)	(11,450,621)
Pure Cannabis ETF	69,296	—	(133,147,109)	—	—	(143,315,795)	(276,393,608)
Pure US Cannabis ETF	—	—	(1,539,519,031)	(107,827)	(10,271,580)	(36,073,981)	(1,585,972,419)
Q Dynamic Growth ETF	—	—	(5,379,364)	(10,490)	(75,931)	537,730	(4,928,055)
Ranger Equity Bear ETF	3,304,315	—	(383,433,169)	—	—	(10,845,253)	(390,974,107)
Restaurant ETF	8,059	—	(1,077,845)	(12,701)	—	336,617	(745,870)
STAR Global Buy-Write ETF	308,482	—	(719,844)	(652,144)	—	809,692	(253,814)
Vice ETF	67,703	—	(1,163,999)	—	—	799,075	(297,221)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

7. Federal Income Tax – (continued)

At June 30, 2023, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Alpha DNA Equity Sentiment ETF	$(2,564,970)	$2,564,970
Dorsey Wright ADR ETF	(850,492)	850,492
Dorsey Wright FSM All Cap World ETF	145,250	(145,250)
Dorsey Wright FSM US Core ETF	16,317	(16,317)
Dorsey Wright Short ETF	—	—
Dorsey Wright Small Company ETF	(139,256)	139,256
Focused Equity ETF	(2,144,599)	2,144,599
Gerber Kawasaki ETF	(66,225)	66,225
Hotel ETF	(338,859)	338,859
Insider Advantage ETF	(5,754,226)	5,754,226
Let Bob AI Powered Momentum ETF	7	(7)
MSOS 2x Daily ETF	27,871	(27,871)
Newfleet Multi-Sector Income ETF	(100)	100
Poseidon Dynamic Cannabis ETF	179,122	(179,122)
Psychedelics ETF	10	(10)
Pure Cannabis ETF	2,275,658	(2,275,658)
Pure US Cannabis ETF	24,984,239	(24,984,239)
Q Dynamic Growth ETF	3,496,260	(3,496,260)
Ranger Equity Bear ETF	—	—
Restaurant ETF	13,441	(13,441)
STAR Global Buy-Write ETF	—	—
Vice ETF	(126,968)	126,968

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and redemptions-in-kind.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

7. Federal Income Tax – (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2023 and 2022 were as follows:

Fund	2023 Ordinary Income	2023 Long Term Capital Gains	2023 Return of Capital	2022 Ordinary Income	2022 Long Term Capital Gains	2022 Return of Capital
Alpha DNA Equity Sentiment ETF	$—	$—	$—	$—	$—	$—
Dorsey Wright ADR ETF	830,502	—	—	1,200,067	—	—
Dorsey Wright FSM All Cap World ETF	459,135	—	—	2,192,696	—	—
Dorsey Wright FSM US Core ETF	703,469	—	—	367,102	—	—
Dorsey Wright Short ETF	—	—	—	—	—	—
Dorsey Wright Small Company ETF	38,414	—	—	38,855	—	9,609
Focused Equity ETF	155,922	—	—	52,120	—	—
Gerber Kawasaki ETF	185,487	—	—	9,594	—	—
Hotel ETF	9,873	—	—	32,154	—	—
Insider Advantage ETF	693,692	—	—	520,610	—	—
Let Bob AI Powered Momentum ETF	164,137	—	—	—	—	—
MSOS 2x Daily ETF	—	—	—	—	—	—
Newfleet Multi-Sector Income ETF	1,018,031	—	—	1,469,967	—	—
Poseidon Dynamic Cannabis ETF	—	—	—	—	—	—
Psychedelics ETF	160,462	—	—	—	—	—
Pure Cannabis ETF	305,589	—	—	7,501,781	—	252,376
Pure US Cannabis ETF	—	—	—	3,055,414	—	—
Q Dynamic Growth ETF	—	—	—	—	—	—
Ranger Equity Bear ETF	—	—	—	—	—	—
Restaurant ETF	53,627	—	—	6,358	—	—
STAR Global Buy-Write ETF	650,549	67,088	—	166,381	—	—
Vice ETF	80,580	—	—	118,472	—	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2023 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post- October Loss	Long-Term Capital Post-October Loss
Alpha DNA Equity Sentiment ETF	$—	$—	$—
Dorsey Wright ADR ETF	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Short ETF	—	—	—
Dorsey Wright Small Company ETF	—	—	—
Focused Equity ETF	—	—	—
Gerber Kawasaki ETF	—	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

7. Federal Income Tax – (continued)

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post- October Loss	Long-Term Capital Post-October Loss
Hotel ETF	$—	$—	$—
Insider Advantage ETF	—	—	—
Let Bob AI Powered Momentum ETF	—	—	—
MSOS 2x Daily ETF	254,435	—	—
Newfleet Multi-Sector Income ETF	—	—	—
Poseidon Dynamic Cannabis ETF	28,004	—	—
Psychedelics ETF	—	—	—
Pure Cannabis ETF	—	—	—
Pure US Cannabis ETF	10,271,580	—	—
Q Dynamic Growth ETF	75,931	—	—
Ranger Equity Bear ETF	—	—	—
Restaurant ETF	—	—	—
STAR Global Buy-Write ETF	—	—	—
Vice ETF	—	—	—

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
Alpha DNA Equity Sentiment ETF	$18,364,803	$592,720	$18,957,523
Dorsey Wright ADR ETF	55,253,681	—	55,253,681
Dorsey Wright FSM All Cap World ETF	20,693,876	6,165,547	26,859,423
Dorsey Wright FSM US Core ETF	3,335,983	—	3,335,983
Dorsey Wright Short ETF	94,606,727	227,559	94,834,286
Dorsey Wright Small Company ETF	2,946,048	78,079	3,024,127
Focused Equity ETF	108,026	516,741	624,767
Gerber Kawasaki ETF	5,363,136	2,599,705	7,962,841
Hotel ETF	650,703	758,076	1,408,779
Insider Advantage ETF	25,082,023	3,108,144	28,190,167
Let Bob AI Powered Momentum ETF	2,415,378	—	2,415,378
MSOS 2x Daily ETF	11,139,728	—	11,139,728
Newfleet Multi-Sector Income ETF	3,468,622	10,168,265	13,636,887
Poseidon Dynamic Cannabis ETF	11,495,663	—	11,495,663
Psychedelics ETF	714,249	2,740,809	3,455,058
Pure Cannabis ETF	45,542,693	87,604,416	133,147,109
Pure US Cannabis ETF	1,006,012,439	533,506,592	1,539,519,031
Q Dynamic Growth ETF	5,244,850	134,514	5,379,364
Ranger Equity Bear ETF	382,531,805	901,364	383,433,169
Restaurant ETF	888,531	189,314	1,077,845
STAR Global Buy-Write ETF	208,178	511,666	719,844
Vice ETF	970,752	193,247	1,163,999

The Funds did not utilize capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2023.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2023 were as follows:

	Purchases			Sales
		U.S.			U.S.
Fund	Long Term	Government	In-Kind	Long Term	Government	In-Kind
Alpha DNA Equity Sentiment ETF	$230,604,384	$—	$317,749	$232,711,541	$—	$39,586,857
Dorsey Wright ADR ETF	34,314,910	—	3,185,902	34,585,071	—	16,962,747
Dorsey Wright FSM All Cap World ETF	132,664,086	—	12,696,528	131,709,814	—	13,738,993
Dorsey Wright FSM US Core ETF	83,314,262	—	5,412,245	83,703,748	—	6,974,481
Dorsey Wright Short ETF	139,191,968	—	—	116,315,590	—	—
Dorsey Wright Small Company ETF	5,523,211	—	641,535	5,511,367	—	3,372,337
Focused Equity ETF	7,210,135	—	39,853,373	7,279,639	—	7,626,044
Gerber Kawasaki ETF	7,726,412	—	3,184,885	7,666,570	—	3,084,884
Hotel ETF	5,715,866	—	481,010	5,790,643	—	2,990,960
Insider Advantage ETF	124,010,317	—	28,388,970	121,154,266	—	37,669,703
Let Bob AI Powered Momentum ETF	11,148,419	—	22,765	8,971,022	—	—
MSOS 2x Daily ETF	—	—	—	—	—	—
Newfleet Multi-Sector Income ETF	7,970,545	6,231,401	—	68,861,151	7,843,466	—
Poseidon Dynamic Cannabis ETF	974,938	—	386,885	1,233,236	—	—
Psychedelics ETF	5,976,446	—	3,593,220	4,717,373	—	—
Pure Cannabis ETF	26,045,695	—	427,677	20,551,966	—	1,703,629
Pure US Cannabis ETF	3,095,411	—	4,694,460	40,616,132	—	2,717,292
Q Dynamic Growth ETF	17,390,674	—	3,232,782	17,125,172	—	21,781,978
Ranger Equity Bear ETF	1,638,525,074	—	—	1,571,331,257	—	—
Restaurant ETF	3,159,365	—	—	2,627,636	—	549,261
STAR Global Buy-Write ETF	9,896,109	—	12,034,333	11,231,940	—	—
Vice ETF	13,539,081	—	845,209	12,739,233	—	869,142

9. Risks Involved with Investing in the Funds

As with any investment, an investor could lose all or part of their investment in a Fund and the Fund’s performance could trail that of other investments. A Fund may be subject to one or more principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in each Fund’s prospectus. Please refer to a Fund’s currently effective prospectus for the specific list and description of the principal risks of investing in the Fund.

Cannabis-Related Company Risk

Cannabis-related companies are subject to various laws and regulations that may differ at the state/ local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

9. Risks Involved with Investing in the Funds – (continued)

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Each Fund and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

ETF Market Risk

In stressed market conditions, the market for certain ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares. This difference can be reflected as a spread between the bid and ask prices quoted during the day or a premium or discount in the closing price from a Fund’s NAV.

Because a Fund’s shares trade in the secondary market, a broker may charge a commission to execute a transaction in shares and an investor may incur the cost of the spread between the price at which a dealer will buy shares (bid) and the somewhat higher price at which a dealer will sell shares (ask). In addition, not only are there a limited number of institutions that act as authorized participants, direct trading by authorized participants is critical to ensuring that a Fund’s shares trade at or close to NAV. However, market makers are not obligated to make a market in a Fund’s shares nor are authorized participants obligated to execute purchase or redemption orders for Creation Units and, in times of market stress, circumstances could develop that could cause them to refrain from these activities or reduce their role. The absence of an active market in a Fund’s shares could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

Fund of Funds Risk

Certain Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their portfolio. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Illiquid Investments Risk

In certain circumstances, it may be difficult for a Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Advisor or Sub-Advisor, as applicable, to dispose of such securities at a fair price at the time the

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

9. Risks Involved with Investing in the Funds – (continued)

Advisor or Sub-Advisor believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. Such investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Management Risk

The Advisor or Sub-Advisor, as applicable, continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Advisor’s or Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment. In fact, no matter how good a job the Advisor or Sub-Advisor does, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisor or Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. A Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, uncertainties regarding interest rates, rising inflation, or other events could have a significant impact on the market generally and on specific securities. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors. For example, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of investments. Fluctuations in the value of securities and other financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s investments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Trading Risk

Shares of each Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of a Fund’s holdings. The trading prices of a Fund’s shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. When the market price of a Fund’s shares deviates significantly from their NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor and Sub-Advisor, as applicable, do not believe that large discounts or premiums to NAV will exist for extended periods of time. Although each Fund’s shares are currently listed on the Exchange, there can be no assurance that an active

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

9. Risks Involved with Investing in the Funds – (continued)

trading market for a Fund’s shares will develop or be maintained. In addition, trading in shares of a Fund may be halted because of market conditions or for reasons that, in the view of the Fund’s Exchange, make trading in shares inadvisable.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred, other than those disclosed below, that require additional disclosure.

At the recommendation of the investment adviser and the Trust, the Trust’s Board of Trustees approved the liquidation of the AdvisorShares Poseidon Dynamic Cannabis ETF pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about September 1, 2023.

At the recommendation of the investment adviser and the Trust, the Trust’s Board of Trustees approved the liquidation of the AdvisorShares Newfleet Multi-Sector Income ETF pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about September 29, 2023.

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2023, taxed at a minimum rate of 15% were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	78.62
Dorsey Wright FSM All Cap World ETF	100.00
Dorsey Wright FSM US Core ETF	100.00
Dorsey Wright Short ETF	0.00
Dorsey Wright Small Company ETF	100.00
Focused Equity ETF	100.00
Gerber Kawasaki ETF	100.00
Hotel ETF	100.00
Insider Advantage ETF	100.00
Let Bob AI Powered Momentum ETF	0.00
MSOS 2x Daily ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Poseidon Dynamic Cannabis ETF	0.00
Psychedelics ETF	0.00
Pure Cannabis ETF	0.00
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	41.33
STAR Global Buy-Write ETF	68.11
Vice ETF	100.00

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

11. Unaudited Tax Information – (continued)

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2023 that qualifies for the dividends received deduction were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright FSM All Cap World ETF	54.89
Dorsey Wright FSM US Core ETF	100.00
Dorsey Wright Short ETF	0.00
Dorsey Wright Small Company ETF	100.00
Focused Equity ETF	100.00
Gerber Kawasaki ETF	74.72
Hotel ETF	100.00
Insider Advantage ETF	100.00
Let Bob AI Powered Momentum ETF	0.00
MSOS 2x Daily ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Poseidon Dynamic Cannabis ETF	0.00
Psychedelics ETF	0.00
Pure Cannabis ETF	0.00
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	41.33
STAR Global Buy-Write ETF	36.44
Vice ETF	94.74

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2023 that qualified interest income were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright FSM All Cap World ETF	0.00
Dorsey Wright FSM US Core ETF	0.00
Dorsey Wright Short ETF	0.00
Dorsey Wright Small Company ETF	0.00
Focused Equity ETF	0.00
Gerber Kawasaki ETF	0.00
Hotel ETF	0.00
Insider Advantage ETF	0.00
Let Bob AI Powered Momentum ETF	0.00
MSOS 2x Daily ETF	0.00
Newfleet Multi-Sector Income ETF	93.92
Poseidon Dynamic Cannabis ETF	0.00

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2023

11. Unaudited Tax Information – (continued)

Fund	Percentage
Psychedelics ETF	0.00%
Pure Cannabis ETF	0.00
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
STAR Global Buy-Write ETF	0.00
Vice ETF	0.00

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid were as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Alpha DNA Equity Sentiment ETF	$—	$—
Dorsey Wright ADR ETF	72,551	1,252,065
Dorsey Wright FSM All Cap World ETF	—	—
Dorsey Wright FSM US Core ETF	—	—
Dorsey Wright Short ETF	—	—
Dorsey Wright Small Company ETF	—	—
Focused Equity ETF	—	—
Gerber Kawasaki ETF	—	—
Hotel ETF	—	—
Insider Advantage ETF	—	—
Let Bob AI Powered Momentum ETF	—	—
MSOS 2x Daily ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Poseidon Dynamic Cannabis ETF	—	—
Psychedelics ETF	—	—
Pure Cannabis ETF	—	—
Pure US Cannabis ETF	—	—
Q Dynamic Growth ETF	—	—
Ranger Equity Bear ETF	—	—
Restaurant ETF	—	—
STAR Global Buy-Write ETF	22,126	76,632
Vice ETF	—	—

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alpha DNA Equity Sentiment ETF, Dorsey Wright ADR ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF, Dorsey Wright Short ETF, Dorsey Wright Small Company ETF (formerly known as Dorsey Wright Micro-Cap ETF), Focused Equity ETF, Gerber Kawasaki ETF, Hotel ETF, Insider Advantage ETF (formerly known as DoubleLine Value Equity ETF), Let Bob Al Powered Momentum ETF, MSOS 2x Daily ETF, Newfleet Multi-Sector Income ETF, Poseidon Dynamic Cannabis ETF, Psychedelics ETF, Pure Cannabis ETF, Pure US Cannabis ETF, Q Dynamic Growth ETF, Ranger Equity Bear ETF, Restaurant ETF, STAR Global Buy-Write ETF, and Vice ETF, each a series of AdvisorShares Trust (the “Funds”), including the schedules of investments, as of June 30, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Dorsey Wright ADR ETF, Focused Equity ETF, Insider Advantage ETF, Newfleet Multi-Sector Income ETF, Ranger Equity Bear ETF, STAR Global Buy-Write ETF, Vice ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the five years in the period ended June 30, 2023

Dorsey Wright Small Company ETF, Dorsey Wright Short ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023 and for the period July 11, 2018 (commencement of operations) through June 30, 2019

Pure Cannabis ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023 and for the period April 17, 2019 (commencement of operations) through June 30, 2019

Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the three years in the period ended June 30, 2023 and the period December 26, 2019 (commencement of operations) through June 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Pure US Cannabis ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period September 1, 2020 (commencement of operations) through June 30, 2021

Q Dynamic Growth ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period December 28, 2020 (commencement of operations) through June 30, 2021

Alpha DNA Equity Sentiment ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period February 2, 2021 (commencement of operations) through June 30, 2021

Hotel ETF, Restaurant ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period April 20, 2021 (commencement of operations) through June 30, 2021

Gerber Kawasaki ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period July 2, 2021 through June 30, 2022	For the year ended June 30, 2023 and the period July 2, 2021 (commencement of operations) through June 30, 2022

Psychedelics ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period September 16, 2021 through June 30, 2022	For the year ended June 30, 2023 and the period September 16, 2021 (commencement of operations) through June 30, 2022

Poseidon Dynamic Cannabis ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period November 17, 2021 through June 30, 2022	For the year ended June 30, 2023 and the period November 17, 2021 (commencement of operations) through June 30, 2022

Let Bob Al Powered Momentum ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period February 9, 2022 through June 30, 2022	For the year ended June 30, 2023 and the period February 9, 2022 (commencement of operations) through June 30, 2022

MSOS 2x Daily ETF	For the period August 24, 2022 through June 30, 2023	For the period August 24, 2022 through June 30, 2023	For the period August 24, 2022 (commencement of operations) through June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 28, 2023

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreements for the
AdvisorShares Gerber Kawasaki ETF and AdvisorShares STAR Global Buy-Write ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 16, 2023 and June 5, 2023, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the renewal of (a) separate sub-advisory agreements (together, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Gerber Kawasaki, Inc., on behalf of the AdvisorShares Gerber Kawasaki ETF and (2) CreativeOne Wealth, LLC (formerly ChangePath, LLC), on behalf of the AdvisorShares STAR Global Buy-Write ETF (together, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each, a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meetings and over the course of the prior year, to help evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements and decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to and at the meetings, the Board, including the Independent Trustees, was presented with information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the performance by the Advisor and each Sub-Advisor of its duties; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits realized by the Advisor and each Sub-Advisor; (v) the potential for economies of scale for the benefit of each Fund’s shareholders; and (vi) any ancillary benefits to the Adviser and each Sub-Advisor. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meetings, information it received at the meetings, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the services provided to each Fund by the Advisor and applicable Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services, such as

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Funds. The Trustees reviewed the extensive responsibilities that the Advisor has as investment advisor to each Fund, including the oversight of the activities and operations of the Sub-Advisors, as applicable, and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and financial condition. The Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and each Sub-Advisor, including those individuals responsible for portfolio management, the Advisor’s and each Sub-Advisor’s operational capabilities and resources, and their experience in managing investment portfolios. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds. The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. The Board noted that each Fund is actively managed and that it receives regular reports regarding each Fund’s performance at its quarterly meetings. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Services and Profitability. In considering whether the advisory and sub-advisory fees payable with respect to each Fund are reasonable, the Board reviewed the advisory fee paid by each Fund to the Advisor, the sub-advisory fee paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the Advisor’s and each Sub-Advisor’s profitability analysis with respect to each Fund, as applicable. In discussing the fee arrangements between the Advisor and each Sub-Advisor, the Board noted that the Advisor pays each Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also reviewed information comparing each Fund’s fee to the fee paid by comparable funds. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appear to be reasonable in light of the services rendered.

Economies of Scale. The Board considered for each Fund whether economies of scale were realized, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees include breakpoints. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for each Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of a Fund.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fee is reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Approval of New Sub-Advisory Agreement for AdvisorShares Ranger Equity Bear ETF

In anticipation of a change in ownership of Ranger Alternative Management L.P. (“Ranger”), the investment sub-adviser to the AdvisorShares Ranger Equity Bear ETF (the “Fund”), that would result in a change in control of Ranger thereby causing an assignment of the existing sub-advisory agreement between the Advisor and Ranger with respect to the Fund and the agreement’s automatic termination under the 1940 Act, the Board, including the Independent Trustees, considered at its June 5, 2023 meeting the approval of a new sub-advisory agreement between the Advisor and Ranger with respect to the Fund (the “New Sub-Advisory Agreement”).

In considering whether to approve the New Sub-Advisory Agreement, the Board noted that the New Sub-Advisory Agreement would take effect upon consummation of the ownership change and that it contained substantially the same terms as the existing sub-advisory agreement including the rate of compensation. The Board noted that for the meeting it had been provided specific information relating to the change in control and that it most recently had conducted its annual comprehensive review of Ranger at its August 24, 2022 meeting. The Board reviewed and discussed the change in control-related information and analysis provided by Ranger and also considered the approval of the New Sub-Advisory Agreement in light of the information it received in connection with its previous annual review as well other information received throughout the year. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of the Services. The Board received responses to a detailed series of questions that requested information relating to the expected change in control and its effects. In considering the nature, extent and quality of the services provided by Ranger, the Board considered the portfolio management services provided to the Fund, noting that such services would continue to be the same. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of Ranger, noting any changes that were expected to result in connection with the change in control. The Board also considered Ranger’s operational capabilities and resources, the overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning its compliance function, operational capabilities, and portfolio management team. Based on its review, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Ranger.

Performance of the Fund. The Board noted its previous review of information regarding the Fund’s performance for various periods as well as comparative performance information. Ranger and the Adviser had provided information regarding factors impacting the performance of the Fund, outlining current market conditions, and explaining its expectations and strategies for the future. The Board noted that the Fund is actively managed and that it receives regular reports regarding the Fund’s performance at its quarterly meetings. Based on this information, the Board concluded that it was satisfied with the investment results that Ranger had been able to achieve for the Fund.

Cost of Services and Profitability. In considering whether the sub-advisory fee payable with respect to the Fund is reasonable, the Board noted its previous review of the sub-advisory fee paid by the Advisor to Ranger, the costs and other expenses incurred by Ranger, and the profitability analysis with respect to the Fund. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the sub-advisory fee paid to Ranger under the existing sub-advisory agreement. Based on its review, in the context of its full deliberations, the Board concluded for the Fund that the sub-advisory fee appeared to be reasonable in light of the services rendered.

Economies of Scale. The Board noted that it had previously considered whether economies of scale were realized for the Fund. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for the Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Ancillary Benefits. The Board noted the potential benefits to be received by Ranger as a result of its relationship with the Fund (other than the sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services to be provided to the Fund and approved the New Sub-Advisory Agreement for an initial term of two years.

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Noah Hamman* 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present)	22	None

Independent Trustees

Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	President of ASAE Business Services, Inc. (2017–present), ASAE Insurance Company (2020–present), ASAE Investments, LLC (2018–present), ASAE Real Estate (2017–present) (ASAE (American Society of Association Executives) is a membership organization serving the association and non-profit community); President of P/B Wealth Consulting (2017–present); Vice-President/Chief Operating Officer of NADA (National Automobile Dealers Association) Retirement Administrators, Inc. (2009–2017)	22	None

William G. McVay 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (a boutique investment counseling firm) (May 2017–present); Founder of RDK Strategies, LLC (2007–present)	22	None

Officers

Noah Hamman 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present)	N/A	N/A

Dan Ahrens 6046 Goodwin Avenue Dallas, TX 75206 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013)	N/A	N/A

Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015–present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); President of LCG Compliance Alliance (2011–present)	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Julio J. Lugo 51 Stonehedge Drive East Windsor, NJ 08520 (1963)	Vice President	Head of Fund Operations of AdvisorShares Investments, LLC (2021–present); President of ETP Consulting, LLC (2020–2021); Principal of BNYMellon Depositary Receipts (2004–2020)	N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available without charge on the SEC’s website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor	Distributor

AdvisorShares Investments, LLC	Foreside Fund Services, LLC
4800 Montgomery Lane, Suite 150	Three Canal Plaza, Suite 100
Bethesda, MD 20814	Portland, ME 04101

Sub-Advisors	Custodian/Fund Administrator/Transfer Agent

Alpha DNA Investment Management LLC	The Bank of New York Mellon
8860 Columbia 100 Parkway, Suite 301	240 Greenwich Street
Columbia, MD 21045	New York, NY 10286

CreativeOne Wealth, LLC	Legal Counsel
6330 Sprint Parkway, Suite 400
Overland Park, KS 66211	Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Dorsey, Wright & Associates, LLC	Washington, D.C. 20004
3300 W. Leigh Street
Richmond, VA 23230	Independent Registered Public Accounting Firm

Gerber Kawasaki, Inc.	Tait, Weller & Baker LLP
2716 Ocean Park Boulevard	50 South 16th Street, Suite 2900
Santa Monica, CA 90405	Philadelphia, PA 19102

Newfleet Asset Management, LLC
1 Financial Plaza
Hartford, CT 06103

Poseidon Investment Management, LLC
330 Fell Street, Suite 200
San Francisco, CA 94102

Ranger Alternative Management, L.P.
1845 Woodall Rodgers Freeway, Suite 1050
Dallas, TX 75201

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of management and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $354,850 for 2023 and $397,450 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,000 for 2023 and $75,000 for 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	No response required.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2023

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	September 1, 2023

*	Print the name and title of each signing officer under his or her signature.